UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.        )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

LiveRamp Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING
AND 2023 PROXY STATEMENT
www.virtualshareholdermeeting.com/RAMP2023
Tuesday, August 15, 2023 – 11:30 a.m. PDT

Notice of Annual Meeting of Shareholders

225 Bush Street, 17th Floor
San Francisco, CA 94104
888-987-6764
www.LiveRamp.com
Please join us for the 2023 Annual Meeting of Shareholders of LiveRamp Holdings, Inc. (the “Company”). The meeting will be held on August 15, 2023, at 11:30 a.m. PDT via the internet at www.virtualshareholdermeeting.com/RAMP2023.
The meeting will be held for the following purposes:
1.
To elect as directors the three nominees named in the attached Proxy Statement for a three-year term expiring in 2026;

2.
To approve an increase in the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan (the “2005 Plan”);

3.
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

4.
To select, in an advisory (non-binding) vote, the frequency of future advisory votes on executive compensation;

5.
To ratify the selection of KPMG LLP as the Company’s independent registered public accountant for fiscal year 2024; and

6.
To transact any other business that may properly come before the 2023 Annual Meeting or any postponement or adjournment thereof.

Only holders of the Company’s common stock of record at the close of business on June 20, 2023 are entitled to notice of and to vote during the 2023 Annual Meeting or any postponement or adjournment thereof. Details regarding the business to be conducted during the 2023 Annual Meeting are more fully described in the accompanying Proxy Statement.
As in previous years, we will again take advantage of the rules of the Securities and Exchange Commission that allow us to furnish our proxy materials electronically over the Internet. As a result, we are sending a notice of Internet availability of the proxy materials, rather than a full paper set of the proxy materials, to many of our shareholders. The notice of availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on how shareholders may obtain a paper copy of the proxy materials. This distribution process will contribute to our sustainability efforts and will reduce the costs of printing and distributing our proxy materials.
By Order of the Board of Directors
Jerry C. Jones
Executive Vice President, Chief Ethics and Legal Officer and Secretary
June 30, 2023
WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE TO RECORD YOUR VOTE PROMPTLY. PRIOR TO THE 2023 ANNUAL MEETING YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on August 15, 2023:
The Company’s Proxy Statement and Annual Report on Form 10-K for fiscal year 2023 are available electronically at https://investors.liveramp.com/financial-information and www.proxyvote.com.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement

Proxy Statement

225 Bush Street, 17th Floor
San Francisco, CA 94104
888-987-6764
www.LiveRamp.com
This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors of LiveRamp Holdings, Inc., a Delaware corporation (the “Company” or “LiveRamp”), to be used at its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) to be held on August 15, 2023, at 11:30 a.m. PDT via the Internet at www.virtualshareholdermeeting.com/RAMP2023, and at any postponement or adjournment thereof. The Proxy Statement is being furnished to shareholders beginning on June 30, 2023. As a shareholder, you are invited to attend the 2023 Annual Meeting virtually via the Internet. You are entitled and requested to vote on the proposals described in the Proxy Statement. Please read the Proxy Statement carefully, then vote your shares promptly by telephone, by Internet, or by signing, dating and returning a voting instruction form or proxy card.
Shares represented by properly executed proxies will be voted during the meeting. If a choice is specified by a shareholder, the proxy will be voted in accordance with that choice. If no choice is specified by a shareholder but the proxy is otherwise properly executed, the proxy will be voted in accordance with the recommendations of LiveRamp’s Board of Directors.
Questions and Answers about the Proxy Materials and the 2023 Annual Meeting

Q:
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, on or about June 30, 2023, the Company sent a notice of Internet availability of proxy materials to the Company’s shareholders of record and beneficial owners, except for shareholders who have requested otherwise. All shareholders will have the ability to access the proxy materials on the website referred to in the notice. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. In addition, shareholders may make a request to receive proxy materials electronically by email on an ongoing basis. The Company encourages you to take advantage of the electronic availability of the proxy materials in order to help reduce costs and to reduce the impact on the environment.

Q:
Who can vote at the 2023 Annual Meeting?

A:
Holders of record of LiveRamp common stock at the close of business on June 20, 2023 (the record date for the 2023 Annual Meeting) are entitled to vote their shares of common stock owned as of that date at the 2023 Annual Meeting or any postponement or adjournment thereof. On the record date for the 2023 Annual Meeting, there were 66,755,455 shares of the Company’s common stock outstanding and entitled to vote. A list of our shareholders will be available for review at our office at 301 Main Street, 2nd Floor, Little Rock, AR 72201 for at least 10 days prior to the 2023 Annual Meeting.

Q:
How many shares may I vote?

A:
You may vote all of the shares of LiveRamp common stock you held as of the record date, June 20, 2023, including shares held directly in your name as the shareholder of record, shares held for you as the beneficial owner in

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   1

street name through a stockbroker or bank, and shares purchased through LiveRamp’s 401(k) Retirement Savings Plan and/or employee stock purchase plan.
Q:
How can I attend the 2023 Annual Meeting?

A:
You may attend the 2023 Annual Meeting virtually via the Internet. The meeting will be held on August 15, 2023, at 11:30 a.m. PDT. To attend virtually, log on to www.virtualshareholdermeeting.com/RAMP2023. While all LiveRamp shareholders will be permitted to listen online to the 2023 Annual Meeting, only shareholders of record and beneficial owners as of the close of business on the record date, June 20, 2023, may vote and ask questions during the meeting. In order to vote or submit a question during the meeting, you will need to follow the instructions posted at www.proxyvote.com and www.virtualshareholdermeeting.com/RAMP2023 and will need the control number included on your notice of Internet availability of the proxy materials, voting instruction form or proxy card. Broadridge Financial Solutions, Inc. is hosting the webcast of the 2023 Annual Meeting. Broadridge will have technicians ready to assist you with any technical difficulties you may have accessing the meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call Broadridge’s technical support number that will be posted on the virtual meeting platform log-in page.

Q:
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A:
Beneficial owners. Most LiveRamp shareholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, you are a “beneficial owner,” and a notice of Internet availability of proxy materials, or a full set of the proxy materials together with a voting instruction form, have been forwarded to you by your broker, bank or other nominee.

Shareholders of record. If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the “shareholder of record” with respect to those shares, and a notice of Internet availability of proxy materials, or a full set of the proxy materials together with a proxy card, has been sent directly to you by LiveRamp.
Q:
How can I vote my shares?

A:
There are four ways to vote:

•
By Internet. You can submit a proxy over the Internet to vote your shares by following the instructions provided either in the notice of Internet availability of proxy materials or on the proxy card or voting instruction form accompanying the proxy materials you received.

•
By telephone. You can submit a proxy over the telephone following the instructions provided on the proxy card or voting instruction form accompanying the proxy materials you received. If you received a notice of Internet availability of proxy materials only, you can submit a proxy over the telephone to vote your shares by following the instructions at the Internet website address referred to in the notice.

•
By mail. If you received paper proxy materials in the mail, you can submit a proxy by mail to vote your shares by completing, signing and returning the proxy card or voting instruction form accompanying the proxy materials you received. If you received a notice of Internet availability of proxy materials, to receive a proxy card or voting instruction form, you must request a paper copy of our proxy materials by following the instructions in your notice.

•
During the meeting. If you are a shareholder of record or a beneficial owner as of the June 20, 2023 record date, you may vote virtually via the Internet during the 2023 Annual Meeting. If you desire to vote virtually via the Internet at the meeting, please follow the instructions for attending and voting during the 2023 Annual Meeting posted at www.virtualshareholdermeeting.com/RAMP2023. Beneficial owners must obtain a legal proxy from their broker, bank or other nominee to vote during the meeting. Follow the instructions from your broker, bank or other nominee included with your proxy materials, or contact your broker, bank or other nominee to request a legal proxy. All votes must be received by the independent inspector of election before the polls close during the meeting.

Please note that telephone and Internet voting will close at 8:59 p.m. PDT on August 14, 2023.
Q:
How do I vote if I hold my shares as a participant in LiveRamp’s 401(k) Retirement Savings Plan?

A:
If you hold shares as a participant in LiveRamp’s 401(k) Retirement Savings Plan, you can vote your shares by Internet, telephone or mail by following the instructions provided in the voting instruction form accompanying the

Questions and Answers about the Proxy Materials and the 2023 Annual Meeting proxy materials you received. Your completed voting instructions, whether submitted by Internet, by telephone or by mail, must be received by 8:59 p.m. PDT on August 10, 2023, in order to allow sufficient time for your vote to be tabulated by the plan’s trustee. You also may revoke or change your voting instruction at any time prior to the cut-off time. Due to the tabulation requirements of the plan administrator, participants in LiveRamp’s 401(k) Retirement Savings Plan may not vote their shares during the meeting.
Q:
Can I change my vote?

A:
Any shareholder executing a proxy retains the right to revoke it at any time prior to the final vote at the 2023 Annual Meeting, except that participants in LiveRamp’s 401(k) Retirement Savings Plan may not revoke or change their voting instructions after 8:59 p.m. PDT on August 10, 2023. You may revoke your proxy and vote again by (i) delivering a notice of revocation or delivering a later-dated proxy to LiveRamp’s Corporate Secretary at LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201; (ii) submitting another vote over the Internet or by telephone; or (iii) by attending and voting virtually via the Internet during the 2023 Annual Meeting. However, your attendance during the 2023 Annual Meeting will not automatically revoke your proxy unless you specifically so request. A shareholder’s last vote is the vote that will be counted.

Q:
Who will count the votes?

A:
A representative of Broadridge Financial Solutions, Inc. will count the votes and will serve as the inspector of election.

Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares are registered differently, or if they are held in more than one account, you will receive more than one proxy card or voting instruction form. Please follow the instructions on each proxy card or voting instruction form to ensure that all of your shares are voted. Please sign each proxy card exactly as your name appears on the card. For joint accounts, each owner should sign the proxy card. When signing as executor, administrator, attorney, trustee, guardian, etc., please print your full title on the proxy card.

Q:
What is the quorum requirement for the 2023 Annual Meeting?

A:
The presence virtually via the Internet or by proxy of the holders of a majority of the shares of common stock issued and outstanding as of the record date is required to establish a quorum at the 2023 Annual Meeting. If a quorum is established, each holder of common stock shall be entitled to one vote on each of the matters presented at the 2023 Annual Meeting for each share of common stock outstanding in his or her name on the record date.

Q:
What items of business will be presented at the 2023 Annual Meeting?

A:
The following matters will be presented for shareholder consideration and voting at the 2023 Annual Meeting:

1.
The election of three director nominees named in this Proxy Statement for a three-year term expiring in 2026;

2.
A proposal to increase the number of shares available for issuance under the 2005 Plan;

3.
An advisory vote on the compensation of our named executive officers;

4.
An advisory vote to select the frequency of future advisory votes on executive compensation; and

5.
The ratification of the selection of KPMG LLP as the Company’s independent registered public accountant for fiscal year 2024.

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   3

Q:
What vote is required to pass each item of business?

A:
The shareholder vote required to approve each proposal is set forth below:

Proposal	Votes Required for Approval
1. Election of directors	Majority of votes cast for each nominee*
2. Increase in the number of shares available for issuance under the 2005 Plan	Majority of votes cast*
3. Advisory vote to approve executive compensation	Majority of votes cast*
4. Advisory vote to select the frequency of future advisory votes on executive compensation	Majority of votes cast*
5. Ratification of the selection of the independent registered public accountant	Majority of votes cast*

*
A majority of votes cast means that the number of votes cast “for” a director nominee’s election or a proposal must exceed the number of votes cast “against” it.

Director Resignation Policy. In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected, and the Board of Directors has established procedures under which any incumbent director who fails to receive a majority of the votes cast in his or her election will tender his or her resignation to the Board. The Board will act upon a tendered resignation within 90 days of the date on which the election results were certified and will promptly make public disclosure of the results of its actions.
Q:
How are proxies voted?

A:
All shares represented by valid proxies will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

Q:
What happens if I do not give specific voting instructions?

A:
Shareholders of record. If you are a shareholder of record and you sign and return a proxy card without giving specific voting instructions, or you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the 2023 Annual Meeting.

Beneficial owners. If you are a beneficial owner of shares held in street name and do not vote at the 2023 Annual Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”
Q:
Which items of business are considered “routine” and “non-routine”?

A:
The election of directors (Proposal No. 1), approval of an increase in the number of shares available for issuance under the 2005 Plan (Proposal No. 2), the advisory vote regarding the Company’s executive compensation (Proposal No. 3), and the advisory vote to select the frequency of future advisory votes on executive compensation (Proposal No. 4) are considered non-routine matters under applicable rules, and therefore a broker or other nominee may not vote on these matters without instructions from the beneficial owner. Consequently, there may be broker non-votes with respect to these proposals. On the other hand, the ratification of KPMG LLP (Proposal No. 5) is considered a routine matter, and a broker or other nominee may vote without instructions, and broker non-votes are not expected to occur with respect to this proposal.

Questions and Answers about the Proxy Materials and the 2023 Annual Meeting
Q:
How are broker non-votes and abstentions treated?

A:
Broker non-votes and abstentions (which occur when a shareholder chooses to abstain from voting on a proposal) are counted for purposes of determining whether a quorum is present. The effect of broker non-votes and abstentions on each of the proposals presented in this Proxy Statement is as follows:

Proposal	Broker Non-Votes	Abstentions
1. Election of directors	No effect	No effect
2. Increase in the number of shares available for issuance under the 2005 Plan	No effect	No effect
3. Advisory vote on executive compensation	No effect	No effect
4. Advisory vote to select the frequency of future advisory votes on executive compensation	No effect	No effect
5. Ratification of the selection of the independent registered public accountant	Not applicable	No effect

Q:
Who can help answer my questions?

A:
If you have any questions about the 2023 Annual Meeting or how to vote your shares, please contact Alliance Advisors, LLC, which has been retained to assist us in the distribution and solicitation of proxies, by telephone at 1-866-407-2060.

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   5

Election of Directors
(Proposal No. 1)
The number of members of the LiveRamp Board of Directors (the “Board”) is currently set at eight and may be fixed from time to time by the Board in the manner provided in the Company’s bylaws. Our certificate of incorporation and bylaws provide for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible. The terms of three current directors, Timothy R. Cadogan, Vivian Chow and Scott E. Howe, expire at the 2023 Annual Meeting.
Upon the recommendation of the Governance/Nominating Committee of the Board (the “GNC”), the Board has nominated Mr. Cadogan, Ms. Chow and Mr. Howe to stand for election as directors at the 2023 Annual Meeting. Each of the nominees was elected to the Board at the 2020 Annual Meeting of Shareholders.
Unless otherwise directed, the individuals named as proxies will vote that proxy for the election of the nominees, with each to hold office for a term of three years until the 2026 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. The Board expects that each of the nominees will be available for election, but in the event that any of them is not available, proxies received will be voted for substitute nominees to be designated by the Board or, in the event no such designation is made, proxies will be voted for a lesser number of nominees.
In considering potential nominees for service on the Board, the GNC strives to identify individuals who are the best possible candidates to serve. Candidates are selected on the basis of their breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business and our business environment, and willingness to devote adequate time to Board duties. Board members are expected to have the highest personal and professional ethics, integrity and values, and to be committed to representing the long-term interests of the Company and its shareholders. They are also expected to have an inquisitive and objective perspective, practical wisdom, mature judgment, and a commitment to serve on the Board for an extended period of time in order to develop an in-depth knowledge of LiveRamp, its strategy, and its principal operations.
The GNC and Board seek candidates who demonstrate a willingness to evaluate management’s performance objectively and who have no activities or interests that could conflict with their responsibilities to LiveRamp. The GNC annually assesses the appropriate balance of skills and characteristics that are desired for the Board, and together with the full Board, strives to create a diversified membership. With respect to vacancies on the Board, the GNC believes that it is of paramount importance to seek qualified candidates who will provide more gender and ethnic diversity to the Board. Of our current Board members, 25% are women, one of whom is the chair our Audit/Finance Committee. In addition, 25% of our current directors are of underrepresented ethnicities.
In connection with each nominee recommendation, the GNC considers the issue of continuing director tenure and attempts to ensure that the Board maintains an openness to new ideas and a willingness to critically examine the status quo. The Board does not believe that there should be term or age limits for directors. While such limits could help ensure that there are fresh ideas and viewpoints available to the Board, term and age limits nevertheless have the disadvantage of forcing the loss of the considerable contributions of those directors who have developed, over a period of time, a deep understanding of the Company and its operations and who are thus able to make increasingly valuable contributions to the Board. In addition, due to their familiarity with the Company, longer-term directors may not need to devote as much time to effectively executing their responsibilities as shorter-tenured Board members who may need to spend more time becoming familiar with the business of the Company and the industry within which it operates. In lieu of term or age limits, the GNC, as part of its annual board evaluation process, assesses each sitting director’s potential continuing contributions to the Board based upon the results of annual individual peer-to-peer reviews.
Nominees and Continuing Directors
Set forth below is biographical information for each nominee standing for election at the 2023 Annual Meeting, as well as for each director who will continue to serve as a director of the Company after the 2023 Annual Meeting. The following descriptions also outline each person’s background and qualifications that qualify him or her to serve on the Company’s Board.

Election of Directors
Nominees for Director with Terms Expiring in 2023

Mr. Cadogan is the chief executive officer of GoFundMe, the world’s largest fundraising platform. Prior to assuming this position in 2020, he was chief executive officer of OpenX Technologies, Inc., a leading provider of digital advertising technology. Mr. Cadogan continues to serve OpenX as its chairman of the board. From 2003-2008 Mr. Cadogan served as senior vice president of Global Advertising Marketplaces at Yahoo! where he oversaw the primary advertising product lines including display, search and video. Previously at Yahoo!, he was vice president of search where he was responsible for both the consumer search and the paid search businesses. Prior to joining Yahoo!, Mr. Cadogan was vice president of search at Overture (formerly GoTo.com), a consultant at The Boston Consulting Group, and a consultant at McKinsey & Company. He holds a BSc degree from The London School of Economics, an MPhil degree in international relations from Oxford University, and an MBA from Stanford University.
Skills and Qualifications
Mr. Cadogan’s qualifications to serve on the Board include his extensive experience in the fields of digital advertising and technology as well as his years of management experience. His 15 years as a chief executive officer qualify him to serve as chair of the Compensation Committee and provide extensive insight into managing complex business operations and overseeing business risk.

Timothy R. Cadogan
Age 52 Director since 2012 Committees: Compensation (Chair), GNC

Ms. Chow served as SVP, Strategic Execution & Operations of DocuSign, Inc (NASDAQ: DOCU), an agreement cloud company, from March 2021-February 2022, in which role she was responsible for priority projects including the delivery, assessment, solution design, process and workflow optimization. From 2013-2021, she served as DocuSign’s Chief Accounting Officer and was responsible for accounting, sales compensation, internal audit, tax and treasury. Prior to joining DocuSign in 2013, she served for five years as the VP, Worldwide Controller for Electronic Arts Inc. (NASDAQ: EA), a leading publisher of video games. Prior to that, she held VP and Corporate Controller positions at Restoration Hardware (NYSE: RH), a home furnishings retailer, and Thermage, Inc., a medical device manufacturer. Previously, she held leadership positions at Fair, Isaac & Company, Inc. (NYSE: FICO), Calypte Biomedical Corporation and Nextel Communications. Ms. Chow started her career at Arthur Andersen & Co., a public accounting partnership, where she served various clients in the audit and financial services consulting practices. Ms. Chow holds a bachelor of science degree in accounting from Lehigh University. She is a certified public accountant (inactive) in the State of California.
Skills and Qualifications
Ms. Chow’s extensive background in financial management and accounting, tax, treasury and internal audit functions qualifies her to serve on the Board and as chair of the Company’s Audit/Finance Committee. Based on her experience and expertise, Ms. Chow is deemed to be an “audit committee financial expert,” as defined by the rules of the SEC.

Vivian Chow
Age 56 Director since 2020 Committees: Audit/Finance (Chair), Executive

Mr. Howe joined the Company in 2011 as its Chief Executive Officer and President. Prior to joining the Company, he served as corporate vice president of Microsoft Advertising Business Group from 2007-2010. In this role, he managed a multi-billion-dollar business encompassing all emerging businesses related to online advertising, including search, display, ad networks, in-game, mobile, digital cable and a variety of enterprise software applications. Mr. Howe was employed from 1999-2007 as an executive and later as a corporate officer at aQuantive, Inc. where he managed three lines of business, including Avenue A | Razorfish (a leading Seattle-based global consultancy in digital marketing and technology), DRIVE Performance Media (now Microsoft Media Network), and Atlas International (an adserving technology now owned by Facebook). Earlier in his career, he was with The Boston Consulting Group and Kidder, Peabody & Company, Inc. He is a member of the board of the Internet Advertising Bureau (IAB) and previously served on the board of Blue Nile, Inc., a leading online retailer of diamonds and fine jewelry. He is a magna cum laude graduate of Princeton University, where he earned a degree in economics, and he holds an MBA from Harvard University.
Skills and Qualifications
The Board believes it is important for LiveRamp’s chief executive officer to serve as a member of the Board, as the CEO is in a unique position to understand the challenges and issues facing the Company. Among Mr. Howe’s qualifications are his demonstrated leadership skills and his prior work experience, including over a decade of corporate leadership in the digital advertising industry, which qualify him to serve both as CEO and as a director.

Scott E. Howe
Age 55 Director since 2011 Committees: Executive (Chair)

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   7

Directors Whose Terms Expire in 2024

Mr. Battelle is an entrepreneur, journalist, professor and author who has founded or co-founded various online, conference, magazine and other media businesses. He is the co-founder of Recount Media Inc., a NY-based media platform, sold in 2023 to The News Movement, and chair of the board of directors of Sovrn Holdings, Inc., a programmatic advertising and publisher platform that connects publishers with monetization solutions. He is also an Adjunct Professor and Senior Research Scholar at Columbia University and serves as a director at the UC Berkely Graduate School of Journalism. Previously, he was the founder/executive chair and CEO of NewCo Platform, Inc., a disruptive conference and media platform. In 2005, Mr. Battelle founded the Internet media company Federated Media Publishing, where he served as chairman and CEO until its sale to LIN Media in 2014.
Mr. Battelle founded and served as executive producer of the Web 2 Summit and maintains Searchblog, an ongoing daily site which covers the intersection of media, technology and culture. From 2001-2004 he occupied the Bloomberg chair in Business Journalism for the Graduate School of Journalism at the University of California, Berkeley. He was the founder and served from 1997-2001 as chairman and CEO of Standard Media International (SMI) and as publisher of The Industry Standard and TheStandard.com. Prior to that, he was a co-founding editor of Wired magazine and Wired Ventures. Mr. Battelle previously served on the board of directors of the MMA, and the Internet Advertising Bureau and he was a founding board member of the Online Publishers Association. In 2005, he authored The Search: How Google and Its Rivals Rewrote the Rules of Business and Transformed Our Culture (Penguin/Portfolio), an international bestseller published in more than 25 languages. He is considered to be an expert in the field of media and technology, and has appeared on national and international news channels such as CBS, BBC, CNN, PBS, Discovery and CNBC. Honors and awards include: “Global Leader for Tomorrow” and “Young Global Leader” by the World Economic Forum in Davos, Switzerland; a finalist in the 2000 “Entrepreneur of the Year” competition by Ernst & Young; “Innovator  —  One of Ten Best Marketers in the Business” by Advertising Age; and one of the “Most Important People on The Web” by PCWorld. Mr. Battelle holds a bachelor’s degree in anthropology and a master’s degree in journalism from the University of California, Berkeley.
Skills and Qualifications
As an entrepreneur with an extensive background in digital publishing and digital advertising, Mr. Battelle provides the Board with a unique blend of media-related and digital experience that assists the Company in executing its growth strategy. In addition, his operational and advisory roles with various media businesses qualify him to serve on the Board. His extensive experience as a director and long tenure on the Board qualify him to serve as chair of the Company’s Governance/Nominating Committee.

John L. Battelle
Age 57 Director since 2012 Committees: GNC (Chair)

Mr. Tawakol is the CEO of Rembrand, a firm that uses AI to generate virtual product placements. From 2019-2022 he served as GM of Product Led Growth at Cisco Systems, Inc. (NASDAQ: CSCO). In 2017 he founded and was CEO of Voicea, a company specializing in leveraging conversational artificial intelligence which was acquired by Cisco in 2019. Prior to founding Voicea, Mr. Tawakol was employed by Oracle Corporation (NYSE: ORCL) as SVP and GM of Oracle America Inc.’s Data Cloud division. In 2007, he founded BlueKai, Inc., a leading data management platform for Fortune 100 marketers, and served as its CEO until BlueKai’s acquisition by Oracle in 2014. Prior roles include chief advertising officer and general manager of Medio Systems, Inc. (acquired by Nokia); and CEO of CoRelation (acquired by Audience Science). Mr. Tawakol holds a Bachelor of Science degree in Mechanical Engineering from the Massachusetts Institute of Technology and two Master of Science degrees from Stanford University, one in engineering and the other in computer science.
Skills and Qualifications
Mr. Tawakol’s experience within the data management, artificial intelligence and technology industries, as well as his management background, qualify him to serve as a member of our Board. In addition, his current position offers the Board unique perspectives and insights pertaining to customer experience.

Omar Tawakol
Age 54 Director since 2021 Committees: Compensation

Election of Directors

Ms. Tomlin is a member of the board of directors of Weave Communications, Inc. (NYSE: WEAV), a leading customer communications and engagement software platform. She also serves as an advisor to Blumberg Capital, a venture capital firm, and as an independent director of Nexla, Inc., a venture-backed data fabric architecture company. She was chief marketing officer and head of global communications at NortonLifeLock Inc. (NASDAQ: NLOK), formerly Symantec (NASDAQ: SYMC) until September 2020. Prior to joining Symantec, Ms. Tomlin served from 2012-2019 as EVP, chief marketing, distribution and customer officer for CSAA Insurance Group (“CSAA”), a major provider of AAA-branded insurance, leading all aspects of marketing, customer experience and data strategies. During her tenure at CSAA, she also led distribution and enterprise strategy.
From 2007-2012, Ms. Tomlin held several senior leadership positions, including vice president of marketing at Capital One Financial Corp. (NYSE: COF), where she led commercial banking, retail, national small business credit card and sponsorship marketing. Before joining Capital One, Ms. Tomlin held the roles of senior marketing officer, head of life insurance product management and corporate brand at USAA, a Fortune 500 diversified financial services group. Prior to USAA, she held numerous marketing positions, including chief marketing officer at LOMA, an international organization providing products for distribution, operations and education training for global financial services companies.
Ms. Tomlin is a former member of the board of directors of the YMCA of San Francisco and the Amyotrophic Lateral Sclerosis (ALS) Society of Georgia. She has been repeatedly honored by the San Francisco Business Times as one of the Bay Area’s Most Influential Women in Business. Ms. Tomlin holds a bachelor’s degree in English from Siena College and a master’s degree in political science from North Carolina State University.
Skills and Qualifications
Ms. Tomlin’s prior experience as chief marketing officer and head of global communications of one of the world’s leading cyber security firms and as CMO of one of the country’s top insurance companies qualifies her to serve on our Board. In addition, her in-depth knowledge of two of the Company’s primary client industries, insurance and banking, provides insight into the Company’s strategies from a customer perspective.

Debora B. Tomlin
Age 54 Director since 2016 Committees: Audit/Finance, Compensation

Directors Whose Terms Expire in 2025

Mr. Kokich, the Non-Executive Chairman of the Board, is currently working as a consultant. He served as executive chairman of the board of directors of Marchex, Inc. (NASDAQ: MCHX), a mobile and online advertising company based in Seattle, from 2015-2016 and as chief strategy officer of Marchex from 2013-2015. For the prior 14 years Mr. Kokich was an executive at Razorfish, a leading Seattle-based global consultancy in digital marketing and technology, serving most recently as chairman of the board. Prior to joining Razorfish, he was CEO of Calla Bay, Inc. and was previously director of sales and marketing for a division of McCaw Cellular Communications. In his early career he spent 12 years in traditional advertising, including serving as executive vice president/managing director for Cole & Weber, a division of Ogilvy & Mather. He is a director of Xembley, Inc., a SaaS business productivity software company headquartered in Seattle. He previously served as a director of Childhaven, a Seattle children’s charity, Power Digital Marketing, a full service digital marketing consultancy based in San Diego, until its sale in 2021, and Rocket Fuel Inc. (NASDAQ: FUEL), an advertising technology company, until its merger in 2017 into Sizmek, a privately held company. Mr. Kokich holds a bachelor’s degree in finance from the University of Oregon.
Skills and Qualifications
Mr. Kokich’s qualifications to serve on our Board include his background in the field of digital marketing and technology, his experience in traditional marketing, and his years of management experience. This combination of experience in both management and marketing allows him to understand the Company’s challenges in a global marketplace. Mr. Kokich also brings technological expertise to the Board gained through his service with Marchex, Inc., Rocket Fuel Inc., Razorfish and other technology companies. His long-term experience as a director qualifies him to serve as the Non-Executive Chairman of the Board.

Clark M. Kokich
Age 71 Director since 2009 Chairman of the Board since 2019 Committees: Audit/Finance, GNC, Executive

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   9

Mr. O’Kelley is the CEO of Scope3, a company he co-founded in December 2021 focused on decarbonization in media and advertising through end-to-end emissions measurement across the supply chain. In 2019 Mr. O’Kelley co-founded Waybridge, a supply-chain platform for commodities, and was its CEO until December 2021. Previously he was CEO of AppNexus, a company he co-founded in 2007 which was acquired by AT&T in 2018. From the acquisition date until February 2019 he served as a strategic advisor to assist with the integration of AppNexus into AT&T. Prior to AppNexus, for four years Mr. O’Kelley was Chief Technology Officer of Right Media, a digital advertising exchange acquired by Yahoo in 2007. Mr. O’Kelley serves on the board of Tech:NYC. He has been recognized in Crain’s “40 Under 40,” Adweek 50, and Silicon Alley 100 lists. In 2012 he was named as an “EY Entrepreneur of the Year” in the New York region. O’Kelley holds a Bachelor of Science in Engineering degree in computer science from Princeton University.
Skills and Qualifications
Mr. O’Kelley’s experience in the high-tech environment qualifies him to serve as a member of our Board. In addition, his experience as an entrepreneur provides valuable insights to the Board, and his current position offers opportunities for the Board to view the Company’s strategy from a customer perspective.

Brian O’Kelley
Age 45 Director since 2023 Committees: GNC

Board of Directors’ Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF MR. CADOGAN, MS. CHOW AND MR. HOWE AT THE 2023 ANNUAL MEETING.

Corporate Governance

Our Board believes that good corporate governance is important to ensure that LiveRamp is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance principles, Board committee charters, codes of conduct, and stock ownership guidelines are available on the Company’s website at www.LiveRamp.com, or you may request a printed copy of them by sending a written request to the Corporate Secretary at LiveRamp Holdings, Inc., 301 Main Street, 2nd Floor, Little Rock, AR 72201. LiveRamp’s management and the Board closely monitor corporate governance developments and will continue to evaluate their duties and responsibilities with the intention of complying with all applicable laws, rules and regulations.
Director Independence
Our corporate governance principles require that a majority of the Board be “independent” as defined by the rules of the New York Stock Exchange (the “NYSE”). To be considered independent under our corporate governance principles and the NYSE rules, the Board must affirmatively determine that a director does not, except as a director or shareholder, have a direct or indirect material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). In making that determination, the Board must consider all relevant facts and circumstances, including information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. To assist the Board in determining whether a particular relationship a director has with the Company is a material relationship that would impair the director’s independence, the Board has established the following categorical standards and determined that the following relationships are deemed to be immaterial and would not in and of themselves impair a director’s independence:
•
a director, or his or her family member, is a partner, shareholder, officer, employee or director of a company that makes payments to, or receives payments from, the Company or any of its subsidiaries for property or services (other than accounting, consulting, legal, investment banking or financial advisory services) in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available either to similarly situated customers or current employees in an amount which, in any of the last three fiscal years, does not exceed the greater of  $1 million or 2% of such other company’s consolidated gross revenue;

•
a director, or his or her family member, serves as an executive officer, director or trustee of a charitable organization and the charitable contributions made or pledged by the Company, its subsidiaries and any foundation sponsored by or associated with the Company or its subsidiaries to such charitable organization in any of the last three fiscal years do not exceed, in the aggregate, the greater of  $1 million or 2% of the charitable organization’s consolidated gross revenues; and

•
a director’s relationship arising from (i) only such director’s position as a director of another corporation or organization; (ii) only such director’s direct or indirect ownership of a 5% or less equity interest in another corporation or organization (other than a partnership); (iii) both such position and such ownership; or (iv) such director’s position only as a limited partner in a partnership in which he or she has an interest of 5% or less.

The Board has determined that all of the Company’s current non-employee directors qualify as independent directors under applicable NYSE listing standards and SEC rules. In making these determinations, the Board reviewed the directors’ relationships, if any, with LiveRamp and affirmatively determined that there are no relationships or other factors which would impair any director’s ability to exercise independent judgment in carrying out his or her responsibilities as a director. In determining the independence of each non-employee director, the Board considered and deemed immaterial to such individual’s independence any transactions that met the categorical standards set forth above. There are no family relationships among any of our directors or executive officers.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   11

Board Leadership Structure
Our corporate governance principles give the Board the discretion to either separate or combine the positions of chief executive officer and chairman. Since 2007, these positions have been separated. The Board believes that separating the positions improves the ability of the Board to exercise its oversight role over management by having a director who is not an officer or member of management serve in the role of chairman. Appointing an independent chairman also simplifies our corporate governance structure by allowing the chairman to convene executive sessions with the independent directors and dispensing with the need for another director to discharge the role of lead independent director. Separation of the two roles also enhances our corporate governance profile. Mr. Kokich is currently serving as the non-executive chairman of the Board. His previous executive and board experience provides him with key skills in working with the other directors, understanding board processes and functions, responding to the financial, strategic and operational challenges and opportunities of our business, and overseeing management.
Board and Shareholder Meetings
Quarterly meetings of the Board are held to review the Company’s strategy, financial performance, enterprise risks and significant developments, and to act on matters requiring Board approval. If issues arise that require the full Board’s attention between regularly scheduled meetings, special meetings are called or action is taken by written consent. Time is allotted at the end of each Board and committee meeting for the independent directors to meet in executive session outside the presence of management. Directors are expected to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities and to attend and fully participate in Board meetings and meetings of committees on which they serve. For all non-telephonic meetings, directors are expected to attend in person in the absence of extraordinary circumstances. Likewise, directors are expected to attend the annual meetings of shareholders, either virtually or in person. In the event of a director’s repeated lack of attendance or failure to fully participate in meetings of the Board and/or the committees upon which he or she serves, the Chairman of the Board and/or the chair of the GNC will discuss the matter with the director in question. Following such discussion, the GNC will review the continued appropriateness of Board membership under the circumstances, and the affected director is expected to act in accordance with the recommendation of the GNC. During the last fiscal year, the Board met nine times and took action by unanimous written consent 9 times. All of the directors, with the exception of former director Kamakshi Sivaramakrishnan, attended 75% or more of the meetings of the Board and of the committees on which they served during the past fiscal year. At the 2022 annual meeting of shareholders, all directors were in attendance.

Corporate Governance
Committees of the Board of Directors
The Board currently has four standing committees: Audit/Finance, Compensation, Executive, and Governance/Nominating. A description of each committee is set forth below. Current members of each standing committee and the number of meetings held (or actions taken by unanimous written consent in lieu of a meeting) by each committee during fiscal 2023 are as follows:
Committee Memberships
Board Member	Audit/ Finance	Compensation	Executive	Governance/ Nominating
John L. Battelle	—	—	—
Timothy R. Cadogan	—		—
Vivian Chow		—		—
Scott E. Howe	—	—		—
Clark M. Kokich, Chairman		—
Brian O’Kelley	—	—	—
Omar Tawakol	—		—	—
Debora B. Tomlin			—	—
Meetings held in fiscal 2023	8	4	0	4
Written consents in fiscal 2023	2	4	0	1
 Member     Chairperson
Audit/Finance Committee.   The members of the Audit/Finance Committee currently are Ms. Chow (Chair), Mr. Kokich and Ms. Tomlin, each of whom is deemed independent under NYSE listing standards and SEC rules. The Board has determined that each member of the Audit/Finance Committee meets the NYSE financial literacy requirements and that Ms. Chow qualifies as an “audit committee financial expert” as defined by SEC rules. None of the members of our Audit/Finance Committee currently serve on more than three public company audit committees.
The Audit/Finance Committee assists the Board in overseeing LiveRamp’s financial statements and financial reporting process; systems of internal accounting and financial controls; independent auditors’ engagement, performance, independence, and qualifications; internal audit function; disclosure controls and procedures; and legal, regulatory compliance, and ethics programs as established by management and the Board. In addition, the committee monitors all major financial matters pertaining to the Company, assists the Board in long-range financial planning, and makes recommendations regarding the Company’s capital and debt structure. It oversees the management of certain of LiveRamp’s risks, including the Company’s exposures in the areas of finance and accounting, legal, regulatory and ethical compliance, internal controls, IT security, cybersecurity, insurance coverages, business continuity plans, and the implications, if any, on the civil rights of protected classes of individuals and the potential impact of such issues on the Company’s business, operations and reputation. It recommends and prioritizes capital and financial commitments, monitors related performance measurements, and reviews annual operating and capital budgets. The committee also reviews the Company’s large capital and unbudgeted expenditures, proposed acquisitions and divestitures, and hedging, dividend and tax policies. In addition, the committee is charged with reviewing and approving any transaction required to be disclosed as a related-party transaction under SEC rules and regulations. The committee’s charter specifies that no related-party transaction will be approved unless it is deemed by the committee to be commercially reasonable and in the best interests of, or not inconsistent with the best interests of, the Company.
Compensation Committee. The members of the Compensation Committee currently are Mr. Cadogan (Chair), Mr. Tawakol and Ms. Tomlin, each of whom is deemed independent under NYSE listing standards.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   13

The Compensation Committee assists the Board in fulfilling its oversight responsibility related to compensation programs, plans and awards for LiveRamp’s executive officers, and it administers the Company’s equity-based compensation plans. The committee reviews and makes recommendations to the independent members of our Board regarding the annual goals and objectives for the CEO and makes a recommendation to the independent members of our Board regarding the CEO’s compensation. The committee annually sets the compensation of the Company’s executive officers, and it reviews all of the Company’s compensation plans periodically. The committee also considers any risks associated with the plans and determines whether they are philosophically aligned with the executive officers’ compensation programs. In addition, the Compensation Committee establishes the share ownership guidelines applicable to the Company’s senior executives and the Board; evaluates the competitiveness and appropriateness of the Company’s change of control policies, severance practices, retirement plans, deferred compensation programs, and senior leadership benefits and perquisites; oversees the creation or revision of any clawback policies allowing the Company to recoup compensation paid to employees; designates which companies are to be included in the Company’s annual compensation peer group; considers the impact of tax and accounting rule changes upon the Company’s compensation plans and policies; and oversees the Company’s compliance with SEC rules and regulations regarding shareholder approval of executive compensation matters. The committee has the authority to retain advisors to assist with the work of the committee as it deems necessary and appropriate.
Executive Committee. The members of the Executive Committee currently are Mr. Howe (Chair), Ms. Chow and Mr. Kokich. While the Executive Committee is authorized under its charter to implement the policy decisions of the full Board and to handle routine matters that arise during the interim periods between Board meetings, in practice this committee acts only when specifically instructed by the full Board to handle a specific matter.
Governance/Nominating Committee. The members of the GNC currently are Mr. Battelle (Chair), Mr. Cadogan, Mr. Kokich, and Mr. O’Kelley, each of whom is deemed independent under NYSE listing standards.
The GNC is responsible for reviewing and making recommendations to the Board with regard to corporate governance principles, management succession planning, structure of Board committees, compensation of directors, ethics compliance programs, director orientation, and director education programs. In addition, the GNC reviews the adequacy of the Company’s ethics compliance programs, and it oversees the management of the Company’s risks related to governance and executive succession planning. The GNC evaluates the independence of directors and director nominees vis-a-vis the independence requirements of the NYSE, the rules and regulations of the SEC, and other applicable laws.
The GNC conducts an annual evaluation process whereby individual interviews are conducted with each Board member to assess the performance of  (i) the Board as a whole, (ii) the committees of the Board, (iii) the Board and committee chairs, and (iv) individual directors, including peer-to-peer evaluations and self-evaluations. The Chairman of the Board then provides feedback to the individual directors, and the recommendations resulting from each annual evaluation are discussed at the next quarterly Board meeting.
The GNC is also responsible for screening and recommending qualified candidates to the Board for membership and for annually recommending to the Board the nominees for director to be submitted for election at each annual meeting of the Company’s shareholders. All nominations or appointments to the Board are approved by the full Board. Potential Board candidates are identified through various methods, including recommendations from directors, management and shareholders. The committee has the authority to retain search firms to identify director candidates and to approve the search firm’s fees and other retention terms. The committee regularly reviews the appropriate skills and characteristics required of Board members. In reviewing potential candidates, the GNC considers applicable board and committee independence requirements imposed by the various committee charters, NYSE listing standards and applicable law. The committee also considers the number of other boards and committees on which a director candidate serves.
As noted previously under the section entitled “Election of Directors,” the GNC and Board seek directors who possess the highest personal and professional integrity, ethics and values, are committed to representing the long-term interests of the shareholders and have an objective perspective and mature judgment. Among the various criteria for selection as a Board member are the level of a potential candidate’s experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, willingness to devote adequate time to Board duties, and a commitment to serve on the Board for an extended period of time in order to develop an in-depth knowledge of the Company, its strategy and its principal operations. The GNC and Board seek candidates who

Corporate Governance
demonstrate a willingness to evaluate management’s performance objectively and who have no activities or interests that conflict with their responsibilities to LiveRamp.
The GNC is responsible for assessing the appropriate balance of skills and characteristics required of Board members. Nominees for director must meet the qualifications set forth in our corporate governance principles and the GNC charter, pursuant to which the Board and committee are mandated to use reasonable efforts to attract a diversified membership and to endeavor to have a Board representing diverse experience at policy-making levels in business, government, education and technology. The GNC continually seeks to identify potential candidates who would enhance the gender and ethnic diversity of the Board. All director nominees must agree to comply with the Board’s code of business conduct and ethics, a copy of which is posted in the “Investors  —  Corporate Governance  —  Codes of Ethics” section of our website at www.LiveRamp.com.
In accordance with the terms of the Company’s corporate governance principles, any nominees proposed by shareholders will be evaluated by the GNC in the same manner as nominees proposed by other sources. To be considered by the GNC, a shareholder nomination must be submitted to the corporate secretary at the address and within the time frame specified under the section of this Proxy Statement below entitled “Shareholder Proposals.” It is the policy of the Board that representatives of institutional investors may be considered for Board membership so long as the institution (a) does not own or control significant holdings (i.e., more than 5% of the total outstanding shares or other equity units) in businesses that are competitive with the Company; (b) fully discloses, on an ongoing basis, any currently existing and/or reasonably foreseeable conflicts of interest with the Company and/or its other shareholders; and (c) agrees to comply with the Company’s stock trading guidelines applicable to directors and senior members of management, as currently in force or as may be in force in the future.
Other Committees. In addition to the standing committees described above, the Board may establish other committees, including additional standing committees or ad hoc committees to deal with a particular event or process.
Responsibility for Risk Management
Management has primary responsibility for identifying and managing risks facing LiveRamp, subject to the oversight of the Board. The CEO brings key business risks to the attention of the Board, generally in the context of the Company’s strategic and operating plans. The Company’s director of risk management and the internal audit team, together with outside expert consultants, prepare quarterly reports used by the Audit/Finance Committee to analyze the most serious enterprise risks facing the Company and to prioritize the items to be addressed in the annual internal audit plan. The Company’s director of risk management and the internal audit team prepare risk assessments by conducting interviews and surveys with members of management across the Company and with the Audit/Finance Committee members to identify individual process and enterprise risks.
The committees of the Board assist in discharging the Board’s risk oversight role by performing certain subject matter responsibilities. Risks regarding financial, accounting and legal issues, compliance and internal controls, IT security, insurance coverages and business continuity are overseen by the Audit/Finance Committee. Risks related to the Company’s compensation programs are overseen by the Compensation Committee. Risks associated with governance and executive succession planning are overseen by the GNC. The full Board, however, retains full oversight responsibility for all subject matters, regardless of whether any particular subject matter is assigned to a committee. At each quarterly meeting, the Board receives a verbal summary of risk-related matters discussed in each of the committee meetings. All directors have access to the minutes of all committee meetings. The full Board is responsible for the overall risk assessment and management process and also directly oversees risks associated with the Company’s strategic plan, operating plan, products and services, human resources and organizational issues.
The Board’s administration of its risk oversight role has not specifically affected the Board’s leadership structure. In establishing the Board’s current leadership structure, risk oversight was one factor among many factors considered, and the Board believes that the current leadership structure is conducive to and appropriate for its risk oversight role.
The Board regularly reviews its leadership structure and evaluates whether such structure, as well as the Board as a whole, is functioning effectively. If in the future the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board’s risk oversight role, it may make any changes it deems appropriate.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   15

Hedging Policy
The Company’s insider trading policy prohibits our employees (including officers) and our directors from engaging in short sales, hedging transactions and monetization transactions. Hedging or monetization transactions can be accomplished through the use of various financial instruments, including prepaid variable forwards, equity swaps, collars and exchange funds. These transactions may permit continued ownership of Company stock without the full risks and rewards of ownership. When that occurs, a person entering into this type of transaction may no longer have the same objectives as LiveRamp’s other shareholders.
Communication with Directors
Shareholders and other interested parties may contact the Board, a Board committee, a particular group of directors (e.g., our independent directors), or individual members of the Board, including the Chairman of the Board, via the Company’s website, www.LiveRamp.com, by visiting the Board page under the “Investors  —  Corporate Governance  —  Board of Directors” section of the site, or by visiting https://secure.ethicspoint.com/domain/media/en/gui/40223/index.html. Communications relating to concerns about LiveRamp’s accounting, internal accounting controls, or auditing matters will be referred to members of the Audit/Finance Committee. Incoming messages are monitored by Navex Global, an international ethics and compliance software and solution provider.
Environmental, Social and Governance Responsibility
For more details on our corporate citizenship and sustainability efforts, please see LiveRamp’s 2023 Environmental, Social, and Governance Report, a copy of which is posted in the “Investors  —  Corporate Governance  —  Social Responsibility” section of our website at www.LiveRamp.com.

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
(Proposal No. 2)
Proposal Overview
Pursuant to this proposal, our shareholders are being asked to approve an amendment to increase the number of shares available for issuance (the “Share Increase Amendment”) under the Amended and Restated 2005 Equity Compensation Plan of LiveRamp Holdings, Inc. (the “2005 Plan”) by 4,000,000 shares. The Share Increase Amendment was approved by the Board on May 17, 2023, subject to shareholder approval. No other amendments are being proposed to the 2005 Plan other than the Share Increase Amendment. A copy of the 2005 Plan, as proposed to be amended and restated, is attached as Appendix A to this Proxy Statement and is incorporated herein by reference.
We believe the approval of the Share Increase Amendment is critical in our recruitment efforts and retention of key employees that are important to our continued growth. Equity awards are an essential compensation component to attract top talent and any hindrance to our ability to grant equity awards under the 2005 Plan will have a negative impact on our performance. Further, if the Share Increase Amendment is not approved, the Company will not have sufficient shares available for issuance to fund our grants for the next fiscal year and we will have to take alternative strategic actions to retain and motivate our current employees, which actions may be unfavorable to LiveRamp and its shareholders. Thus, we believe that this proposal is entirely in the best interests of our shareholders.
Share Increase Amendment Considerations
Plan Importance
Equity awards granted under the 2005 Plan are critical to LiveRamp’s success and continued growth by:
•
Directly aligning employee interests with those of our shareholders and creating a culture of ownership;

•
Increasing our ability to attract, reward, and motivate the top talent needed to achieve and exceed our strategic and continued growth objectives; and

•
Promoting retention of top talent as equity awards are subject to multi-year time-based vesting and/or performance-based conditions.

Plan Participation
We issue awards on a broad-based basis that includes the following groups:
•
Our Board of Directors;

•
Our executive officers and leadership team; and

•
Our broader employee base (Approximately 82% of our employees hold equity awards under the 2005 Plan).

Shares in Reserve
•
As of March 31, 2023, we had 4,300,108 shares available for future issuance under the 2005 Plan and have since issued many of those shares as part of our annual grants in May 2023.

•
As of June 1, 2023, we had 2,219,795 shares available for future issuance under the 2005 Plan.

•
If the Share Increase Amendment is not approved by the shareholders, the Company will not have sufficient shares available for issuance to fund our grants for the next fiscal year and strategic action will be required.

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   17

Shares Requested
We are seeking shareholder approval for an additional 4,000,000 shares, which:
•
We believe is a moderate request when comparing our dilution against our peer group used for purposes of determining executive compensation for fiscal 2024 (“FY24 Peer Group”)1

•
Represents approximately 6% of our outstanding common stock.

Utilization Metrics
Our utilization of equity awards is prudent compared to relative peer benchmarks:
•
Burn Rate — 5.2% 3-year average versus 4.9% & 6.5% for 50th & 75th percentiles of our FY24 Peer Group, respectively.

•
Overhang — Subject to the Share Increase Amendment approval, our full dilution is 16% and basic dilution is 19% as of June 1, 2023, which is below the 50th & 75th percentiles of our FY24 Peer Group of 20.5% & 28.5%, respectively.

•
Expense — 3-year stock-based compensation (“SBC”) expense for our core broad-based equity program (including one-time accelerations) at 15.3% of revenues. See the “Stock-Based Compensation Expense” section below for additional information on SBC expense.

Favorable Plan Features
The 2005 Plan includes several features that are consistent with the interests of our shareholders and sound corporate governance practices, including the following:
•
No automatic share replenishment or “evergreen” provision — Shares are not automatically replenished.

•
No discounted stock options or SARs — Stock options and stock appreciation rights (“SARs”) may not be repriced or granted with an exercise or measurement price lower than the fair market value of the underlying shares on the date of grant.

•
No repricing of stock options or SARs — The 2005 Plan prohibits the repricing of stock options or SARs or a cash buyout of underwater stock options or SARs without prior shareholder approval.

•
No liberal share counting or “recycling” of shares — Shares delivered to the Company to purchase shares upon exercise of an award or to satisfy tax withholding obligations will not become available for issuance under the 2005 Plan.

•
No liberal change in control definition — Change in control benefits are triggered only by the occurrence, rather than shareholder approval, of a merger or other change in control event.

Prudent Share Repurchases
The Company’s share repurchases under its share repurchase program has returned meaningful capital to our shareholders:
•
Since the inception of its share repurchase program in 2011, the Company has returned approximately $1.4 billion in capital to shareholders as of June 1, 2023.

•
As of June 1, 2023, the Company had $205.0 million of remaining capacity under the stock repurchase program.

Potential Non-Favorable Strategic Actions
In the event the Share Increase Amendment is not approved, we would likely pursue multiple courses of less favorable strategic action, including:
•
Reassessing our current hiring practices and scaling back our current employee equity award granting practices which could lead to less growth and increased employee turnover;

•
Issuing primarily cash awards which:

◦
Are less desirable by current employees and potential new hires; and

◦
Will reduce our cash position that could otherwise be used for future growth opportunities;

•
Relying on non-shareholder approved inducement plans for new-hire awards to increase our ability to grant competitive awards to attract new talent, which may lead to discontent and frustration of our existing employees who would not be eligible for similar awards; and

•
Limiting future share repurchase actions and decreasing acquisition investments to conserve cash to fund employee compensation.

1
The FY24 Peer Group includes 8x8, Alteryx, AppFolio, Blackline, Box, Five9, Guidewire Software, LivePerson, Momentive Global, New Relic, Q2 Holdings, Qualys, Rapid7, Workiva, Yext, Zuora, Everbridge and PagerDuty.

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
Equity Compensation Plan Information
The following table contains information about our equity compensation plans as of March 31, 2023:
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights2 (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a): (c)
Equity compensation plans approved by shareholders	5,228,7951	$19.15	5,425,8423
Equity compensation plans not approved by shareholders	—	—	41,9834
Total	5,228,795	$19.15	5,467,825

1.
This amount does not include the number of securities to be issued upon exercise of outstanding options, warrants, and rights under equity compensation plans LiveRamp assumed in acquisitions (21,704 shares at a weighted-average exercise price of  $0.78).

2.
The weighted-average exercise price set forth in this column is calculated excluding outstanding restricted stock unit (“RSU”) awards, since recipients are not required to pay an exercise price to receive the shares subject to these awards.

3.
This amount represents shares of common stock available for future issuance as of March 31, 2023, under the 2005 Plan (4,300,108) and the LiveRamp Holdings, Inc. 2005 Employee Stock Purchase Plan (1,125,734, including 150,567 shares subject to purchase during the current purchase period), which is an employee stock purchase plan covered by Section 423 of the Internal Revenue Code, as amended (the “Code”). The 2005 Plan is an equity compensation plan that permits awards of a variety of equity-based incentives, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock unit awards.

4.
This amount represents shares available for issuance pursuant to the Company’s 2011 Non-qualified Equity Compensation Plan described below, which did not require shareholder approval under the exception provided for in applicable listing standards.

Updated Number of Outstanding Awards Under the 2005 Plan
As of June 1, 2023, there were 385,737 outstanding stock options, which had a weighted average exercise price of $17.42 and a weighted average remaining contractual life of 2.2 years. As of June 1, 2023, there were 6,007,883 RSU (including performance share unit (“PSU”) awards) awards outstanding, and 2,219,795 shares available for future issuance under the 2005 Plan.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   19

Plan Metric Details
Annual Issuances and Burn Rate
	Awards Granted
Fiscal Year	RSUs Granted	PSUs Granted	PSUs Achieved	Acquisition- related Replacement Stock Options	Acquisition- related RSU Grants	Forfeited or Cancelled Stock Options and RSUs	Basic Weighted Average Shares Outstanding	Burn Rate1
2023	4.35M	.41M	.13M	—	—	1.5M	66.4M	7.2%
2022	3.06M	.25M	.14M	—	.40M	1.2M	68.2M	4.8%
2021	2.06M	.25M	.16M	.04M	.56M	.6M	66.3M	3.5%
						LiveRamp 3-Year Average		5.2%
							25th Percentile	2.8%
				FY24 Peer Group 3-Year Average			50th Percentile	4.9%
							75th Percentile	6.5%

1.
Burn Rate is calculated by dividing all RSUs and PSUs granted, excluding acquisition-related replacement stock options and acquisition-related RSU grants, divided by the basic weighted average shares outstanding.

The following table contains information about our dilution as of June 1, 2023:
Type	Shares	Dilution%1
Outstanding Options	385,737	0.5%
Outstanding Restricted Stock Units	5,011,017	6.3%
Outstanding Performance Share Units2	996,866	1.3%
Total Stock Awards Outstanding	6,393,620	8.1%

Remaining Shares Available to Grant Under the 2005 Plan	2,219,795	2.8%
Remaining Shares Available to Grant Under the 2011 Plan	41,983	0.1%
Share increase Proposal Shares Requested	4,000,000	5.0%
Total Shares Available to Grant	6,261,778	7.9%

Sum of All Dilutive Components Listed Above	12,655,398	16.0%
Common Shares Outstanding	66,607,368	84.0%
Fully Diluted Shares Outstanding	79,262,766	100.0%

1.
Dilution is calculated by dividing the applicable number in the Shares column for each component by the Fully Diluted Shares Outstanding.

2.
Outstanding performance share units are shown at target.

Stock-Based Compensation Expense
The Compensation Committee believes that it is important to monitor stock-based compensation (“SBC”) expense as a percentage of revenue against our peers and industry standards. SBC expense includes three components: (i) core broad-based equity program expense; (ii) acquisition-based SBC expense; and (iii) one-time accelerated vesting SBC expense.

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
Over the past three fiscal years, the Compensation Committee has continued to manage the expense of our core broad-based equity program (“Core Stock Plan Expense”), which is used to grant equity awards to employees, including the NEOs. Core Stock Plan Expense was $85.7 million for fiscal 2023, or 14.4% of revenue, representing 68.1% of our total SBC expense.
In addition to our Core Stock Plan Expense, the Compensation Committee also believes that stock is an essential tool to use in acquisitions. Acquisition-related SBC expense was $17.5 million in fiscal 2023, or 13.9% of our total SBC expense for fiscal 2023. Also, in March 2023 the Compensation Committee approved an action to accelerate the vesting of certain time-vesting RSUs covering 1.5 million shares of common stock that would have otherwise vested over the following six months to take advantage of cash tax savings opportunities for fiscal 2023. The fiscal 2023 acceleration-related SBC expense was $22.6 million, or 3.8% of revenue, representing 18.0% of our total SBC expense.
The table below shows a breakdown of the types of SBC as a percent of revenue and of our total stock-based compensation expense:
	FY21 Revenue $443M			FY22 Revenue $529M			FY23 Revenue $597M
Expense Type	Expense Amount	% of Revenue	% of Total SBC Expense	Expense Amount	% of Revenue	% of Total SBC Expense	Expense Amount	% of Revenue	% of Total SBC Expense
Core Stock Plan	$56M	12%	50%	$54M	10%	62%	$86M	14%	68%
Acquisition-Related SBC	$35M	8%	31%	$33M	6%	38%	$17M	3%	14%
One-Time Accelerations SBC	$21M	5%	19%	$0M	0%	0%	$23M	4%	18%
Total SBC	$112M	25%	100%	$87M	16%	100%	$126M	21%	100%
New Plan Benefits
Future awards under the 2005 Plan will be made at the discretion of the Compensation Committee and/or the Board. Therefore, at this time, the benefits that may be received by any participant or group of participants under the 2005 Plan if our shareholders approve this proposal, cannot be precisely determined. Please refer to the “Grants of Plan-Based Awards for Fiscal Year 2023” table on page 59 below, however, which provides information on the grants made to the named executive officers in fiscal 2023 pursuant to the 2005 Plan and to the “Non-Employee Director Compensation” table on page 74 below, which provides information on grants made to our non-employee directors in the last fiscal year pursuant to the 2005 Plan. In addition, the table immediately below reflects equity-based awards granted to all executive officers that served in fiscal 2023, as a group, all current directors who are not executive officers, as a group, and all employees, including all current officers who are not executive officers, as a group in fiscal 2023 pursuant to the 2005 Plan. Only RSUs, PSUs and common stock were issued under the 2005 Plan in fiscal 2023.
Group	Number of RSUs	Dollar Value of RSUs ($)2	Number of PSUs	Dollar Value of PSUs ($)1	Number of Common Shares	Grant Date Common Share Value
All Executive Officers, as a Group (4 total)	201,300	$ 4,468,860	244,676	$ 5,685,048	—	—
All Non-Executive Directors, as a Group (8 total)	—	—	—	—	52,374	$ 1,255,357
All Non-Executive Officer Employees, as a Group (1125 total)	4,150,778	$ 102,723,879	161,825	$ 3,760,006	—	—

1.
The amounts reflect the grant date fair value of RSUs and PSUs.

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   21

Equity Compensation Plan Not Approved by Security Holders
The Company adopted the 2011 Non-Qualified Equity Compensation Plan of LiveRamp Holdings, Inc. (the “2011 Plan”) for the purpose of making equity grants to induce new key executives to join the Company. The awards that may be made under the 2011 Plan include stock options, stock appreciation rights, restricted stock awards, RSU awards, performance awards, or other stock unit awards. To receive such an award, a person must be newly employed with the Company with the award being provided as an inducement material to their employment, provided the award is first properly approved by the Board or an independent committee of the Board. The Board and the Compensation Committee are the administrators of the 2011 Plan, and as such, determine all matters relating to awards granted under the 2011 Plan, including the eligible recipients, whether and to what extent awards are to be granted, the number of shares to be covered by each grant and the terms and conditions of the awards. The 2011 Plan has not been approved by the Company’s shareholders.
2005 Plan Summary
Purpose of the 2005 Plan
The purpose of the 2005 Plan is to align long-term incentive compensation with the Company’s business strategies and with shareholder interests, and to recruit and retain key individuals. The Compensation Committee believes that providing employees with a proprietary interest in LiveRamp’s business and, therefore, a more direct stake in its continuing welfare, will better align their interests with those of our shareholders.
Description of the 2005 Plan
The 2005 Plan was first approved by shareholders at the 2000 Annual Meeting of Shareholders and has been amended from time to time. The following description of the 2005 Plan is qualified in its entirety by reference to the applicable provisions of the 2005 Plan in Appendix A to this Proxy Statement.
Administration. The 2005 Plan specifies that it will be administered by the Board or the Compensation Committee, and their lawful designees. The administrator makes determinations such as to whom awards will be made, what type of awards will be made, how many shares will be subject to each grant, the duration and exercise price of stock options, vesting schedules, performance criteria, conditions upon which a grant may be forfeited, the effect of termination of service, and any restriction, limitation, procedure or deferral related to a grant. The Compensation Committee or the Board may establish any rules and regulations it considers necessary to administer the 2005 Plan. All determinations of the Compensation Committee or Board are final and conclusive for all purposes. The administrator may delegate to one or more officers of the Company the right to grant awards under the 2005 Plan, provided such delegation is made in accordance with applicable law.
Eligible Participants. Employees, directors, affiliates, independent contractors and consultants of LiveRamp or any subsidiary or affiliated company are eligible to participate in the 2005 Plan. As of June 1, 2023, there were approximately 1,388 employees, seven non-executive directors and 347 contractors eligible to (but do not necessarily) participate in the 2005 Plan. Participants are selected in the discretion of the Compensation Committee and during the last fiscal year (fiscal 2023), a total of 1,137 individuals were selected by the Compensation Committee to receive awards under the 2005 Plan. In the current fiscal year (fiscal 2024), we benchmarked our equity granting practices and have reduced the total pool of individuals eligible for broad-based grants to align with market practices for both new hires and annual equity refresh grants. For example, in fiscal 2024 to date, only 399 individuals (including officers and directors) have received grants under the 2005 Plan.
Types of Awards. The 2005 Plan permits awards of a variety of equity-based incentives, including stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, PSUs and other stock unit awards.
Stock Options. Under the 2005 Plan, either incentive stock options or stock options that do not qualify as incentive options (non-qualified stock options) may be granted. See the discussion regarding options below under “Federal Income Tax Treatment.”
The exercise price for stock options may not be less than 100% of the fair market value, based on the closing price, of LiveRamp common stock on the date of the grant. Without the further approval of the shareholders, no outstanding stock option granted under the 2005 Plan may be amended to reduce the exercise price or canceled in consideration for an award having a lower exercise price. This will not, however, prohibit adjustments related to stock splits, stock

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan dividends, recapitalizations and other changes in the corporate structure or shares of LiveRamp. The duration of options granted under the 2005 Plan, including the duration of options following a participant’s termination of employment, death or disability, is determined by the Compensation Committee or the Board in its sole discretion. Both non-qualified and incentive stock options granted under the 2005 Plan may not be exercised more than 10 years after the date of grant, although each may be granted for a lesser duration. Incentive stock options granted to a participant owning more than 10% of the total combined voting power of all classes of LiveRamp stock may not be exercised more than five years from the date of grant. At the time of exercise of an option, a participant must pay the full exercise price of the option in cash, by check or electronic funds transfer. Additionally, a participant may pay the exercise price by one of the following additional forms of payment, as may be approved by the Compensation Committee or Board:
•
via a “broker’s cashless exercise” (i.e., through the sale of shares, by way of a broker, acquired upon exercise of the option having a fair market value equal to the exercise price pursuant to procedures approved by LiveRamp);

•
by delivering shares of LiveRamp common stock previously owned by the participant for at least six months and having a fair market value equal to the exercise price;

•
by authorizing LiveRamp to withhold a number of shares of LiveRamp common stock otherwise issuable to the participant upon exercise of an option having a fair market value equal to the exercise price; or

•
by any combination of the above.

Stock Appreciation Rights. SARs may, but need not be, identified with a specific stock option. The exercise price for any SAR shall (i) for any SAR identified with a stock option, equal the exercise price of such option, or (ii) for any other SAR, not be less than 100% of the fair market value of LiveRamp common stock on the date of the grant. The duration of any SAR may not exceed ten years.
Restricted Stock and RSUs. Restricted stock awards comprise shares of LiveRamp common stock that are forfeitable until the restrictions imposed by the Compensation Committee or Board lapse. Awards of RSUs provide the right to receive shares, cash or a combination thereof upon the lapse of the restrictions imposed by the Compensation Committee or Board. Awards of restricted stock and RSUs may be subject to time-based restrictions, performance-based restrictions, or both. Holders of restricted stock awards are entitled to vote the shares of restricted stock during the restriction period. Conversely, holders of RSUs are not entitled to voting rights prior to the time the applicable restrictions lapse and shares of LiveRamp common stock are delivered pursuant to the award. The minimum restriction period applicable to any award of restricted stock that is not subject to performance conditions restricting the grant size, the transfer of the shares, or the vesting of the award is two years from the date of grant; provided, however, that a restriction period of less than two years may be approved under the 2005 Plan for such awards with respect to up to a total of 100,000 shares. No dividends, dividend equivalents or similar payments will be payable in respect of restricted stock or RSUs and there will be a minimum restriction period for RSUs of one year from the date of grant; provided, however, that a restriction period of less than one year may be approved under the 2005 Plan for such awards with respect to up to a total of 100,000 shares.
Performance Awards. The 2005 Plan also authorizes the award of performance awards, in the form of either performance shares or performance share units, on any terms and conditions that the Compensation Committee or the Board deems desirable. Performance awards may be paid in cash, shares, or a combination thereof, as determined by the Compensation Committee or Board.
The Compensation Committee or Board may set performance goals that, depending on the extent to which they are met during a performance period applicable to an award, will determine the number of performance shares or units that will be delivered to a participant at the end of the performance period. The performance goals may be set at threshold, target and maximum performance levels, and the number of performance shares or units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various performance goals during the performance period, which may not be less than one year. No payment may be made with respect to a performance award if any specified threshold performance level is not attained. No dividends, dividend equivalents or similar payments will be payable in respect of performance awards.
Other Awards. Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of LiveRamp common stock or other property may be granted under the 2005 Plan to participants, either alone or in addition to other awards under the 2005 Plan. Other stock awards may be paid in
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   23

shares, cash or any other form of property as the Compensation Committee or the Board may determine. Subject to the provisions of the 2005 Plan, the Compensation Committee or Board has sole and complete authority to determine who will receive such an award, the times at which such awards will be made, the number of shares to be granted, and all other terms and conditions of such awards. For any such award, the vesting of which is conditioned only on the passage of time, the restriction period is a minimum of two years for full vesting.
There are limits (the “Limits”) as to how many shares may be granted to a participant. The Limits apply separately to two different categories of awards. With respect to stock options and/or SARs, the maximum number of shares of our common stock that may be granted to any one person in any 12-month period is 400,000 shares; likewise, with respect to restricted stock awards, RSUs, performance awards and any other stock unit awards, the maximum number of shares of our common stock that may be granted to any one person in any 12-month period is 400,000 shares. The Limits apply to each of these two groups of award types, not to each type of award, nor to all awards as a single group for any one year. As a result, a participant could receive awards totaling up to 800,000 shares in any one year under the 2005 Plan. For example, a participant could receive under the 2005 Plan stock options covering 400,000 shares and 400,000 RSUs. The Company has not previously issued awards to any one participant under the 2005 Plan in one 12-month period in excess of the Limits under the 2005 Plan, and it does not have any plans to do so.
In addition to the foregoing, the 2005 Plan provides that no non-employee director of the Company may be granted in any 12-month period an aggregate amount of equity having a value of more than $400,000 on the date of grant, under the 2005 Plan or any other equity compensation plan sponsored by the Company.
Performance Measures. Performance goals established by the Compensation Committee for performance awards may contain one or more performance measures set forth in the 2005 Plan. Performance goals may be applied to LiveRamp as a whole (or a division, organization, or other business unit thereof), a subsidiary, an affiliated company, or an individual participant, and they may be set at a specific level or expressed as a relative percentage to the comparable measure at comparison companies or a defined index. Performance goals, to the extent applicable, must be based upon generally accepted accounting principles, but may be adjusted by the Compensation Committee to take into account the effect of the following: (a) changes in accounting standards that may be required by the Financial Accounting Standards Board (or any applicable successor entity) after the performance goal is established; (b) realized investment gains and losses; (c) extraordinary, unusual, non-recurring, or infrequent items; (d) “non-GAAP financial measures” that have been included in LiveRamp’s quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and (e) any other items as the Compensation Committee determines to be required, so that the operating results are computed on a comparative basis from period to period. Determinations made by the Compensation Committee must be based on relevant objective information and/or financial data and will be final and conclusive with respect to all affected parties.
Shares Reserved for Issuance. If the shareholders approve the Share Increase Amendment, the approximate number of shares available for future awards under the 2005 Plan as of the date of the annual meeting would be the sum of (1) 4,000,000 and (2) the number of shares available for future awards under the 2005 Plan immediately before such approval (as of June 1, 2023, 2,219,795 shares were available for future awards under the 2005 Plan).
If any award is forfeited, any option or SAR terminates, expires or lapses without being exercised within the exercise period, or any SAR is exercised for cash, the shares underlying such awards will be available for re-issuance under the 2005 Plan. To the extent any shares of LiveRamp common stock subject to an award are not delivered to a participant because the shares are used to satisfy an applicable tax withholding obligation or the exercise price of an option, those shares will be deemed delivered and will no longer be available for delivery under the 2005 Plan.
Adjustment. Notwithstanding any other provision of the 2005 Plan to the contrary, in the event of any change affecting the shares subject to the 2005 Plan or any award (through merger, consolidation, reorganization, recapitalization, dividend or other distribution (whether in the form of cash, shares, other securities or other property), stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or other change in capital structure of the Company), appropriate adjustments or substitutions shall be made by the Compensation Committee or the Board as to:
i.
total shares subject to the 2005 Plan;

ii.
maximum number of shares for which awards may be granted to any one service provider of the Company or its affiliates (e.g., the Limits);

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan
iii.
number of shares and price per share subject to outstanding awards; and

iv.
class of shares of stock that may be delivered under the 2005 Plan and/or each outstanding award, as shall be equitable to prevent dilution or enlargement of rights under previously granted awards.

The determination of the Compensation Committee or Board as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an incentive stock option and any related SAR shall comply with the rules of Section 424(a) of the Code; and (ii) in no event shall any adjustment be made which would disqualify any Incentive Stock Option granted hereunder as an incentive stock option for purposes of Section 422 of the Code.
Amendment and Termination. The Compensation Committee or the Board may amend the 2005 Plan and/or the terms of outstanding awards or grants; provided, however, that if an amendment would (i) materially increase the benefits to participants under the 2005 Plan, (ii) increase the aggregate number of shares that may be issued under the 2005 Plan, or (iii) materially modify the requirements for participation in the 2005 Plan by materially increasing the class or number of persons eligible to participate, then shareholder approval must be obtained. To the extent necessary to comply with applicable laws and regulations, certain other amendments to the 2005 Plan or to any outstanding grant may require shareholder approval. Any amendment that would impair the rights of a participant may not be made without the participant’s consent. The 2005 Plan may be terminated at any time by the Board. No termination, however, will adversely affect the terms of any outstanding awards under the 2005 Plan.
Change in Control. Upon the occurrence of a “Change in Control Event,” as defined in the 2005 Plan, each outstanding award under the 2005 Plan will be treated as the Compensation Committee or the Board may determine (subject to the provisions of the 2005 Plan), without a participant’s consent, including, without limitation, that:
A.
awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or affiliate thereof), with appropriate adjustments as to the number and kind of shares and prices;

B.
upon written or electronic notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such Change in Control Event;

C.
that, to the extent the Compensation Committee or Board may determine, in whole or in part prior to or upon consummation of such Change in Control Event:

i.
options and SARs may become immediately exercisable;

ii.
restrictions and deferral limitations applicable to any restricted stock or RSUs may become free of all restrictions and limitations and become fully vested and transferable;

iii.
all performance awards may be considered to be prorated, and any deferral or other restriction may lapse and such performance awards may be immediately settled or distributed (provided, for purposes of clarification, that any performance award converted into an award that provides for service-based vesting will be treated in accordance with the terms of the 2005 Plan); and

iv.
the restrictions and deferral limitations and other conditions applicable to any other awards granted under the 2005 Plan may lapse and such awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the award not previously forfeited or vested;

D.
the termination of an award in exchange for an amount equal to the excess of the fair market value of the shares subject to the award immediately prior to the occurrence of the Change in Control Event (which shall be no less than the value being paid for such shares pursuant to such transaction as determined by the Compensation Committee or Board) over the exercise price or strike price, if applicable, of such award, with such amount payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Compensation Committee or Board in their discretion shall determine; or

E.
any combination of the foregoing.

In taking any of the actions permitted under the 2005 Plan, the Compensation Committee or Board will not be obligated to treat all awards, all awards held by a single participant, or all awards of the same type, similarly.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   25

In the event that the successor corporation does not assume or substitute for the award (or portion thereof):
i.
options and SARs will vest and become immediately exercisable;

ii.
restrictions and deferral limitations applicable to any restricted stock or RSUs will become free of all restrictions and limitations and become fully vested and transferable;

iii.
all performance awards will be considered to be prorated, and any deferral or other restriction will lapse and such performance awards will be immediately settled or distributed; and

iv.
the restrictions and deferral limitations and other conditions applicable to any other awards granted under the 2005 Plan will lapse and such other awards will become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent the award was not previously forfeited or vested.

In addition, if an option or SAR is not assumed or substituted in the event of a Change in Control Event, the Compensation Committee or Board will notify the participant in writing or electronically that the option or SAR will be exercisable for a period of time determined by the Compensation Committee or Board in its sole discretion, and the option or SAR will terminate upon the expiration of such period.
Under the 2005 Plan, a “Change-in-Control Event” generally includes specified mergers, a sale of all or substantially all of the Company’s assets and the acquisition of a significant percentage of the voting power of the Company.
Retirement Eligibility. In the event of a participant’s retirement on or after age 65 with at least five years of service, awards held by the participant at retirement will continue to vest in accordance with their terms.
Clawback. Awards granted under the 2005 Plan are subject to the Company’s “clawback policy” as may be in effect from time to time.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan. The summary is based on existing U.S. laws and regulations as of June 20, 2023, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as an incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.
However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits.
Nonstatutory Stock Options. A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the

Approval of the Increase in the Number of Shares Available for Issuance under the 2005 Plan amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.
Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any cash or shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock Awards. A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of any cash or shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Performance Shares and Performance Unit Awards. A participant generally will recognize no income upon the grant of a performance share or a PSU award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND LIVERAMP WITH RESPECT TO AWARDS UNDER THE 2005 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
Vote Required
The approval of the amendment and restatement of the 2005 Plan to increase the number of shares available thereunder requires the affirmative vote of a majority of votes cast.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   27

Board of Directors’ Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2005 PLAN.

Advisory Vote to Approve Named Executive Officer Compensation
(Proposal No. 3)
Proposal Overview
In accordance with Rule 14a-21 under the Securities Exchange Act of 1934, the Company requests that our shareholders approve on a non-binding, advisory basis the compensation of the Company’s “Named Executive Officers” identified in the section titled “Compensation Discussion and Analysis” set forth below in this Proxy Statement.
In accordance with the Company’s compensation philosophy, our compensation programs are designed to attract, retain and motivate the management team to achieve the Company’s business goals on an annual and a long-term basis. Key objectives of our compensation programs are to:
•
Align the interests of our executive officers, including our Named Executive Officers, with those of our shareholders;

•
Consider shareholder feedback when making compensation decisions;

•
Maintain transparent compensation arrangements that provide a strong link between compensation and performance and motivate our executive officers, including our Named Executive Officers, to achieve the highest level of performance; and

•
Attract and retain exceptional executive officers, including our Named Executive Officers, through clear, market-based compensation plans and arrangements.

Details concerning how we implement our compensation philosophy, and how we structure our compensation programs to meet the objectives listed above, are provided in the “Compensation Discussion and Analysis” below. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between executive pay and Company performance.
In light of the foregoing, we ask that shareholders vote FOR the following resolution:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosures.”
While this vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board, we value the opinions of our shareholders. Accordingly, the Compensation Committee or the Board will take the results of this vote under advisement and will consider our shareholders’ concerns when making future decisions regarding the Company’s executive compensation programs.
The Company’s current policy is to provide shareholders with an opportunity to approve the compensation of the Named Executive Officers each year at the Annual Meeting of Shareholders. Accordingly, the next such vote is expected to occur at the 2024 Annual Meeting of Shareholders.
Board of Directors’ Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESOLUTION TO APPROVE, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   29

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation
(Proposal No. 4)
Proposal Overview
In accordance with the Dodd-Frank Act and Rule 14a-21 under the Securities Exchange Act of 1934, the Company requests that our shareholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a shareholder advisory vote to approve the compensation of our Named Executive Officers, similar to Proposal No. 3 above. By voting on this proposal, shareholders may indicate whether they would prefer that the Company provide for a shareholder advisory vote at future annual meetings every year, every two years or every three years. Shareholders were last asked to vote on the frequency of such votes at the 2017 Annual Meeting of Shareholders. Consistent with the Board of Directors’ recommendation at that meeting, the Company’s shareholders recommended that we hold annual advisory votes to approve executive compensation, which we have done since 2017.
We continue to believe that providing an annual advisory vote on the compensation of our Named Executive Officers is the most appropriate frequency for the Company. The Board, acting through its Compensation Committee, has determined that an annual advisory vote on Named Executive Officer compensation will allow shareholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement on a more timely and consistent basis than if the vote were held less frequently. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices.
Our shareholders will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) every year, (2) every two years, (3) every three years, or (4) abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. Rather, shareholders are being asked to express their preference regarding the frequency of future advisory votes to approve Named Executive Officer compensation. If none of the frequency options receives majority support, the option receiving the greatest number of votes cast will be considered the frequency recommended by the shareholders.
While we intend to carefully consider the voting results of this proposal, this vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board.
The next required advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers (like this Proposal No. 4) will occur no later than our 2029 Annual Meeting of Shareholders.
Board of Directors’ Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A FREQUENCY OF EVERY YEAR FOR FUTURE ADVISORY VOTES REGARDING OUR NAMED EXECUTIVE OFFICER COMPENSATION.

Ratification of the Selection of the Independent Registered Public Accountant
(Proposal No. 5)
The Audit/Finance Committee has selected KPMG LLP (“KPMG”) to serve as independent auditor for fiscal year 2024, and the shareholders are being asked to ratify this action. We anticipate that a representative of KPMG will be present at the 2023 Annual Meeting and will have the opportunity to make a statement at the meeting if he or she desires to do so and to respond to appropriate questions.
Fees Billed for Services Rendered by Independent Auditor
The following table presents fees billed for professional audit services rendered by KPMG for the audits of the Company’s annual financial statements for the fiscal years ended March 31, 2023 and March 31, 2022, and fees billed for other services rendered by KPMG.
	Fiscal 2023	Fiscal 2022
Audit Fees (including quarterly reviews)1	$1,572,000	$1,506,000
Audit-Related Fees	—	—
Tax Fees2	$230,000	—
All Other Fees3	$37,000	$29,000
Total	$1,839,000	$1,535,000

1.
Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the audit of our internal control over financial reporting, quarterly reviews of financial statements included in our Forms 10-Q and 10-K, and audit services provided in connection with other statutory and regulatory filings.

2.
Tax fees consist of fees for professional services primarily for tax compliance related to the preparation and review of federal and state returns and also for tax consulting.

3.
Other fees include access to a KPMG online research tool for accounting and financial reporting rules and guidance and membership in a KPMG IT industry organization.

Audit/Finance Committee Pre-Approval Policy
The Audit/Finance Committee has adopted a policy for the pre-approval of engagements for audit, audit-related and non-audit services by the independent auditor. The policy requires that the committee pre-approve all audit services and audit-related services to be performed by the independent auditor. Pre-approvals of engagements of   $150,000 or less may be made by the chair of the Audit/Finance Committee so long as a report of the engagement is made to the full committee at its next quarterly meeting following the engagement, at which time the actions of the chair are submitted for ratification. In connection with any proposed engagement for non-audit services, the scope, nature and anticipated fees for such services must be agreed upon by management and the external auditor, who then must obtain the consent of the chair of the Audit/Finance Committee to proceed with the proposed engagement. Upon the chair’s consent, the independent auditor is authorized to enter into an engagement letter with the Company to conduct the non-audit services in accordance with the terms and conditions approved by the chair. All audit and non-audit services reflected in the table above were pre-approved by the Audit/Finance Committee in accordance with the policy, and none were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i) of Regulation S-X promulgated by the SEC.
Board of Directors’ Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR FISCAL YEAR 2024.
If the shareholders fail to ratify this appointment, the Audit/Finance Committee will reconsider whether to retain KPMG or another firm without resubmitting the matter to our shareholders. Even if the appointment is ratified, the Audit/Finance Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the Company’s best interests and in the best interests of our shareholders.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   31

Audit/Finance Committee Report

This report provides information concerning the Audit/Finance Committee of the Board. The Audit/Finance Committee is comprised entirely of independent directors, as defined and required by applicable NYSE listing standards. The current members are Ms. Chow (Chair), Mr. Kokich and Ms. Tomlin.
The primary function of the Audit/Finance Committee is to represent and assist the Board in fulfilling its oversight responsibilities regarding the Company’s financial reporting and accounting practices, including the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; the independent public accountant’s qualifications and independence; the performance of the Company’s internal auditors and independent public accountant; and the preparation of this report that SEC rules require be included in the Company’s annual Proxy Statement. In addition, the Audit/Finance Committee monitors all major financial matters pertaining to the Company, assists the Board in long-range financial planning, and makes recommendations regarding the Company’s capital and debt structure. It oversees the management of certain of the Company’s risks, including the Company’s exposures in the areas of finance and accounting; legal, regulatory and ethical compliance; internal controls; IT security; cybersecurity; insurance coverages; business continuity plans; and the implications, if any, on the civil rights of protected classes of individuals and the potential impact of such issues on the Company’s business, operations and reputation. The Audit/Finance Committee also recommends and prioritizes capital and financial commitments, monitors related performance measurements, and reviews annual operating and capital budgets as well as large capital and unbudgeted expenditures. Proposed acquisitions and divestitures are reviewed by the Audit/Finance Committee, and it makes recommendations regarding the Company’s hedging, dividend and tax policies. The Audit/Finance Committee performs this work pursuant to a written charter approved by the Board. The charter is available on the Company’s website at www.LiveRamp.com. The committee has implemented procedures to assist it during the course of each fiscal year in devoting the attention that is necessary and appropriate to each of the matters assigned to it under its charter.
On a quarterly basis, the Audit/Finance Committee meets separately with the Company’s internal auditors and KPMG, the Company’s independent public accountant, without management present, to discuss the results of their audits and reviews, their evaluations of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting. The committee also meets separately with the Company’s Chief Financial Officer when needed. Following these separate discussions, the committee members have the opportunity each quarter to meet in executive session outside the presence of management and the auditors if such a session is requested by any member.
Management of the Company is responsible for the preparation and presentation of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls, and procedures that are designed to provide reasonable assurance regarding compliance with accounting standards and applicable laws and regulations. The Company’s independent public accountant is responsible for auditing the Company’s financial statements and expressing opinions as to the financial statements’ conformity with generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting.
In the performance of its oversight function, the Audit/Finance Committee has reviewed and discussed with management and KPMG the audited financial statements for the year ended March 31, 2023, management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2023, and KPMG’s evaluation of the Company’s internal control over financial reporting as of that date. The committee has also discussed with KPMG the matters that the independent public accountant must communicate to the committee under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”).
With respect to the Company’s independent public accountant, the Audit/Finance Committee, among other things, discussed with KPMG matters relating to its independence and has received the written disclosures and the letter from KPMG required by applicable provisions of the PCAOB regarding KPMG’s communications with the committee concerning independence. The Audit/Finance Committee reviews and approves the annual audit fees in advance. The Audit/Finance Committee or its Chair, to whom authority has been delegated by the committee, reviews and approves in advance all non-audit services provided to the Company by KPMG, as well as any changes in annual audit fees. Any fee approvals made by the Chair pursuant to such delegation of authority are subsequently discussed and submitted for ratification by the full Audit/Finance Committee at its next quarterly meeting. The Audit/Finance

Audit/Finance Committee Report
Committee annually reviews the independence and performance of KPMG, including its lead audit partner and engagement team, in connection with the Committee’s responsibility for the appointment and oversight of the Company’s independent public accountant and determines whether to re-engage KPMG or consider other audit firms. In doing so, the committee considers, among other things, the quality and efficiency of KPMG’s historical and recent performance on the Company’s audit, KPMG’s capability and expertise, the quality and candor of communications and discussions with KPMG, the ability of KPMG to remain independent, external data relating to audit quality and performance (including recent PCAOB reports on KPMG and its peer firms), and the appropriateness of fees charged. The committee also considers KPMG’s tenure as the Company’s independent public accountant and its representatives’ familiarity with the Company’s operations, businesses, accounting policies and practices, and internal control over financial reporting. KPMG has been the Company’s independent public accountant since fiscal year 2003, during which time seven lead engagement partners have served on the Company’s account. In conjunction with the rotation of the independent public accountant’s lead engagement partner, which currently occurs at least every five years, the Audit/Finance Committee is involved in the selection of KPMG’s lead engagement partner. The next mandatory rotation for KPMG’s lead engagement partner is scheduled to occur in fiscal year 2027. Based upon the foregoing considerations, the Audit/Finance Committee believes that the continued retention of KPMG to serve as the Company’s independent public accountant is in the best interests of the Company and its shareholders.
Based on the reviews and discussions referred to above, the Audit/Finance Committee recommended to the Board that the audited consolidated financial statements for the year ended March 31, 2023, be included in LiveRamp’s Annual Report on Form 10-K for the year ended March 31, 2023, for filing with the SEC.
Submitted by the Audit/Finance Committee
Vivian Chow, Chair
Clark M. Kokich
Debora B. Tomlin
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   33

Stock Ownership

The following table sets forth information as of June 20, 2023, with respect to the beneficial ownership of our common stock by:
•
each of our directors, nominees and named executive officers individually;

•
all of our directors, nominees and executive officers as a group; and

•
each person who is known to us to beneficially own more than 5% of our common stock.

Unless otherwise indicated, the address of each person named in the table below is c/o LiveRamp Holdings, Inc., 225 Bush Street, 17th Floor, San Francisco, CA 94104, and each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned. The percentage listed in the column entitled “Percentage of Class” is calculated based on 66,755,445 shares of our common stock issued and outstanding as of June 20, 2023. This number excludes 87,767,217 shares held in treasury.
The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest.
Beneficial Owner	Shares Beneficially Owned	Percentage of Class
John L. Battelle	39,806	*
Timothy R. Cadogan	50,440	*
Vivian Chow	14,046	*
Scott E. Howe	1,243,6081	1.86%
Mohsin Hussain	129,756	*
Warren C. Jenson	118,6362	*
Jerry C. Jones	217,5313	*
Clark M. Kokich	85,086	*
Brian O’Kelley	2,267	*
Omar Tawakol	11,279	*
Debora B. Tomlin	27,681	*
All directors, nominees and executive officers as a group (11 people)	1,958,5584	2.93%
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	11,959,4625	17.92%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	7,459,1036	11.17%

*
Denotes less than 1%.

1.
Includes 329,443 shares subject to options which are currently exercisable, all of which are in the money.

2.
Mr. Jenson resigned from his position with the Company effective April 14, 2023. In connection with his resignation, the Company agreed that Mr. Jenson’s outstanding time-based equity awards and 5,063 shares underlying certain performance-based restricted stock units will continue to vest and settle in accordance with the schedule set forth in the applicable grant documents. Mr. Jenson has informed the Company that as of the date of this proxy statement, he has disposed of all other shares other than those subject to continued vesting.

Stock Ownership
3.
Includes 5,209 shares subject to options which are currently exercisable, all of which are in the money.

4.
Includes 334,652 shares subject to options which are currently exercisable, all of which are in the money.

5.
This information is based solely upon information contained in a Schedule 13G/A filed on January 26, 2023. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 11,620,464 of the reported shares, no shared voting power with respect to any reported shares and sole dispositive power over all reported shares through its control of certain direct and indirect subsidiaries listed on Exhibit A attached to the Schedule 13G/A.

6.
This information is based solely upon information contained in a Schedule 13G/A filed on February 9, 2023. According to the Schedule 13G/A, The Vanguard Group has sole voting power over none of the reported shares, shared voting power over 45,528 of the reported shares, sole dispositive power over 7,347,859 of the reported shares, and shared dispositive power over 111,244 of the reported shares.

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   35

Compensation Committee Report

In connection with its function to oversee the Company’s executive compensation program, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 and Proxy Statement on Schedule 14A for the 2023 Annual Meeting of Shareholders for filing with the SEC.
Submitted by the Compensation Committee
Timothy R. Cadogan, Chair
Omar Tawakol
Debora B. Tomlin
Compensation Committee Interlocks and Insider Participation

At the end of fiscal year 2023, the Compensation Committee consisted of Mr. Cadogan (Chair), Mr. Tawakol and Ms. Tomlin. All members of the Compensation Committee, while serving as members of that committee during fiscal year 2023, were independent directors, and no member was an officer or employee of the Company or a former officer or employee of the Company. No member of the Compensation Committee serving during fiscal year 2023 was party to a transaction, relationship or arrangement requiring disclosure under Item 404 of Regulation S-K. During fiscal year 2023, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity whose executive officer served on our Compensation Committee or Board.

Compensation Discussion and Analysis

Named Executive Officers
This Compensation Discussion and Analysis describes the compensation program for our Named Executive Officers (collectively the “Named Executive Officers” or “NEOs”) for fiscal 2023, which ended on March 31, 2023. The following individuals constitute our NEOs for fiscal 2023:
Named Executive Officer	Position as of March 31, 2023
Scott E. Howe	Chief Executive Officer (our “CEO”)
Warren C. Jenson	President, Chief Financial Officer, and Executive MD of International (our “CFO”)1
Mohsin Hussain	Executive Vice President, Chief Technology Officer
Jerry C. Jones	Executive Vice President, Chief Ethics and Legal Officer

1.
On February 15, 2023, Mr. Jenson notified the Company that he would resign from the Company effective April 14, 2023. Lauren Dillard, the Company’s current Senior Vice President of Finance and Investor Relations, was appointed as the interim chief financial officer on April 14, 2023.

Executive Summary
Company Overview
LiveRamp is a global technology company that helps companies build enduring brand and business value by collaborating responsibly with data. A groundbreaking leader in consumer privacy, data ethics and foundational identity, LiveRamp is setting a new standard for building a connected customer view with unmatched clarity and context while protecting brand and consumer trust. Our best-in-class enterprise platform offers complete flexibility to collaborate wherever data lives to support the widest range of data collaboration use cases — within organizations, between brands, and across our global network of premier partners. Global innovators, from iconic consumer brands and tech platforms to retailers, financial services, and healthcare leaders, turn to LiveRamp to deepen customer engagement and loyalty, activate new partnerships, and maximize the value of their first-party data while staying on the forefront of rapidly evolving compliance and privacy requirements.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   37

In building our business, we do not aspire to be mediocre, good, or even great — we intend to be the absolute best in everything we do. We attract and employ exceptional people, challenge them to accomplish exceptional things, and achieve exceptional results for our clients and shareholders. We will do this through six guiding principles:
1.
Above all, we do what is right;

2.
We love our customers;

3.
We say what we mean and do what we say;

4.
We empower people;

5.
We respect people and time; and

6.
We get stuff done.

Executive Compensation Relative to Company Performance
In fiscal 2023, the Company grew revenue 13% year over year and achieved a number of strategic objectives we believe are important for long-term shareholder value creation. Subscription revenue was $483 million, up 13%, and contributed 81% of total revenue, and Marketplace & Other revenue was $114 million, up 14%. GAAP gross profit was $426 million, up 12%, and net cash provided by operating activities was $34 million compared to $78 million in the prior fiscal year. We also returned $150 million in capital to our shareholders through our share repurchase program. Despite such performance, our share price declined 41% from $37.39 at the start of the fiscal year to $21.93 at the end of the fiscal year.
As discussed in “Fiscal 2023 Executive Compensation Highlights” and “Individual Compensation Elements” below, our executive compensation program provides a strong relationship between pay and Company performance. We believe the payouts under our fiscal 2023 executive compensation program evidence LiveRamp’s ongoing commitment to align executive pay with performance and shareholder interests during this time of continued pressure on our stock price.
Fiscal 2023 Executive Compensation Highlights
Performance-Based Compensation Aligned to Declining Shareholder Returns
A large portion of our executive pay opportunity was tied to long-term and short-term performance metrics aligned to shareholder interests. Specifically, our executive officers receive performance-based pay through our long-term performance award shares and Annual Cash Incentive Programs (“Annual CIP”) that directly align to internal growth and profitability measures and total shareholder return relative to benchmarks.
As reflected below, due to the underachievement of performance metrics, performance-related payouts resulted in a significant reduction in realized performance-based compensation compared to target performance-based compensation in 2023.
Long-Term Awards
•
In fiscal 2023, all of our Relative Total Shareholder Return (TSR) PSUs granted in fiscal 2021 were forfeited because they did not meet the minimum thresholds for performance, which is directly tied to declines in shareholder returns over the 3-year measurement period.

•
In addition to the Relative TSR PSUs granted in fiscal 2021, the Company granted Rule of 40 PSUs to the executive officers. As disclosed in the proxy statement for our 2021 annual meeting of shareholders, the Rule of 40 PSUs granted in fiscal 2021 awards could vest in a number of shares ranging from 0% to 200% of the target award, based on the attainment of trailing twelve-month revenue growth and EBITDA margin targets for the period from April 1, 2020 to March 31, 2023. Performance was measured and vesting evaluated on a quarterly basis beginning with the period ended June 30, 2021 and continuing through March 31, 2023. Through March 31, 2022, the Compensation Committee had certified cumulative attainment of 50% under Rule of 40 PSUs granted in fiscal 2021. The final four measurement periods occurred in fiscal 2023. Based on performance in fiscal 2023, no additional attainment was achieved and all remaining fiscal 2021 Rule of 40 awards were forfeited.

Compensation Discussion and Analysis
Short-Term Awards
•
In fiscal 2023, our Annual CIP was based on Adjusted Revenue and Non-GAAP EBIT metrics. As discussed further in “Individual Compensation Elements — Annual Cash Incentive Plan,” Adjusted Revenue was below threshold performance, while non-GAAP EBIT exceeded target performance, resulting in attainment of 54.6% of target.

Executive Officer Turnover and Retention
The labor market in our industry has historically been very competitive due to the limited number of candidates available with the necessary technical skills and experience. Competition for talent has intensified in recent years and, like many companies, we are experiencing increased turnover in our employee population, including with our executive officers. Our growth strategy and future success are highly dependent on the talent we have in our organization, and the complexity of the products and services we provide to our customers requires highly-trained professionals. Equity compensation awards are an important tool in recruiting, retaining and motivating these highly skilled individuals that are critical to our success. To maintain the competitiveness of our total compensation package, we are strongly recommending that shareholders approve an increase in the number of shares available for issuance under our 2005 Plan (Proposal No. 2).
Redesign of our “Rule of 40” PSU Awards
Based on shareholder feedback related to our Rule of 40 PSU plan design, the Compensation Committee took action to simplify the design of the fiscal 2023 Rule of 40 awards and to ensure a long-term strategic outlook by eliminating the quarterly performance periods and replacing them with three discrete, non-overlapping annual performance periods over the full three-year period. Final attainment of these awards is based on the average annual results over the three-year performance period. For additional information on the re-designed Rule of 40 awards, see “Individual Compensation Elements — Long-Term Incentive Compensation” below.
Say-on-Pay Results and Shareholder Engagement
Each year at the annual meeting of shareholders, we conduct a non-binding, shareholder advisory vote to approve the compensation of our NEOs (commonly known as a “Say-on-Pay” vote). The Compensation Committee considers the results of our annual Say-on-Pay votes in determining our subsequent compensation policies and decisions and engages with our shareholders to obtain additional feedback on our executive compensation program and related pay decisions. At our 2022 annual meeting of shareholders, approximately 85% of the votes cast on the Say-on-Pay proposal were voted in favor of our executive compensation program.
Our shareholders’ opinions on how we operate our business are very important to us. In fiscal 2022 we continued our ongoing shareholder engagement efforts. As part of these efforts, we reached out to many of our large shareholders to discuss our business and our executive compensation and governance policies and practices. The Compensation Committee gave careful consideration to the feedback received from these shareholders and as part of our ongoing governance process, incorporated the feedback into its decisions regarding the design of our executive compensation program in fiscal 2022 and beyond. Common themes we heard from our shareholder engagement in fiscal 2023 and the resulting actions include the following:
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   39

Key Themes from Shareholder Engagement	Response of Compensation Committee
Shareholders expressed interest in understanding our actions to control stock-based compensation expense.
To better manage the expense and maintain it at acceptable levels compared to our peers, the Compensation Committee has reduced the pool of employees eligible to participate in the Company’s equity-based compensation programs and revised our practices for recruiting, annual refresh, and promotion/retention grants while maintaining the goals of our equity-compensation program to align employees’ compensation to shareholder interest and attract, motivate and retain talent.

Shareholders encouraged us to continue to emphasize shareholder-friendly performance metrics to ensure alignment of executive compensation payouts with driving shareholder return.
The Compensation Committee did not adjust the final attainment of any PSUs granted in fiscal 2021. This resulted in no incremental attainment of the Rule of 40 PSUs in fiscal 2023 and the Relative TSR PSUs being forfeited with no attainment because our three-year stock price performance relative to the Russell 2000 was below the 25th percentile.

Say-on-Pay Frequency
At our 2017 Annual Meeting of Shareholders, our shareholders were asked to cast a non-binding, advisory vote on the frequency with which we should hold future Say-on-Pay votes (commonly known as a “Say-When-on-Pay” vote). With regard to this vote, our shareholders cast the highest number of votes for an annual Say-on-Pay vote, and we have held annual Say-on-Pay votes since 2017. At the Annual Meeting, shareholders are once again being asked to vote on the frequency with which we should hold future Say-on-Pay votes (Proposal No. 4), and the Board is recommending that we continue to hold annual Say-on-Pay votes. If approved, the next Say-on-Pay vote would be therefore held at our 2024 annual meeting of shareholders. Further, following the upcoming Annual Meeting, the next Say-When-on-Pay vote will be held at our 2029 annual meeting of shareholders.
Executive Compensation Program
Program Objectives
Our objective is to attract, motivate, reward, and retain our executive officers, including our NEOs, in a manner that is transparent, comparable to our peers, and importantly, aligned with shareholder interests. We do so by putting the majority of our NEOs’ annual target total direct compensation “at-risk,” thereby providing rewards only when our performance warrants. Our executive compensation objectives are to:
•
Align the interests of our executive officers, including our NEOs, with those of our shareholders;

•
Consider shareholder feedback when making compensation decisions;

•
Maintain transparent compensation arrangements that provide a strong link between compensation and performance and motivate our executive officers, including our NEOs, to achieve the highest level of performance; and

•
Attract and retain exceptional executive officers, including our NEOs, through clear, market-based compensation plans and arrangements.

We believe these objectives enable us to reward the performance and contributions of our executive officers, including our NEOs, while maintaining a strong link between executive compensation and company performance, including the execution of our long-term business strategy. The following discussion explains how our executive compensation program achieves these objectives.
Program Framework
The Compensation Committee applied the framework reflected in the following chart to achieve our executive compensation program objectives in fiscal 2023. The four compensation elements were allocated so that the majority

Compensation Discussion and Analysis
of each NEO’s annual target total direct compensation opportunity was “at-risk” and subject to performance-based requirements. While the exact compensation mix may vary from year to year, the goal is to achieve our compensation objectives as described above.

Executive Compensation Elements

Base Salary

Attract and retain talent

Pay individuals based on responsibilities and future contribution

Annual Cash Incentives

Link compensation to the achievement of annual business goals

Recognize individual achievement

LTI: Time-Based RSUs

Encourage long-term decision making

Attract and retain top talent

LTI: PSUs

Encourage long-term decision-making

Reward TSR and Revenue/EBITDA performance over a multi-year performance period

Align interests of management and shareholders

Base Salary
Base salary represents the only “fixed” portion of compensation our executive officers, including our NEOs, receive and is intended to attract and retain highly talented individuals by considering their position, qualifications/experience, performance, market comparators and internal equity. The Compensation Committee reviews the base salaries of our executive officers as part of its annual compensation review and adjusts base salaries as it determines necessary or appropriate.
Annual Cash Incentives
Annual cash incentives represent the short-term variable portion of the cash compensation (“STI”) of our executive officers, including our NEOs, and are intended to motivate them by providing opportunities for earning compensation by meeting or exceeding our short-term financial and operational goals essential to company growth. Target annual cash incentive award opportunities are set as a percentage of base salary and are determined by considering market competitiveness, individual performance, and company performance. The Compensation Committee may, from time to time, adjust the target annual cash incentive award opportunities of our executive officers, including our NEOs, to better align to competitive market positioning or to reward personal performance or reflect future potential.
Long-Term Incentive Compensation
Long-term incentive compensation represents the long-term variable portion of the annual target total direct compensation of our executive officers, including our NEOs, that rewards growth in shareholder value. We use time-based restricted stock unit (“RSU”) awards and performance-based stock unit (“PSU”) awards in our long-term incentive compensation program to directly align most of the compensation of our executive officers to shareholder interests. Long-term incentive compensation can also serve to discourage short-term risky behaviors. Awards are generally based on a combination of factors, including role, skills, experience level, company and individual performance, future potential and, in some cases, the current unrealized value of an NEO’s outstanding equity awards. When granting equity awards, the Compensation Committee also takes into consideration (a) the projected impact of the proposed awards on our earnings, (b) the proportion of our total shares outstanding used for annual employee equity awards (our “burn rate”) in relation to comparable companies, and (c) the potential voting power dilution to our shareholders (our “overhang”).
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   41

Pay-for-Performance Philosophy
To ensure our NEOs’ interests are aligned with those of our shareholders  —  and to motivate and reward individual initiative and effort  —  a substantial portion of our NEOs’ annual target total direct compensation is “at-risk” and/or subject to performance-based vesting requirements. Consequently, the amounts realized will vary above or below target levels commensurate with our performance. We emphasize performance-based compensation that appropriately rewards our NEOs for delivering financial, operational, and strategic results through two vehicles: our annual Cash Incentive Plan and PSU awards.
Balanced Performance Measures
In addition to our meaningful compensation design framework, the Compensation Committee seeks to select a variety of balanced performance measures, both absolute and relative, to incent increased growth both in the short term and long term. The performance measures used in our fiscal 2023 executive compensation program were as follows:
Fiscal 2023 Performance Measures	Annual Cash Incentives	Annual Time Vested Restricted Stock Units	Annual “Rule of 40” Performance Stock Units	Annual TSR Performance Stock Units
Adjusted Revenue	X
Non-GAAP EBIT	X
Long-Term Revenue Growth and EBITDA Margin (3-Year)			X
Relative Stock Price Performance				X
Share price		X	X	X

Compensation Discussion and Analysis
Variable Pay Mix
The target total direct compensation opportunities for our CEO and other our other NEOs reflect our variable “pay for performance” compensation philosophy: 91% of our CEO’s annual target total direct compensation was variable or “at risk,” as well as, on average, 85% of our other NEOs’ annual target total direct compensation, as described below:
1.
Target total direct compensation is the sum of base salary, target annual cash incentive opportunity and target long-term incentive. The actual payouts may differ from the incentive opportunities provided. Numbers above may not foot due to rounding.

As reflected in the charts above, we believe that our executive compensation program design incents our NEOs to drive both short-term and long-term growth. To ensure that our executive compensation program remains aligned with shareholder interests, the Compensation Committee regularly evaluates the relationship between the reported values of the equity awards granted to our NEOs, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years, and our TSR over the relevant period.
While we disclose the estimated values of these equity awards in our Summary Compensation Table at the time of grant for each covered fiscal year, the actual economic value of these awards that may be realizable by our NEOs will vary, often significantly, based on the performance of our common stock.
We believe our executive compensation program holds our executive officers accountable for delivering on the financial objectives we have communicated to our shareholders, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our NEOs and other executive officers, and that it therefore promotes stability in our leadership team.
Compensation Policies and Practices
We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. During fiscal 2023, we maintained the following executive compensation policies and practices, including those designed to drive performance and others to prohibit or discourage behaviors that we do not believe serve shareholders’ long-term interests:
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   43

What We Do
✓	Use a pay-for-performance philosophy that links our executive officers’ target total direct compensation to corporate and individual performance	✓	Cap Relative TSR PSU payouts at 100% in the event our TSR is negative
✓	Conduct an annual executive compensation review	✓	Maintain a compensation recovery (“clawback”) policy
✓	Place a significant portion of executive officers’ compensation “at-risk”	✓	Maintain “double-trigger” change-in-control arrangements
✓	Retain an independent compensation consultant	✓	Maintain stock ownership guidelines
✓	Maintain an independent Compensation Committee	✓	Conduct an annual shareholder advisory vote on NEO compensation
✓	Conduct an annual compensation-related risk assessment	✓	Engage in regular dialogue with our shareholders on corporate governance and executive compensation matters
✓	Grant performance-based equity awards
What We Do Not Do
×	Encourage unreasonable risk taking	×	Pay dividends or dividend equivalents on unvested equity awards
×	Provide significant perquisites	×	Permit stock option repricing without prior shareholder approval
×	Permit short selling or hedging of our securities	×	Provide guaranteed bonuses
×	Permit pledging of our securities	×	Provide “single trigger” change-in-control arrangements
×	Provide excise tax payments on future post-employment compensation arrangements

Compensation Discussion and Analysis
Operations of the Compensation Committee
Decision-Making Process
The Compensation Committee discharges the responsibilities of our Board relating to the compensation of our executive officers, including our NEOs. The Compensation Committee is responsible for overseeing the design, development, and implementation of our executive compensation program and all related policies and practices. The Compensation Committee leverages the following stakeholders for input, guidance, and expertise to ultimately approve or make recommendations with respect to the compensation of our executive officers in the best interests of our shareholders:
Role	Responsibilities
Shareholders
•
Cast advisory vote on NEO compensation

•
Approve share pool increases or certain other changes to equity compensation plans

•
Provide feedback and input to management, our Compensation Committee, and our Board

Board of Directors
•
Evaluates CEO’s performance

•
Reviews and approves the CEO’s compensation, with input and recommendations from the Compensation Committee

•
Reviews and approves our Annual Report on Form 10-K and other statutory filings

Compensation Committee
•
Approves:

◦
Performance measures and goals under our annual Cash Incentive Plan and PSU awards

◦
Achievement of performance-based goals under our annual Cash Incentive Plan and PSU awards

◦
Compensation of the executive officers (other than our CEO)

◦
All equity awards (other than our CEO)

◦
Peer group used for executive compensation determinations

•
Considers all factors and shareholder feedback to help align our executive compensation program with the interests of our shareholders and long-term value creation

•
Recommends to the Board any adjustments to our CEO’s base salary, target annual cash incentive opportunity, and equity awards

•
Approves share pool increases or changes to equity compensation plans (subject to shareholder approval in certain cases)

•
Reviews annual risk assessment

•
Reviews and recommends inclusion of the Compensation Discussion and Analysis section in our Annual Report on Form 10-K and the Proxy Statement

•
Periodically reviews post-employment compensation arrangements, retirement benefits and nonqualified deferred compensation program, senior leadership benefits, and perquisites

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   45

Role	Responsibilities
Independent Compensation Consultant
•
Provides advice and market data to the Compensation Committee regarding our executive compensation program, including:

◦
Input on pay philosophy, best practices and market trends

◦
Selection of compensation peer group companies

◦
Executive compensation practices and levels at peer group companies

◦
Design of the annual Cash Incentive Plan and equity compensation plans

•
Reviews and provides an independent assessment of the compensation data and materials presented by management to the Compensation Committee

•
Participates in Compensation Committee meetings as requested

•
Reviews and comments on the Compensation Discussion and Analysis portion of the Proxy Statement

CEO
•
Evaluates executive performance and recommends adjustments to executive base salary, annual Cash Incentive Plan and long-term incentive compensation (for other executive officers, including other NEOs)

•
Develops business goals and objectives, which are considered and approved by the Compensation Committee and Board for inclusion in the design of our executive compensation program

Risk Assessment
The Compensation Committee regularly reviews and considers risks associated with our compensation philosophy and executive compensation program. The program is designed with features that the Compensation Committee believes mitigate risk without diminishing the motivational incentive of variable compensation. Our compensation program encourages and rewards prudent business judgment and appropriate risk-taking over the short and long term.
In fiscal 2023, the Company conducted, and the Compensation Committee reviewed, a comprehensive risk assessment of all the Company’s compensation programs. The risk assessment included an inventory of incentive programs and features such as metrics, clawback provisions, maximum payments, thresholds and other risk mitigation features. Management and the Compensation Committee do not believe any of the Company’s compensation programs create risks that are likely to create a material adverse impact on the Company.
Role of Compensation Advisor
As permitted in its charter, the Compensation Committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The Compensation Committee directly engages the compensation consultant under an engagement letter that the Compensation Committee reviews at least annually.
The Compensation Committee has retained Compensia, Inc. (“Compensia”) a national compensation consulting firm, to serve as its compensation consultant. The compensation consultant reports, and is directly accountable, to the Compensation Committee, and the Compensation Committee has the sole authority to retain, terminate, and obtain the advice of its compensation consultant at the Company’s expense.
The Compensation Committee selected Compensia as its compensation consultant because of the firm’s expertise and reputation and the fact that it provides no services to us other than its services to the Compensation Committee, has no other ties to management that could jeopardize its independent status, and has strong internal governance policies (including a conflicts of interest policy) that help ensure that it maintains its independence. Based upon its review of the factors set forth in the listing standards of the NYSE and relevant SEC rules, the Compensation Committee has determined that the work of Compensia does not give rise to any conflict of interest.
In fiscal 2023, Compensia did not provide any other services to us other than the consulting services to the Compensation Committee. The Compensation Committee annually reviews the objectivity and independence of its compensation advisors.

Compensation Discussion and Analysis
Process for Determining CEO Compensation
Each year, the Board evaluates our CEO’s performance relative to our strategic plan, operating goals, compensation philosophy, and key performance indicators relating to executive compensation. Our executive compensation objectives include maintaining competitive pay, linking pay to performance, promoting the creation of shareholder value, and encouraging retention. The Compensation Committee considers the results of this evaluation. In consultation with its compensation consultant, the Compensation Committee also considers general market conditions and specific industry trends. The Compensation Committee reviews each element of our CEO’s compensation, his employment agreement, and his historical compensation levels to evaluate his target total direct compensation opportunity and assists our Board in assessing our CEO’s total compensation. The Compensation Committee also considers our business results and the other factors described above. In fiscal 2023, recommendations from the Compensation Committee with respect to the compensation of our CEO were submitted to the independent members of our Board for approval. Our CEO does not participate in decisions regarding his own compensation.
Process for Determining Compensation of Other NEOs
Each year, our CEO evaluates the performance of each of our other NEOs. Our CEO makes a recommendation for the compensation of each NEO to the Compensation Committee based upon his evaluation and a market analysis supplied by the Compensation Committee’s compensation consultant. The Compensation Committee considers our CEO’s recommendation relative to our strategic plan, operating goals, compensation philosophy, and performance against key strategic performance indicators. In consultation with its compensation consultant, the Compensation Committee also considers general market conditions and specific industry trends.
Peer Group Philosophy
The Compensation Committee annually reviews compensation levels and practices against our peer set of Software and Services companies and makes adjustments to its composition as appropriate, taking into account changes in both our business and the businesses of the companies in the peer group. In November 2021, with the assistance of its compensation consultant, the Compensation Committee re-examined the then-existing compensation peer group to reflect the changes in our business, revenue and market capitalization. Based on this exercise, the Compensation Committee approved a revised compensation peer group consisting of the following companies for use in fiscal 2023:
Peer Group
8x8	Guidewire Software	Sailpoint Technologies
Alteryx	LivePerson	Workiva
AppFolio	Momentive Global	Yext
BlackLine	New Relic	Zendesk
Bottomline Technologies	Q2 Holdings	Zuora
Box	Qualys
Five9	Rapid7
The companies in this revised compensation peer group were selected on the basis of their similarity to us, as determined using the following criteria:
•
Similar revenue size  —  approximately 0.5x to 2.5x our last four fiscal quarters’ revenue (approximately $231 million to $1.2 billion)

•
Similar market capitalization  —  approximately 0.3x to 3.0x our market capitalization (approximately $999 million to $10 billion)

•
Industry affiliation  —  application software, internet services and infrastructure, systems software

•
Similar business focus  —  Cloud/SaaS, Business-to-Business

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   47

To analyze the compensation practices of the companies in our compensation peer group, the compensation consultant gathered data from public filings, as supplemented by the consultant’s internal databases. This market data was then used as a reference point for the Compensation Committee to assess our executive compensation levels in the course of its deliberations on compensation forms and amounts.
The Compensation Committee reviews all compensation elements for each of our executive officers compared to the similarly situated executives of our peer group companies. In determining actual pay levels for our executive officers, the Compensation Committee considers data from the companies in the compensation peer group, as well as the other factors described above, in its collective judgment.
Individual Compensation Elements
Individual Pay Decisions
The Compensation Committee considers the following factors when evaluating and setting the target total direct compensation opportunity for our executive officers, including our NEOs and making recommendations to the independent members of our Board with respect to the target total direct compensation opportunity for our CEO:
•
Our performance against the financial and operational objectives established by the Compensation Committee and our Board;

•
Each individual’s responsibilities, qualifications, and length of service;

•
The scope of each NEO’s role compared to other similarly situated executives at companies in our compensation peer group;

•
The performance of each individual NEO, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of our broader team, all of which reflect our core values;

•
Compensation parity among our NEOs; and

•
The compensation practices of our compensation peer group and the positioning of each NEO’s compensation in a ranking of peer company compensation levels. The Compensation Committee typically establishes target total direct compensation levels within a reasonable range of market median.

These factors provide the framework for compensation decision making regarding the compensation opportunity for each executive officer, including each of our NEOs (other than our CEO), as well as the recommendations to the independent members of our Board for the compensation opportunity of our CEO. No single factor is determinative in setting pay levels, but key accomplishments help guide the pay decision making process along with other factors.
Base Salary
In May 2022, the Compensation Committee reviewed the NEOs’ annual base salaries. Based on such review, the Compensation Committee approved moderate base salary increases for Mr. Jenson and Mr. Hussain to better align their total target direct compensation with peer company compensation levels and recommended to the independent directors of our Board, who approved this recommendation, that the base salary of Mr. Howe be maintained at its existing level, which has not been increased since fiscal 2019. The following tables set forth the base salaries for the NEOs for fiscal 2022 and fiscal 2023, as applicable:
Named Executive Officer	Fiscal 2022 Base Salary	Fiscal 2023 Base Salary	Percentage Adjustment
Mr. Howe	$690,000	$690,000	0%
Mr. Jenson	$570,000	$590,000	3.51%
Mr. Hussain	$410,000	$425,000	3.66%
Mr. Jones	$445,000	$445,000	0%

Compensation Discussion and Analysis
Annual Cash Incentive Plan
In May 2022, the Compensation Committee approved the “Fiscal 2023 CIP.” The Fiscal 2023 CIP provided an individual payout modifier ranging from 0 to 200% of the funded payout based on the evaluation of individual performance, with any payment adjustments subject to Compensation Committee approval in its sole discretion. For the Fiscal 2023 CIP, no discretion was exercised in annual cash incentive payment recommendations for all of the NEOs payment amounts.
Corporate Performance Measures
The Compensation Committee selected revenue (weighted 60%) and Non-GAAP EBIT (weighted 40%) as the corporate performance measures for the Fiscal 2023 CIP as follows:
Corporate Performance Measures	Definition	Rationale
Adjusted Revenue	Revenue as reported under GAAP adjusted to reflect the impact, if any, of acquisitions and divestitures during the year.1	Revenue growth is important to the creation of long-term shareholder value because it reflects management’s ability to grow our top line through execution of our digital marketing ecosystem strategy.
Non-GAAP EBIT2
Earnings before interest, other, and income tax expense (EBIT) adjusted to exclude certain items such as stock-based compensation expense, amortization of acquired intangibles, one-time transformation expenses, and restructuring charges consistent with the presentation of non-GAAP operating income (loss). Non-GAAP EBIT further excludes bonus expense for this performance metric.
Non-GAAP EBIT is an indicator of our profitability. This measure focuses on the outcome of operating decisions, while excluding the impact of non-operating decisions such as interest and tax rates.

1.
There were no acquisitions or divestitures in fiscal 2023. Accordingly, there were no adjustments and Adjusted Revenue is equal to revenue as reported under GAAP for purposes of the Fiscal 2023 CIP.

2.
See Schedule 1 on page 57 of this Compensation Discussion and Analysis for a reconciliation of a reconciliation of our GAAP operating loss to non-GAAP EBIT.

In May 2022, management and the Compensation Committee set the threshold, target, and maximum performance levels and the payment percentages for each of the corporate performance measures. Threshold, target and maximum goals were set consistent with our financial plan for fiscal 2023. Payouts percentages are determined using linear interpolation between the performance levels. The performance levels and funding percentages for fiscal 2023 are set forth in the table below:
	Threshold	Target	Maximum
Adjusted Revenue	$610M	$630M	$645M
Non-GAAP EBIT	$36M	$63M	$93M
Funding1	25%	100%	200%

1.
Plan is funded at a maximum of 25% until Non-GAAP EBIT (excluding bonus) threshold of  $36M is met. Payouts under the Fiscal 2023 CIP are capped at payouts under the Company’s broad-based bonus plans for non-executive employees.

Target Annual Cash Incentive Opportunities
In May 2022, the Compensation Committee reviewed the target annual cash incentive opportunities for each of the NEOs and decided to maintain the NEOs’ target annual cash incentive opportunities (expressed as a percentage of
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   49

base salary) at their fiscal 2022 levels. As a result, the target annual cash incentive opportunities of our NEOs for fiscal 2023 were as follows:
Named Executive Officer	Target Annual Cash Incentive (% of Base Salary)	Annualized Target Annual Cash Incentive Opportunity ($)
Mr. Howe	110%	$759,000
Mr. Jenson	100%	$590,000
Mr. Hussain	65%	$276,250
Mr. Jones	65%	$289,250
Fiscal 2023 CIP Results
The actual financial results for the Fiscal 2023 CIP were (i) Adjusted Revenue of  $597 million; and (ii) Non-GAAP EBIT of  $74 million, which resulted in total attainment of 54.6% of target using linear interpolation as set forth in the chart below:
Metrics	Weight	Results	Final Payout
Adjusted Revenue	60%	$597M	0%
Non-GAAP EBIT	40%	$74M	137%
Total Attainment (payable in June 2023)			54.6%
Individual Payments
For the Fiscal 2023 CIP, our CEO reviewed individual performance to determine if any adjustments to the final payments for each NEO (other than himself) should be recommended to the Compensation Committee. After reviewing the individual performance of each NEO, our CEO decided not to recommend any modification to individual executive officer payments and, instead, worked with the Compensation Committee to determine whether any adjustments were necessary. Based on these discussions, the Compensation Committee decided not to adjust any individual payments. The Compensation Committee also did not make any recommendations to the independent members of our Board regarding adjustment for individual performance for our CEO.
The individual payments made to our NEOs for the Fiscal 2023 CIP were as follows:
Named Executive Officer	Target Award ($)	Actual Payment ($)	Actual Payment (% of Target)
Mr. Howe	$759,000	$414,414	54.6%
Mr. Jenson	$590,000	$322,140	54.6%
Mr. Hussain	$276,250	$150,833	54.6%
Mr. Jones	$289,250	$157,931	54.6%
Long-Term Incentive Compensation
Long-term incentive compensation is an effective tool for focusing our NEOs on shareholder value creation over a multi-year period. Long-term incentives also serve as a core retention tool and can discourage inappropriate short-term risky behaviors.
The Compensation Committee determined the amount of long-term incentive compensation for our NEOs (and, in the case of our CEO, formulated its recommendation to the independent members of the Board for his long-term incentive compensation award) as part of its annual compensation review. In making these awards and recommendations, the Compensation Committee took the following factors into consideration:
•
a competitive market analysis prepared by its compensation consultant;

•
the recommendations of our CEO (except with respect to his own long-term incentive compensation award);

Compensation Discussion and Analysis
•
the outstanding equity holdings of each NEO;

•
the projected impact of the proposed awards on our earnings;

•
the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the median proportions of the companies in our compensation peer group; and

•
the potential dilution to our shareholders (our “overhang”) in relation to the median practice of the companies in our compensation peer group after taking into account each of the other factors above.

Annual Equity Award Design
For fiscal 2023, annual “refresh” long-term incentive compensation awards were granted to our NEOs in May 2022 in the form of PSU awards and time-based RSU awards. The time-based RSUs and the Rule of 40 PSUs (representing 70% of the PSUs granted in fiscal 2023) (such awards, collectively, the “Contingent Stock Awards”) were contingent upon shareholder approval of an amendment to increase the number of shares available for issuance under the 2005 Plan (the “2022 Share Increase”) at the 2022 annual meeting of shareholders held on August 9, 2022 (the “2022 Annual Meeting”). The Contingent Stock Awards were designed to be automatically forfeited if shareholder approval was not obtained. In light of the nature of the Contingent Stock Awards, the Compensation Committee awarded the recipients of the Contingent Stock Awards long-term cash awards subject to similar terms and conditions as the Contingent Awards that would only become effective in the event that the shareholders did not approve the 2022 Share Increase (the “Contingent Cash Awards”).
At the 2022 Annual Meeting, shareholders approved the 2022 Share Increase. As a result, the Contingent Cash Awards were automatically cancelled. All long-term incentive compensation awards were approved by the Compensation Committee in May 2022, but for accounting purposes, August 9, 2022 (the date of 2022 Annual Meeting) is deemed the grant date of the Contingent Stock Awards and are reported as such in the “Grants of Plan-Based Awards for Fiscal 2023” table below.
The fiscal 2023 equity grants were weighted more heavily towards PSUs for our CEO, with 60% of his long-term incentive compensation opportunity in the form of PSU awards and 40% in the form of an RSU award. The Compensation Committee believed that weighting our CEO’s long-term compensation opportunity more heavily toward PSUs in comparison to other executives better aligns our CEO’s goals with those of our shareholders. For the other NEOs, their long-term incentive compensation was weighted 50% in the form of PSU awards and 50% in the form of RSU awards. The equity awards granted to our NEOs in May 2022 were as follows:
Named Executive Officer	RSU Awards (Shares)	PSU Awards (Shares)	Target Value of RSUs and PSUs ($)1
Mr. Howe	86,753	130,130	$6,500,000
Mr. Jenson	66,733	66,733	$4,000,000
Mr. Hussain	26,693	26,693	$1,600,000
Mr. Jones	21,121	21,120	$1,266,000

1.
The target number of shares granted in fiscal 2023 as reported in the table above are based on the 20-day trailing average stock price of $29.97 per share on May 17, 2022.

Fiscal 2023 Time-Based RSU Awards
The fiscal 2023 time-based RSU awards were for shares of our common stock and vest over a three-year period. The RSU awards vest as to one-third of the shares subject to the award after the first year, with the remainder vesting in equal amounts quarterly thereafter, contingent upon such NEO’s continued employment as of each applicable vesting date.
Fiscal 2023 PSU Awards
The fiscal 2023 PSU awards were subject to two performance measures, one an internal measure and the other a relative measure. The first performance measure is based on the “Rule of 40,” which the Compensation Committee believed is a critical metric in driving shareholder value creation. This performance measure represents 70% of the
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   51

total value of each award. The second performance measure involves our relative TSR measured against the Russell 2000 Index. This performance measure represents 30% of the total value of each award.
•
Rule of 40  —  70% of the target number of shares of our common stock subject to the fiscal 2023 PSU awards are to be earned based on the average of our combined revenue growth percentage and EBITDA margin percentage for each fiscal year during the three-year performance period, commencing on April 1, 2022 and ending on March 31, 2025. At the end of each fiscal year, we will combine the revenue growth and EBITDA margin percentages, then average those measures following completion of the full three-year performance period. The number of shares of our common stock for which these “Rule of 40” PSU awards may be earned and settled can range from 0% to 200% of the target number of shares. The actual number of shares earned will be determined by the Compensation Committee after the end of the three-year performance period. For example, if our combined revenue growth and EBITDA margin percentages for fiscal years 2023, 2024 and 2025 are 29%, 34% and 33%, the average three-year revenue growth percentage and EBITDA margin percentage would be 32%. For purposes of this portion of the PSU awards, the payment range based on our three-year, average combined revenue growth and EBITDA margin percentages over the performance period is to be measured as follows:

Performance Criteria	Below Threshold	Threshold	Target	Maximum
3-Yr Average Revenue Growth % + EBITDA Margin %	<20%	20%	30%	40%
Payout Opportunity (% of target)1	0%	50%	100%	200%

1.
Note that the amount earned is to be interpolated for amounts between the designated percentages. No PSUs are earned for below-threshold performance, and payout is capped at 200% of target even if performance exceeds the maximum goal.

•
Relative TSR  —  30% percent of the target number of shares of our common stock subject to the NEOs’ PSU awards are to be earned based on our relative TSR compared to the Russell 2000 Index as measured over a three-year performance period, commencing on April 1, 2022 and ending on March 31, 2025. Specifically, the number of shares of our common stock for which these awards may be earned and settled varies based on our TSR relative to the TSR of the Russell 2000 Index, measured by percentile ranking, over the performance period and can range from 0% to 200% of the target number of shares (though the award will be capped at 100% if our absolute TSR is negative). The actual number of shares earned will be determined by the Compensation Committee after the end of the three-year performance period. For purposes of this portion of the PSU awards, the payment range based on our TSR relative to the Russell 2000 Index over the performance period is to be measured as follows:

Relative TSR Percentile	Below 25th Percentile	25th Percentile	50th Percentile	60th Percentile	90th Percentile and Above
Attainment (% of total shares granted)1	0%	25%	77%	100%	200%

1.
Note that the amount earned is to be interpolated for amounts between the designated percentages. No PSUs are earned for below-threshold performance, and payout is capped (i) at 200% of target even if performance exceeds the maximum goal and (ii) 100% if our TSR is negative.

Prior Performance Award Attainment Status
Fiscal 2021 PSU Awards
In May 2020, as part of our annual equity award “refresh” program, the Compensation Committee granted our NEOs PSU awards to be earned based on our relative TSR measured against the Russell 2000 Index measured over a three-year performance period commencing on April 1, 2020 and ending on March 31, 2023. In May 2023, the Compensation Committee reviewed our relative TSR over the performance period and approved a determination of 0% attainment, resulting in no payouts under the awards.
Additionally, in May 2020, the Compensation Committee granted our NEOs Rule of 40 PSU awards that could vest in a number of shares from 0% to 200% of the award, based on the attainment of trailing twelve-month revenue growth and EBITDA margin targets for the period from April 1, 2020 to March 31, 2023. Performance was measured and vesting evaluated on a quarterly basis beginning with the period ended June 30, 2021 and continuing through

Compensation Discussion and Analysis
March 31, 2023. Through March 31, 2022, the Compensation Committee had certified cumulative attainment of 50% of target under the Rule of 40 PSUs granted in fiscal 2021. The final four measurement periods occurred in fiscal 2023. Based on performance in fiscal 2023, no additional attainment was achieved and all remaining fiscal 2021 Rule of 40 awards were forfeited.
Fiscal 2019 Transformational Performance Awards (Rule of 40)
In fiscal 2019, shortly after the AMS sale in October 2018, certain of our key employees, including Mr. Jenson and Mr. Jones, received one-time transformational, Rule of 40 PSU awards. These PSUs were eligible to be earned quarterly based on our TTM revenue growth and EBITDA margin at the end of each fiscal quarter over a three-year performance period commencing with the fiscal quarter ending June 30, 2019, with the first measurement period ending on June 30, 2020 and the final measurement period ending on September 30, 2022. Through March 31, 2022, the Compensation Committee had certified cumulative attainment of 95.95% of target under these PSUs. The final two measurement periods occurred in fiscal 2023. Following the end of the performance period all remaining PSUs were forfeited.
Chief Financial Officer Transition
On February 15, 2023, Mr. Jenson, the Company’s then President, Chief Financial Officer and Executive Managing Director of International, notified the Company that he would resign from those positions and terminate his employment with the Company effective as of April 14, 2023 (the “Separation Date”). In connection with the termination of his employment, Mr. Jenson was provided with certain compensation and benefits, including, all base pay accrued, earned and unpaid through Separation Date, all eligible and approved business expense reimbursements outstanding as of the Separation Date and the ability to continue current elected medical and/or dental coverage, at Mr. Jenson’s expense, in accordance with the Company’s COBRA policy. Mr. Jenson agreed to provide consulting services on a limited basis to the Company until March 31, 2024. As consideration for his consulting services, Mr. Jenson will receive a total consulting fee of  $100,000, to be paid in ratable monthly installments during the term of the consulting period. In addition, subject to certain conditions, Mr. Jenson was entitled to his bonus for fiscal year 2023, to the extent it is earned and payable in accordance with the Company’s incentive compensation program, excluding the provision requiring employment on the payment date (see “Annual Cash Incentive Plan” above for additional information), and his outstanding time-based equity awards and 5,063 shares underlying certain performance-based restricted stock units would continue to vest and settle in accordance with the schedule set forth in the applicable grant documents, excluding any inconsistent provisions relating to the effect upon the award of Mr. Jenson’s cessation of employment. All other equity awards held by Mr. Jenson were forfeited and cancelled. Except as set forth above, Mr. Jenson received no additional benefits (including any severance payments) in connection with his departure.
On the Separation Date, Ms. Lauren Dillard, the Company’s Senior Vice President of Finance and Investor Relations, assumed the additional role of interim Chief Financial Officer. In exchange for her service as interim Chief Financial Officer, Ms. Dillard received (i) a $750,000 grant of time-based RSUs (or 34,090 shares based on 20-day trailing average stock price of  $22.00 per share on April 14, 2023) that will vest quarterly in equal parts over two years and (ii) a $250,000 cash award opportunity payable to Ms. Dillard upon completion of the transition of her interim Chief Financial Officer responsibilities to the individual ultimately hired to serve as the Company’s Chief Financial Officer on a permanent basis.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   53

Other Compensation Topics
Stock Ownership Guidelines
As one way of ensuring a strong connection between our executive officers and shareholders’ interests, our executive officers are subject to stock ownership guidelines designed to ensure that they have a meaningful stake in LiveRamp, while acknowledging their need for portfolio diversification. These stock ownership guidelines are as follows:
Executive Officer	Stock Ownership Requirement
Chief Executive Officer	Three times annual base salary
Other NEOs	One times annual base salary
Generally, each NEO has five years from the date of appointment to attain the required ownership level. In the event of an increase in an executive officer’s base salary, he or she will have one year from the time of the increase to acquire any additional shares needed to meet any increased guidelines resulting from the increased base salary. Under the guidelines, stock ownership includes shares of our common stock purchased on the open market; owned jointly with, or separately by, immediate family members (spouse and dependent children); held in trust for the NEO or an immediate family member; held through any Company-sponsored plan, such as an employee stock purchase plan, a qualified retirement plan, or a supplemental executive retirement plan; obtained through the exercise of stock options; and 50% of the NEO’s unvested RSU awards (after deduction of applicable federal and state taxes).
Failure to meet or, in unique circumstances, to show sustained progress toward meeting the above guidelines may result in a reduction in future equity awards or cash incentive payouts in the form of shares of our common stock. As of March 31, 2023, each of the NEOs that is currently an executive officer of the Company was in compliance with the applicable stock ownership requirement or has until the fifth anniversary of the executive officer’s appointment to attain the required ownership level. Please see the section entitled “Stock Ownership” elsewhere in the Proxy Statement for a presentation of our NEOs’ equity holdings.
Retirement and Welfare Benefits
Our NEOs are eligible to participate in the same tax-qualified retirement and welfare plans as our other full-time employees. We sponsor a Section 401(k) plan that provides for employer matching contributions which are currently paid in cash. Our NEOs are also eligible to receive retirement benefits through our non-qualified supplemental executive retirement plan described below. In addition, our employees (including our NEOs) are entitled to certain retirement benefits under the 2005 Plan. Specifically, in the event of a 2005 Plan participant’s retirement on or after age 65 with at least five years of service, awards held by the participant at retirement will continue to vest in accordance with their terms. We believe these benefits are important for attracting, motivating, rewarding, and retaining our NEOs, and are comparable to retirement benefits being provided by companies in our compensation peer group.
Defined Benefit Pension Plan
None of our NEOs participate in or have an account balance in a tax-qualified defined benefit pension plan maintained by us.
Nonqualified Deferral Plan or Supplemental Executive Retirement Plan
While we do not maintain a defined benefit pension plan, our highly compensated employees, including our Named Executive Officers, are eligible to participate in our non-qualified Supplemental Executive Retirement Plan (the “SERP”) which enables them to contribute their pre-tax income into the plan through payroll deductions. The purpose of the SERP is to provide eligible employees with the ability to defer cash compensation in excess of certain limits that apply under the Company’s Section 401(k) plan. Participants may defer up to 90% of their pre-tax income.
The investment choices for participant contributions under the SERP are similar to those provided under the Section 401(k) plan. A participant’s contributions are deemed to be invested in certain funds in accordance with his or her election, and earnings are calculated based on the performance of the selected funds. The participant does not actually own any shares in the investments.
Health Benefit Plans
We maintain several broad-based employee benefit plans in which our NEOs are permitted to participate on the same terms as other employees who meet applicable eligibility criteria, subject to legal limitations on the amounts

Compensation Discussion and Analysis
that may be contributed or the benefits that may be payable under the plans. These include health benefits, life insurance, and disability benefits. We believe these benefits encourage the overall health, stability and well-being of our NEOs and are comparable to those plans being provided by the companies in our compensation peer group.
Executive Physical Program
Our Executive Physical Program was introduced in fiscal 2021 and is designed to provide our most senior level executives with the opportunity to participate in comprehensive preventive check-ups. The program is a component of our health plan, and participation is voluntary. The program offers an annual comprehensive physical that includes services such as a routine medical examination, blood tests and x-rays. Not included are expenses for the treatment, cure or testing of a known illness, disability, or physical injury or lifestyle behavior change program that are generally provided under the group health plan.
Perquisites and Other Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. We describe the perquisites and other personal benefits provided to our NEOs in the Summary Compensation Table. In the future, we may provide perquisites or other personal benefits in limited situations, such as where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our NEOs more efficient and effective, and for recruitment and retention purposes. All future practices with respect to perquisites or other personal benefits to NEOs will be approved and subject to periodic review by the Compensation Committee.
Post-Employment Compensation
We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly qualified executive officers. Accordingly, our CEO is eligible to receive certain specified payments and benefits in the event of a termination of employment in connection with a change in control of LiveRamp as provided in his employment agreement. Prior to his resignation, Mr. Jenson also had an employment agreement that provided similar benefits to those provided to our CEO. In addition, our other NEOs currently employed by the Company are eligible to participate in the LiveRamp Holdings, Inc. Executive Officer Severance Policy. Details regarding the LiveRamp Holdings, Inc. Executive Officer Severance Policy are included in the “Potential Payments Upon Termination or Change of Control” section below.
Our post-employment compensation arrangements have been designed to provide reasonable compensation to executive officers who leave LiveRamp under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign and not revoke a general release and waiver of any and all claims against us as a condition to receiving post-employment compensation payments or benefits.
We do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.
In determining payment and benefit levels under the various circumstances triggering the post-employment compensation arrangements for the NEOs, the Compensation Committee has drawn a distinction between voluntary terminations of employment, termination of employment for cause, and terminations of employment without cause or as a result of a change in control of LiveRamp. Payment in the latter circumstances has been deemed appropriate in light of the benefits to us described above, as well as the likelihood that the NEO’s departure is due, at least in part, to circumstances not within his or her control. In contrast, we believe that payments are not appropriate in the event of a termination of employment for cause or a voluntary resignation, because such events often reflect either inadequate performance or an affirmative decision by the NEO to end his or her relationship with us.
In the case of the post-employment compensation arrangements in the event of a termination of employment in connection with a change in control of LiveRamp, we believe that these arrangements are designed to align the interests of management and shareholders when considering our long-term future. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing all corporate transaction activity that is in the best interests of shareholders regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition payments and benefits should serve the interests of both the executive officer and our shareholders.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   55

Generally, payments and benefits under the post-employment compensation arrangements in the event of a change in control of LiveRamp are payable only if there is a subsequent loss of employment by an executive officer (a so-called “double-trigger” arrangement). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention power following a change in control of LiveRamp and to avoid windfalls, both of which could occur if vesting accelerated automatically as a result of the transaction.
We have not provided excise tax payments (“gross-ups”) relating to a change in control of LiveRamp and have no such obligations in place with respect to any of our executive officers, including our NEOs.
Compensation Recovery (“Clawback”) Policy
We maintain a compensation recovery policy (“Clawback Policy”) which provides that if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws as a result of the intentional misconduct by an executive officer with the title of Senior Vice President or higher, our Board may require reimbursement for any bonus or other incentive compensation (including equity awards) earned above what would have been earned under the restated financial statements, including any profits realized from the sale of our equity securities, that was paid to any such executive officer during the 12-month period preceding the first public issuance or filing with the SEC of the financial document in which the material noncompliance was contained. The independent members of our Board will determine whether material noncompliance with financial reporting requirements is the result of intentional misconduct of the executive officer. The Clawback Policy will be updated to reflect the NYSE listing standards in light of the final clawback rule recently adopted by the SEC.
Policy Prohibiting Hedging or Pledging of Our Securities
Our insider trading policy prohibits all of our employees, including our executive officers, and the members of our Board from engaging in short sales, as well as hedging or monetization transactions (such as zero-cost collars and forward sales contracts). In addition, our executive officers, including the Named Executive Officers, are prohibited from holding shares of our common stock in a margin account or otherwise pledging shares of our common stock as collateral for a loan. The prohibitions also apply to spouses, dependent children and others living in the same household.
Tax and Accounting Implications
The Compensation Committee periodically reviews the potential impact of the applicable tax and accounting rules on the material elements of our executive compensation program. These factors are considered by the Compensation Committee along with the other factors described above when making decisions about the annual and long-term incentive compensation awards for our executive officers.
Taxation of  “Parachute” Payments
Sections 280G and 4999 of the Internal Revenue Code provide that executive officers and members of our Board who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we (or our successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officer, including any Named Executive Officer, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer may owe as a result of the application of Sections 280G or 4999 during fiscal 2023, and we have not agreed and are not otherwise obligated to provide any executive officer with such a “gross-up” or other reimbursement.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the award may never realize any value from their awards.

Schedule 1
Reconciliation of GAAP Operating Loss to Non-GAAP
EBIT CIP Metric
(Unaudited)
(Dollars in millions)
Non-GAAP EBIT	Year ended March 31, 2023
Operating loss, as reported	$(125,800)
Adjustments:
Purchased intangible asset amortization	$16,825
Non-cash stock compensation	$125,800
Transformation expenses	$9,025
Restructuring charges	$35,316
Payroll taxes on accelerated equity vesting	$1,928
Bonus expense	$11,041
Total Adjustments	$199,935
Non-GAAP Adjusted EBIT CIP Metric	$74,135
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   57

Compensation Tables

Summary Compensation Table
The following table shows the compensation earned by or awarded to our Named Executive Officers in fiscal years ended March 31, 2023, 2022 and 2021.
Named Executive Officer	Fiscal Year	Salary	Bonus	Stock Awards1	Option Awards	Non-Equity Incentive Plan Compensation2	All Other Compensation3	Total
Scott E. Howe Chief Executive Officer	2023	$690,000	—	$5,133,361	—	$414,414	$18,300	$6,256,075
	2022	$690,000	—	$6,610,967	—	$1,139,000	$17,400	$8,457,367
	2021	$690,000	—	$5,102,588	—	$1,128,000	$17,100	$6,937,688
Warren C. Jenson Former President, Chief Financial Officer & Executive MD International	2023	$590,000	—	$3,126,308	—	$322,140	$189,267	$4,227,715
	2022	$570,000	—	$2,826,295	—	$875,000	$63,834	$4,335,129
	2021	$550,000	—	$2,851,681	—	$850,000	$78,733	$4,330,414
Mohsin Hussain Chief Technology Officer	2023	$425,000	—	$1,250,514	—	$150,833	$18,833	$1,845,180
	2022	$400,104	—	$2,292,473	—	$400,000	$18,738	$3,111,315
Jerry C. Jones EVP, Chief Ethics and Legal Officer	2023	$445,000	—	$989,452	—	$157,931	$18,500	$1,610,883
	2022	$445,000	—	$1,160,710	—	$425,000	$17,618	$2,048,328
	2021	$430,000	—	$1,218,161	—	$415,000	$17,100	$2,080,261

1.
These amounts reflect the grant date fair value of awards of RSU and PSUs calculated in accordance with FASB ASC Topic 718. For RSUs and the portion of the performance awards based on the Rule of 40 granted in fiscal 2023 on August 9, 2022, the amount was determined by reference to quoted market prices for the shares on their grant date, which was $22.20. For the portion of the performance awards based on relative TSR granted in fiscal 2023 on May 17, 2022, we estimated the grant date fair value to be $30.36 using a Monte Carlo simulation model. The amount reported for each PSU grant is based on the probable outcome of the underlying performance conditions, measured as of the grant date (100% of target value) and PSUs vest in a number of shares from zero to 200% of target of the award based on performance. The grant date value for the fiscal 2023 PSU awards at the highest level of performance for each executive is Mr. Howe $6,047,141, Mr. Jenson $3,101,083, Mr. Hussain $1,240,424, and Mr. Jones $981,446.

2.
These amounts represent annual cash incentive awards earned by the Named Executive Officers under the Cash Incentive Plan based on Company results. For more information regarding how these determinations were made, see the “Annual Cash Incentive Plan —  Individual Payments” section of the Compensation Discussion and Analysis.

3.
The amounts disclosed in the “All Other Compensation” column for fiscal 2023 include the following:

Named Executive Officer	401(k) Matching Contributions	Other	Total
Scott E. Howe	$18,300	—	$18,300
Warren C. Jenson	$18,600	$170,667a	$189,267
Mohsin Hussain	$18,833	—	$18,833
Jerry C. Jones	$18,500	—	$18,500

a)
Represents expenses associated with Mr. Jenson’s international assignment in his role as President, International of $11,996, travel companion expenses of  $155,382 (includes a related tax gross-up of  $77,039), cell phone allowance of  $2,688 and tangible gifts of $600.

Compensation Tables
Grants of Plan-Based Awards for Fiscal 2023
The following table shows grants of plan-based awards made to our Named Executive Officers during fiscal 2023. Non-equity incentive plan awards were granted under the 2010 Cash Incentive Plan and stock awards were granted under the Amended and Restated 2005 Equity Compensation Plan.
Named Executive Officers	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards4			All other Stock Awards: Number of Shares of Stock or Units (#)5	Grant Date Fair Value of Stock and Option Awards ($)6
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott E . Howe	N/A	5/17/20221	$189,750	$759,000	$1,518,000
	N/A	5/25/20222	$1,364,999	$2,729,997	$5,459,995
	N/A	5/25/20223		$2,599,987
	5/17/2022	5/17/2022				9,760	39,039	78,078		$1,185,2224
	8/9/2022	5/25/20222				45,546	91,091	182,182		$2,022,220
	8/9/2022	5/25/20223							86,753	$1,925,917
Warren C. Jenson	N/A	5/16/20221	$147,500	$590,000	$1,180,000
	N/A	5/25/20222	$699,996	$1,399,992	$2,799,983
	N/A	5/25/20223		$1,999,988
	5/17/2022	5/16/2022				5,005	20,020	40,040		$607,807
	8/9/2022	5/25/20222				23,357	46,713	93,426		$1,037,029
	8/9/2022	5/25/20223							66,733	$1,481,473
Mohsin Hussain	N/A	5/16/20221	$69,063	$276,250	$552,500
	N/A	5/25/20222	$279,996	$559,992	$1,119,985
	N/A	5/25/20223		$799,989
	5/17/2022	5/16/2022				2,002	8,008	16,016		$243,123
	8/9/2022	5/25/20222				9,343	18,685	37,370		$414,807
	8/9/2022	5/25/20223							26,693	$592,585
Jerry C. Jones	N/A	5/16/20221	$72,313	$289,250	$578,500
	N/A	5/25/20222	$221,538	$443,076	$886,153
	N/A	5/25/20223		$632,996
	5/17/2022	5/16/2022				1,584	6,336	12,672		$192,361
	8/9/2022	5/25/20222				7,392	14,784	29,568		$328,205
	8/9/2022	5/25/20223							21,121	$468,886

1.
The amounts reported in these rows represent potential performance-based cash bonuses that each NEO could have earned based upon the Company’s achievement of certain quantitative performance criteria set forth in the Company’s performance-based cash bonus programs. For more information regarding actual payments under the Company’s performance-based cash bonus programs, see the “Annual Cash Incentive Plan — Individual Payments” section of the Compensation Discussion and Analysis.

2.
The amounts reported in these rows represent long-term cash and stock awards based on the “Rule of 40” that were approved on May 25, 2022 and contingent upon the passage or failure of the 2022 Share Increase at the 2022 Annual Meeting. The stock awards were designed to be automatically forfeited if shareholder approval was not obtained, while the long-term cash awards were designed to only become effective in the event that shareholder approval was not obtained. At the 2022 Annual Meeting, the shareholders approved the share increase and, as a result, the long-term cash awards were automatically cancelled, and the stock awards were deemed granted on such date in accordance with applicable accounting rules. For more information regarding the contingent awards, see the “Long-Term Incentive Compensation — Annual Equity Award Design” section of the Compensation Discussion and Analysis.

3.
The amounts reported in these rows represent long-term cash and time-based stock awards that were approved on May 25, 2022 and contingent upon the passage or failure of the 2022 Share Increase at the 2022 Annual Meeting. The stock awards were designed to be automatically forfeited if shareholder approval was not obtained, while the long-term cash awards were designed to only become effective in the event that shareholder approval was not obtained. The long-term cash awards did not have threshold or maximum opportunities since they were similar in terms and conditions to time-based stock awards that were not subject to any performance metrics. At the 2022 Annual Meeting, the shareholders approved the share increase and, as a result, the long-term cash awards were automatically cancelled, and the stock awards were deemed granted on such date in accordance with applicable accounting rules.

4.
The amounts reported in these columns represent potential share payouts with respect to PSU awards granted in fiscal 2023 that are subject to attainment of performance goals with the number of shares earned ranging from zero to 200% of the target number of shares.

5.
The amounts reported in this column represent time-based RSUs granted in fiscal 2023. The reported grants vested one-third on May 25, 2023, with the remainder vesting in equal amounts quarterly thereafter until fully vested. The awards will fully vest on the third anniversary of the approval date.

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   59

6.
These amounts reflect the grant date fair value of awards of RSU and PSUs calculated in accordance with FASB ASC Topic 718. For RSUs and the portion of the performance awards based on the Rule of 40 granted in fiscal 2023 on August 9, 2022, the amount was determined by reference to quoted market prices for the shares on their grant date, which was $22.20. For the portion of the performance awards based on relative TSR granted in fiscal 2023 on May 17, 2022, we estimated the grant date fair value to be $30.36 using a Monte Carlo simulation model. The amount reported for each PSU grant is based on the probable outcome of the underlying performance conditions, measured as of the grant date (100% of target value) and PSUs vest in a number of shares from zero to 200% of target of the award based on performance.

Compensation Tables
Outstanding Equity Awards at 2023 Fiscal Year End
The following table shows equity awards that we have made to our Named Executive Officers that were outstanding as of March 31, 2023.
		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Share or Unit Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)1	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)1
Name	Grant Date	Exercisable	Unexercisable
Scott E. Howe	5/23/2013	136,196		$21.46	5/23/2023	5/22/2019			1,9902	$43,641
	5/20/2014	154,596		$21.17	5/20/2024	5/19/2020	48,3423	$1,060,140	15,4912	$339,718
	5/20/2015	174,847		$17.49	5/20/2025	5/18/2021	52,3864	$1,148,825	14,1045	$309,301
						5/18/2021			30,2232	$662,790
						5/17/2022	39,0396	$856,125
						8/9/2022	91,0917	$1,997,626
						8/9/2022			86,7538	$1,902,493
Warren C. Jenson						5/22/2019			1,3682	$30,000
						5/19/2020	22,8233	$635,246	10,9702	$240,572
						5/18/2021	18,8054	$412,394	5,0635	$111,032
						5/18/2021			16,2742	$356,889
						5/17/2022	20,0206	$439,039
						8/9/2022	46,7137	$1,024,416
						8/9/2022			63,7618	$1,398,279
Mohsin Hussain						2/3/2020			25,8802	$567,548
						5/19/2020	8,8643	$142,041	4,2602	$93,422
						5/18/2021	8,0594	$176,734	2,1695	$47,566
						5/18/2021			6,9752	$152,962
						9/7/2021			13,3352	$292,437
						5/17/2022	8,0086	$175,615
						8/9/2022	18,6857	$409,762
						8/9/2022			26,6938	$585,377
Jerry C. Jones	5/20/2015	5,209		$17.49	5/20/2025	5/22/2019			5472	$11,996
						11/12/19			902	$1,974
						5/19/2020	9,7493	$57,632	4,6852	$102,742
						5/18/2021	7,7234	$169,365	2,0795	$45,592
						5/18/2021			6,6842	$146,580
						5/17/2022	6,3366	$138,948
						8/9/2022	14,7847	$324,213
						8/9/2022			20,2518	$444,104

1.
This value was determined by multiplying the number of unvested shares or units by the closing price of our common stock on March 31, 2023 (the last business day of the fiscal 2023), which was $21.93.

2.
Represents awards of RSUs that initially vested (or will vest) 25% on the first anniversary of their respective grant dates, with the remainder vesting in equal amounts quarterly until fully vested. Such awards will fully vest on the fourth anniversary of their grant date.

3.
These amounts represent outstanding and unvested awards of PSUs (at target) granted in fiscal 2021 subject to attainment of performance goals with the number of shares earned ranging from zero to 200% of target. The awards are scheduled to vest, if at all, based (i) 70% on combined trailing twelve-month (“TTM”) revenue growth and EBITDA margin over a three-year performance period commencing with the fiscal quarter ending June 30, 2021 (the “Rule of 40 shares”) and (ii) 30% on the Company’s achievement of metrics related to relative TSR over a three-year period ending March 31, 2023 against the Russell 2000, measured by percentile ranking. To the extent that Rule of 40 shares are earned in a given quarter, 50% vest immediately and 50% vest on the one-year anniversary of attainment, except for the final tranche that will vest fully at the end of the measurement period. Based on actual performance none of these PSUs vested.

4.
These amounts represent outstanding and unvested awards of PSUs (at target) granted in fiscal 2022 subject to attainment of performance goals with the number of shares earned ranging from zero to 200% of target. The awards are scheduled to vest, if at all, based (i) 70% on combined trailing twelve-month (“TTM”) revenue growth and EBITDA margin over a three-year performance period commencing with the fiscal quarter ending June 30, 2022 (the “Rule of 40 shares”) and (ii) 30% on the Company’s achievement of metrics related to relative TSR over a three-year period ending March 31, 2024 against the Russell 2000, measured by percentile ranking. To the extent that Rule of 40 shares are earned in a given quarter, 50% vest immediately and 50% vest on the one-year anniversary of attainment, except for the final tranche that will vest fully at the end of the measurement period.

5.
These amounts represent one-half of the earned amount of the NEO’s PSUs granted in fiscal 2022 (described in footnote 4 above) and earned in fiscal 2023 that will vest on August 9, 2023.

LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   61

6.
These amounts represent outstanding and unvested awards of PSUs (at target) granted in fiscal 2023 subject to attainment of performance goals with the number of shares earned ranging from zero to 200% of target. The awards are scheduled to vest, if at all, based on our relative TSR compared to the Russell 2000 Index as measured over a three-year performance period, commencing on April 1, 2022 and ending on March 31, 2025. Specifically, the number of shares of our common stock for which these awards may be earned and settled varies based on our TSR relative to the TSR of the Russell 2000 Index, measured by percentile ranking, over the performance period and can range from 0% to 200% of the target number of shares (though the award will be capped at 100% if our TSR is negative). The actual number of shares earned will be determined by the Compensation Committee after the end of the three-year performance period.

7.
These amounts represent outstanding and unvested awards of PSUs (at target) granted in fiscal 2023 subject to attainment of performance goals with the number of shares earned ranging from zero to 200% of target. The awards are scheduled to vest, if at all, based on the average of our combined revenue growth percentage and EBITDA margin percentage for each fiscal year during the three-year performance period, commencing on April 1, 2022 and ending on March 31, 2025. At the end of each fiscal year, we will combine the revenue growth and EBITDA margin percentages, then average those measures following completion of the full three-year performance period. The number of shares of our common stock for which these “Rule of 40” PSU awards may be earned and settled can range from 0% to 200% of the target number of shares. The actual number of shares earned will be determined by the Compensation Committee after the end of the three-year performance period.

8.
Represents awards of RSUs that initially vested (or will vest) one-third on the first anniversary of their respective approval dates (May 25, 2022), with the remainder vesting in equal amounts quarterly until fully vested. Such awards will fully vest on the third anniversary of their approval date. As a result of Messrs. Jones and Jenson retirement eligibility under the 2005 Plan, shares were withheld to cover tax obligations that arose in December 2022, thereby reducing the totals of their RSUs granted in fiscal 2023.

Option Exercises and Stock Vested During Fiscal 2023
The following table shows the value realized by our Named Executive Officers on option exercises and stock awards vesting during fiscal 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)1	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)2
Scott E. Howe	164,204	$2,892,897	74,987	$1,717,939
Warren C. Jenson	—	—	66,886	$1,496,351
Mohsin Hussain	—	—	47,268	$1,147,490
Jerry C. Jones	—	—	34,380	$751,438

1.
The option awards values were determined by multiplying the number of shares acquired upon exercise by the difference between the strike price of the options and the market price of the Company’s common stock on the exercise date.

2.
The stock awards values were determined by multiplying the number of shares acquired on vesting by the closing market price of the Company’s common stock on the vesting date.

Compensation Tables
Nonqualified Deferred Compensation During Fiscal 2023
The Company maintains the LiveRamp Holdings Non-Qualified Deferral Plan, or SERP, that includes participation by our NEOs.
Name	Executive Contributions in Fiscal 20231	Registrant Contributions in Fiscal 2023	Aggregate Earnings in Fiscal 20233	Aggregate Withdrawals/ Distributions	Aggregate Balance at 3/31/20234
Scott E. Howe	—	—	—	—	—
Warren C. Jenson	—	—	—	—	$95,924
Mohsin Hussain	$215,938	—	—	—	$323,707
Jerry C. Jones	$52,513	—	—	—	$553,828

1.
These amounts are included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

2.
The plan does not provide for registrant contributions for fiscal 2023.

3.
None of the earnings are above-market earnings and are therefore not reflected in the Summary Compensation Table.

4.
All amounts contributed by an NEO and LiveRamp in prior years have been reported in the Summary Compensation Tables in our previously filed proxy statements in the year earned to the extent the NEO was an NEO for purposes of the SEC’s executive compensation disclosure.

Nonqualified Deferral Plan or SERP
The purpose of the SERP is to provide eligible employees with the ability to defer cash compensation in excess of certain limits that apply under the Company’s 401(k) plan. For calendar year 2022, the plan was revised and no longer includes a matching company contribution. Participants may defer up to 90% of their pre-tax income. The investment choices for participant contributions under the SERP are similar to those provided under the 401(k) plan. A participant’s contributions are deemed to be invested in certain funds in accordance with his or her election, and earnings are calculated based on the performance of the selected funds. The participant does not actually own any shares in the investments.
Prior to deferring compensation, participants must elect the time and manner of their account payouts. Benefits are paid as elected by the participant at the time of the deferral in the form of a single lump sum payment, equal annual installments over a period of years or an annuity. Under limited circumstances, participants may change the time and manner of their account payouts or receive distributions because of a financial hardship or other conditions.
Potential Payments Upon Termination or Change in Control
The tables and narrative below reflect the amount of compensation payable to each of the Named Executive Officers in the event of termination of the executive’s employment under the various circumstances described. The amounts shown assume that the termination was effective as of March 31, 2023. With the exception of Mr. Jenson, these are only estimates of the amounts which would be paid to the Named Executive Officers upon their termination. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company. Payments or benefits generally available to all employees on similar terms are not described. All terms not otherwise defined herein shall have the meanings set forth in the Employment Agreements or the Severance Policy, as applicable.
Potential Payments Upon Termination
Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she may be entitled to receive amounts earned during his/her term of employment. These amounts include:
•
base salary earned through the date of termination; and

•
amounts accrued and vested through the Company’s 401(k) plan or SERP.

Employment Agreements. Mr. Howe entered into a new employment agreement with the Company effective February 14, 2018 (the “Howe Agreement”). Mr. Jenson entered into a new employment agreement with the Company effective February 14, 2018 (the “Jenson Agreement” and, together with the Howe Agreement, the “Employment
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   63

Agreements”). Under the terms of the Employment Agreements, Mr. Howe is, and Mr. Jenson was, entitled to termination payments if either of them is or was terminated by us without cause or if either of them resigns for good reason. For this purpose “cause” is generally defined to include a willful failure to substantially perform duties following a cure period, intentional misconduct or gross negligence that is materially injurious to the Company, a conviction of a felony or a material breach of the agreement or other policy that remains following a cure period, and “good reason” is generally defined to include a material reduction or change in title, position or responsibilities, a reduction in salary, breach of the agreement by the Company that remains following a cure period, and, in the Jenson Agreement, a material change in his reporting relationship or a requirement for relocation more than 30 miles away. Additionally, the Employment Agreements provide for certain payments in the case of non-renewal, change in control with termination of employment and death and disability.
On February 15, 2023, Mr. Jenson, the Company’s then President, Chief Financial Officer and Executive Managing Director of International, notified the Company that he would resign from those positions and terminate his employment with the Company effective as of April 14, 2023. For additional information regarding the termination payments and other benefits Mr. Jenson received upon his separation, see the “Individual Compensation Elements — Chief Financial Officer Transition” section of the Compensation Discussion and Analysis. The disclosures in the following sections discuss the terms of the Jenson Agreement and describe the rights under such agreement to which Mr. Jenson would have been entitled had he remained employed by the Company. Effective upon Mr. Jenson’s resignation, he is no longer entitled to the rights and benefits discussed below.
Severance Policy. The LiveRamp Holdings, Inc. Executive Severance Policy (the “Severance Policy”), initially adopted on November 9, 2010 and amended thereafter from time to time, provides certain benefits to all officers of the Company designated as executive officers for purposes of Section 16 of the Securities Exchange Act of 1934, except for those officers with employment agreements in effect, in the event of a without cause termination or following a change in control, a without cause termination or resignation for good reason. For this purpose, “cause” is generally defined to include a willful failure to substantially perform duties following a cure period, willful misconduct, gross negligence that is materially injurious to the Company, a conviction of a felony or fraud crime, or a material breach of the Severance Policy or other policy that remains after a cure period. As of March 31, 2023, Mr. Jones and Mr. Hussain were covered by the terms of the Severance Policy.
Change in Control. The Employment Agreements, Severance Policy and 2005 Plan provide for certain payments and/or benefits upon the occurrence of a change in control of the Company. The 2005 Plan generally defines a change in control as a transaction involving (i) the consummation of a reorganization, merger, consolidation or similar transaction involving the Company (other than such a transaction in which our shareholders immediately prior to the transaction own more than 50% of the combined voting power entitled to vote in the election of directors of the surviving corporation), (ii) a sale of all or substantially all of the Company’s assets, (iii) the liquidation or dissolution of the Company, or (iv) the acquisition of a significant percentage (no less than beneficial ownership of 20%) of the voting power of the Company. The Severance Policy and Employment Agreements generally provide that a change in control includes (i) an acquisition of any Company securities entitled to vote generally in the election of directors by a person immediately after which such person has beneficial ownership of 30% or more of the combined voting power of the Company’s then-outstanding voting securities (excluding certain acquisitions that would not trigger a change in control), (ii) individuals who constitute the Board of the Company cease for any reason to constitute at least a majority of our Board (with certain exceptions), or (iii) consummation of reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company, or the sale or other disposition of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another corporation, unless immediately following the applicable transaction, (A) the pre-transaction shareholders beneficially own at least 50% of the post-transaction combined voting power in substantially the same proportions as before the transaction, (B) members of the pre-transaction Board comprise at least a majority of the post-transaction Board, and (C) no person (with certain exceptions) has beneficial ownership of 30% or more of the combined voting power of the surviving corporation’s then-outstanding voting securities.
In 2018, the Committee clarified its interpretation of change in control as follows: (i) a Potential Sale would constitute a change in control for purposes of the 2005 Plan and awards thereunder; (ii) for employees who, following a Potential Sale remain employed by us, a Potential Sale would not constitute a change in control for purposes of the Employment Agreements or the Severance Policy, except in the event that (x) we materially reduce an executive’s, including a NEO’s, total compensation or (y) an executive, including a NEO, is required to relocate, in either case, within 24 months

Compensation Tables
of completing a Potential Sale, such executive will be entitled to claim a post-change in control good reason termination of employment under the applicable arrangement; and (iii) for employees who, following a Potential Sale, “go with” the division sold in a Potential Sale, a Potential Sale would be deemed to constitute a change in control for purposes of the Severance Policy, entitling such individuals to the enhanced severance payments and benefits in accordance with the terms of those arrangements. In 2018, the Company also amended the 2005 Plan to remove the Compensation Committee and Board of Director’s discretion in determining whether a change in control has occurred and provided for revised treatment of outstanding equity awards under the 2005 Plan upon a change in control.
In the event of a change of control, the treatment of PSUs is as follows:
•
the applicable performance period for such PSU awards was truncated,

•
a number of PSUs equal to the higher of the target number of shares granted and the number of PSUs that would vest based on the degree of achievement of the applicable performance objectives as of the change in control date will become eligible to vest, and

•
the number of PSUs that were determined to be eligible to vest will be treated as unvested RSUs, and if assumed or substituted for by the acquiring or surviving entity (or an affiliate of such entity), will convert into RSUs of equal value to be settled in cash or shares by the acquiring or surviving entity (as determined pursuant to the definitive agreement relating to the change in control). If the executive officer remains employed with the acquiring or surviving entity through the end of the original performance period, the RSUs (i.e., the converted PSU awards) will become fully vested. Further, if within 24 months following a change in control, the executive officer’s employment is terminated without cause, he or she resigns for good reason, or if he or she dies or becomes disabled, the RSUs (i.e., the converted PSU awards), to the extent unvested, will become fully vested. If the RSU awards (i.e., the converted PSU awards) are not appropriately assumed or substituted by the acquiring or surviving entity (or an affiliate of such entity), then such converted RSU awards will fully vest in accordance with the terms of the 2005 Plan.

Terminations Without Cause, Resignation for Good Reason or Non-Renewal of Employment Agreements
Employment Agreements. In the event of a qualifying termination (other than non-renewal of employment agreement for Mr. Jenson), subject to the Company receiving a general release of claims from him, Mr. Howe will be, and Mr. Jenson would have been entitled to receive: (i) all base salary and benefits payable through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, (iii) a prorated bonus for the fiscal year in which termination occurs, (iv) an amount equal to 200% of base salary, (v) an amount equal to 200% of average annual bonus based on the preceding two years bonus payments prior to the fiscal year in which the termination occurs, (vi) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the termination according to the terms of the plan, policy or program, and (vii) vesting of a prorated portion of PSUs that are earned but unvested or for which the performance period is ongoing at the time of termination and at least one year of the performance period has elapsed. If the qualifying termination is a non-renewal of his employment agreement, the percentage for Mr. Jenson in (iv) and (v) above would have been 100% and all other provisions above would remain the same.
Severance Policy. Under the Severance Policy, if an eligible participant is involuntarily terminated by the Company without cause other than in connection with a change in control, upon executing a general release of claims against the Company which includes one-year non-competition and non-solicitation restrictions, he will receive an amount equal to 100% of base salary, 100% of his or her average annual bonus based on their bonus payment for the preceding two years prior to termination (using target bonus for the portion of time he has been employed if less than two years), a prorated bonus based on the actual fiscal year results, a prorated portion of any PSUs (i) that are earned but unvested or (ii) for which the performance period is ongoing at the time of termination and for which at least one year of the performance period has elapsed. The base salary and average annual bonus will be paid on regular paydays during the 12 months following the Delay Period. The prorated bonus will be paid within 90 days after the end of the fiscal year in which the termination occurs or following the Delay Period, whichever is later. Vesting of PSUs will occur within 30 days of the expiration of the Delay Period for PSUs earned but unvested at the time of termination and as soon as administratively practicable following the close of the performance period for
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   65

PSUs related to performance periods that are ongoing at the time of termination and for which at least one year of the performance period has elapsed, based on actual Company performance.
Retirement or Voluntary Termination
In the event of retirement or voluntary termination, the executive officers will receive earned but unpaid base compensation through his retirement or termination date and any amounts accrued and vested to which he or she is otherwise entitled under a plan, program or policy of the Company. In the event an executive officer retires on or after age 65 with at least five years of service, awards held by the executive officer under the 2005 Plan at retirement will continue to vest in accordance with their terms. For additional information on the equity awards held by each of our Named Executive Officers as of March 31, 2023, please see the “Outstanding Equity Awards at 2023 Fiscal Year End” table in this proxy statement. The table below does not include amounts that would be realized from this continued vesting of awards.
Death or Disability
In the event of death or disability, in addition to the payment of earned but unpaid base salary and amounts accrued and vested through the Company retirement plans, each of the named executive officers will receive benefits under the Company’s life insurance plan or disability plan, as applicable. Also, upon death or six months following commencement of long-term disability payments, all unvested RSUs and stock options will vest. In addition, all PSUs related to a completed performance period will vest based on actual Company attainment of the specified performance targets and a prorated portion of PSUs related to an uncompleted performance period will vest, provided that at least one year of the performance period has elapsed, with payment based on actual performance at the end of the performance period.
Employment Agreements. The Employment Agreements provide that in the event of termination as a result of death or disability, each of Mr. Howe and Mr. Jenson or their respective estates would be (or, in the case of Mr. Jenson, would have been) entitled to receive: (i) all base salary and benefits payable through the date of termination, (ii) any unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination according to the terms of the plan, policy or program, (iii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, and (iv) the amount of any target cash bonus for the fiscal year in which the date of termination occurs, prorated based on the portion of the applicable year he worked for the Company before the date of termination. The amounts in (i)-(iii) would be paid at the time it would otherwise have been paid had he remained employed. The amount in (iv) would be paid within 60 days of the date of termination.
Potential Payments Upon Change in Control
Employment Agreements. Under the terms of the Employment Agreements, Mr. Howe is, and Mr. Jenson was, eligible to receive change in control payments if they are terminated from employment by the Company without cause within 24 months following a change in control, or if they resign for good reason within 24 months following a change in control. The amount payable in the event of a qualifying termination, subject to the Company receiving a general release of claims, is (i) all earned base salary and benefits payable through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that has been earned but remains unpaid, (iii) an amount equal to 300% of the current base salary under the Howe Agreement and 200% of the current base salary under the Jenson Agreement, (iv) an amount equal to 300% of average annual bonus based on the preceding two years bonus payments prior to the fiscal year in which the termination occurs under the Howe Agreement, and an amount equal to 200% of average annual bonus based on the preceding two years bonus payments prior to the fiscal year in which the termination occurs under the Jenson Agreement, (v) prorated bonus for the fiscal year in which the termination occurs based on actual fiscal year results and (vi) any other unpaid benefits to which they are entitled under any plan, policy or program of the Company. In addition, all equity awards (other than PSUs) which are outstanding but unvested would vest. Payments under clauses (i)-(iv) would be made in a lump sum immediately following the Delay Period.
For PSU awards, unless provided otherwise in the applicable grant documents, upon the consummation of a change in control, the applicable performance period will be truncated, and a number of PSUs will become eligible to vest based on the degree of achievement of the applicable performance objectives as of the date of the change in control.

Compensation Tables
The number of PSUs that were determined to be eligible to vest will be treated as unvested RSUs, and if assumed or substituted for by the acquiring or surviving entity in accordance with the terms of the definitive agreements relating to the change in control will convert into RSUs (or other compensatory arrangements) of equal value to be settled in cash or shares by the acquiring or surviving entity (or an affiliate of such entity), as applicable. In the event of continued employment with the acquiring or surviving entity (or an affiliate of such entity), through the end of the original performance period, the RSUs (i.e., the converted PSUs) will become fully vested and will be settled within 30 days of the performance period end date. If the RSU awards (i.e., the converted PSU awards) are not appropriately assumed or substituted by the acquiring or surviving entity (or an affiliate thereof), then such RSU awards will fully vest in accordance with the terms of the 2005 Plan.
In the event that Mr. Howe is, or Mr. Jenson would have been, terminated without cause or resigns for good reason following the public announcement of a Board-approved agreement to effect a change in control but prior to the consummation of the change in control, upon the consummation of the change in control he would receive, in addition to any amounts they received for a without-cause or good-reason termination: (i) an amount equal to the value of all unvested equity that was forfeited upon termination, except PSUs, that would have vested on or prior to a termination without cause or for good reason following a change in control had he remained employed until the change in control using the value of the Company’s common stock implied by the change in control price of the stock, and (ii) an amount equal to the difference between what was actually paid with respect to PSUs and that which would have been paid had he remained employed through the date of the change in control. Additionally, Mr. Howe shall be entitled to a payment equal to 100% of his then current base salary and 100% of his average annual bonus for the two years preceding the fiscal year in which the termination occurred. These payments shall be made on the later of the expiration of the Delay Period applicable to the actual termination or contemporaneously with the change in control (or within 10 days thereafter).
Severance Policy. Under the Severance Policy, benefits are due if an eligible participant is terminated by the Company without cause or resigns for good reason (which includes a resignation following a demotion, reduction in salary, relocation, or material reduction in responsibilities, authority or duties, as set forth in the Severance Policy) within a two-year period following a change in control. Upon execution of a general release of claims against the Company which include one-year non-competition and non-solicitation restrictions, benefits paid would include: (i) 150% of the base salary, (ii) 150% of the average annual bonus for the two years preceding the fiscal year in which the termination occurs, (iii) a prorated bonus based on the actual fiscal year results for the fiscal year in which the termination occurs, and (iv) vesting of all equity award except for PSUs. Benefits under clauses (i) and (ii) and would be paid in a lump sum on the next regular payroll cycle following the expiration of the Delay Period; benefits under clause (iii) would be paid within 90 days after the end of the fiscal year in which the termination occurs, and benefits under clause (iv) would be processed within 30 days of the expiration of the Delay Period.
Regardless of whether an eligible participant is terminated, unless provided otherwise in the applicable grant documents, at the time of a change in control, the applicable performance period for PSUs will be truncated and that number of PSUs as determined by the degree of achievement of the performance objectives as of that time will be treated as unvested RSUs and if assumed or substituted by the acquiring or surviving entity will convert into RSUs of equal value to be settled in cash or shares by the acquiring or surviving entity. If the executive officer remains employed with the acquiring or surviving entity through the end of the applicable performance period, the PSU awards will become fully vested. Further, if within 24 months following a change in control, the executive officer’s employment is terminated without cause, he or she resigns for good reason, or he or she dies or becomes disabled, the PSU awards, to the extent unvested, will become fully vested.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   67

The following table shows the potential payments upon a hypothetical termination or change in control of the Company effective March 31, 2023 for all NEOs. Mr. Jenson’s employment terminated on April 14, 2023, after fiscal year end. The actual amount of compensation and benefits paid to Mr. Jenson as a result of the termination of his employment is described in the Compensation Discussion and Analysis under the heading “Individual Compensation Elements — Chief Financial Officer Transition” and, to the extent paid in fiscal 2023, reported in the Summary Compensation Table.
Name	Type	Voluntary Termination or Retirement	Termination without Cause, other than a Change in Control	Resignation for Good Reason, other than a Change in Control	Termination for Cause	Non- Renewal by the Company	Change in Control with no Termination3	Termination without Cause or Resignation for Good Reason following a Change in Control	Death or Disability
Scott E. Howe	Severance	—	$3,647,000	$3,647,000	—	$3,647,000	—	$5,470,500	—
	Cash Incentive Plan	—	$414,414	$414,414	—	$414,414	—	$414,414	$414,414
	Restricted Stock Units1	—	—	—	—	—	—	$3,257,943	$3,257,943
	Performance Stock Units2	—	$1,703,303	$1,703,303	—	$1,703,303	—	$5,062,716	$1,703,303
	Total	—	$5,764,717	$5,764,717	—	$5,764,717	—	$14,205,573	$5,375,660
Warren Jenson	Severance	—	$2,905,000	$2,905,000	—	$1,452,500	—	$2,905,000	—
	Cash Incentive Plan	—	$322,140	$322,140	—	$322,140	—	$322,140	$322,140
	Restricted Stock Units1	—	—	—	—	—	—	$2,136,771	$2,136,771
	Performance Stock Units2	—	$724,721	$724,721	—	$724,721	—	$2,376,357	$724,721
	Total	—	$3,951,861	$3,951,861	—	$2,499,361	—	$7,740,268	$3,183,632
Mohsin Hussain	Severance	—	$789,063	—	—	—	—	$1,183,594	—
	Cash Incentive Plan	—	$150,833	—	—	—	—	$150,833	—
	Restricted Stock Units1	—	—	—	—	—	—	$1,739,312	$1,739,312
	Performance Stock Units2	—	$291,592	—	—	—	—	$956,499	$291,592
	Total	—	$1,231,487	—	—	—	—	$4,030,237	$2,030,904
Jerry C. Jones	Severance	—	$865,000	—	—	—	—	$1,297,500	—
	Cash Incentive Plan	—	$157,931	—	—	—	—	$157,931	—
	Restricted Stock Units1	—	—	—	—	—	—	$752,988	$752,988
	Performance Stock Units2	—	$305,419	—	—	—	—	$846,323	$305,419
	Total	—	$1,328,350	—	—	—	—	$3,054,742	$1,058,408

1.
For this calculation, the RSU value was determined by multiplying the number of unvested RSUs by the closing price of our common stock on March 31, 2023 ($21.93).

2.
For this calculation, the PSUs’ value was determined by multiplying the closing price of our common stock on March 31, 2023 ($21.93) by the target number of PSUs eligible for acceleration that the respective executive officer held as of March 31, 2023. Note, however, that this amount may differ based on actual performance.

3.
In general, the Company’s equity plans permit, but do not require, accelerated vesting of equity awards in the event of a change in control, as determined in the discretion of the Board, provided that the equity plans do require accelerated vesting of equity awards that are not assumed or substituted by the successor corporation in the event of a change of control. The table assumes that no such acceleration will occur.

Compensation Tables
CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all our employees (other than our CEO) and the annual total compensation of our CEO:
For fiscal 2023:
•
the median of the annual total compensation of all employees of our company (other than our CEO) was $144,125;

•
the annual total compensation of our CEO was $6,256,075; and

•
the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 43 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.

We identified the employee with compensation at the median of the annual total compensation of all our employees using the following methodology.
1.
In determining our employee population, we considered the individuals, excluding our CEO, who were employed by us and our consolidated subsidiaries on March 31, 2023, whether employed on a full-time, part-time, seasonal or temporary basis (which consisted of 1,387 individuals on that date). We did not include any contractors or other non-employee workers in our employee population.

2.
As permitted by SEC rules, to identify our median employee, we selected “base pay,” which we calculated as annual base pay using a reasonable estimate of the hours worked during fiscal 2023 for hourly employees and using annual salary levels for our remaining employees for the 12-month period from April 1, 2022 through March 31, 2023.

3.
For this analysis, we annualized base pay for any employees who commenced work during fiscal 2023 and converted our international employees’ base pay to U.S. dollars using a standard conversion rate.

4.
Using this approach, we identified the individual at the median of our employee population, who was based in the United States. We then calculated the annual total compensation for this individual using the same methodology we used to calculate the amount reported for our CEO in the “Total” column of the Summary Compensation Table as set forth herein, which was $6,256,075.

Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. As explained by the SEC when it adopted these rules, the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow shareholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   69

Pay Versus Performance
The following table sets forth the compensation for our CEO and the average compensation for our other NEOs (the “Non-CEO NEOs”), both as reported in the Summary Compensation Table along with certain adjustments to reflect the “compensation actually paid” to such individuals, as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, for each of fiscal year 2023, 2022 and 2021. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning our pay-for-performance philosophy and how we align executive compensation with the performance of the Company, see the Compensation Discussion & Analysis section of this Proxy Statement.
					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for CEO (b)	Compensation Actually Paid to CEO1 (c)	Average Summary Compensation Table Total for Non-CEO NEOs (d)	Average Compensation Actually Paid to Non-CEO NEOs1 (e)	Total Shareholder Return2 (f)	Peer Group Total Shareholder Return3 (g)	Net Income (Loss) (millions)4 (h)	Revenue (millions)5 (i)
2023	$6,256,075	$433,031	$2,561,259	$346,019	$66.62	$77.30	$(119)	$596.6
2022	$8,457,367	$3,006,737	$3,711,603	$1,494,858	$113.58	$80.03	$(34)	$528.7
2021	$6,937,688	$12,014,504	$3,116,876	$7,171,357	$157.59	$123.04	$(90)	$443.0

1.
The dollar amounts reported in column (c) and (e) represent the amount of  “compensation actually paid” to Mr. Howe, our CEO, for all applicable years and the average of the “compensation actually paid” to our Non-CEO NEOs. The dollar amounts reported as “compensation actually paid” do not reflect the actual amount of compensation earned by or paid to our CEO or our Non-CEO NEOs during the applicable years, as explained in the ensuing tables. The Non-CEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for fiscal 2023, Warren C. Jenson, Mohsin Hussain and Jerry C. Jones; (ii) for fiscal 2022, Warren C. Jenson, Mohsin Hussain, Jerry C. Jones, Diego Panama, and David Pann; and (iii) for fiscal 2021, Warren C. Jenson, James F. Arra, Anneka R. Gupta and Jerry C. Jones. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

Fiscal Year	Reported Summary Compensation Table (SCT) Totali A	Reported Value of Equity Awardsii B	Equity Award Adjustmentsiii C	Compensation Actually Paid A-B+C
Company’s CEO
2023	$6,256,075	$5,133,361	$(689,683)	$433,031
2022	$8,457,367	$6,610,967	$1,160,337	$3,006,737
2021	$6,937,688	$5,102,588	$10,179,404	$12,014,504
Average of Non-CEO NEOs
2023	$2,561,259	$1,788,758	$(426,482)	$346,019
2022	$3,711,603	$2,795,555	$578,811	$1,494,858
2021	$3,116,876	$1,989,352	$6,043,832	$7,171,357

i.
Reflects the amounts (or the average amounts with regard to the Non-CEO NEOs) represented in the “Total” column of the Summary Compensation Table for the applicable years.

ii.
Reflects the grant date fair value of equity awards granted to the CEO (or the average amounts with regard to the Non-CEO NEOs) as reported in the “Stock Awards” column in the Summary Compensation Table for the covered years.

Compensation Tables
iii.
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) as set forth in the chart below:

Fiscal Year	Plus Year End Fair Value of Outstanding Unvested Stock Awards Granted in the Year	Year over Year Change (Positive or Negative) in Fair Value at Year End of Outstanding and Unvested Stock Awards Granted in Prior Years	Year over Year Change (Positive or Negative) in Fair Value of Stock Awards Granted in Prior Years that Vested in the Year	Less Year End Fair Value of Awards Granted in Prior Years that Failed to Meet the Applicable Vesting Conditions in the Year	Total Equity Award Adjustments
Company’s CEO
2023	$4,682,070	$(3,424,092)	$(1,947,661)	$0	$(689,683)
2022	$5,086,930	$(3,625,853)	$(300,739)	$0	$1,160,337
2021	$6,768,143	$(1,488,082)	$4,899,343	$0	$10,179,404
Average of Non-CEO NEOs
2023	$1,652,906	$(1,113,035)	$(966,353)	$0	$(426,482)
2022	$1,490,618	$(867,480)	$(44,328)	$0	$578,811
2021	$2,651,611	$1,200,836	$2,191,385	$0	$6,043,832

2.
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the price of our common stock at the end and the beginning of the measurement period by the price of our common stock at the beginning of the measurement period.

3.
The peer group used for this purpose is the S&P 400 IT Consulting and Other Services Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Reports on Form 10-K for the years ended March 31, 2023, March 31, 2022 and March 31, 2021.

4.
The dollar amounts reported represent the amount of net income (loss) reflected in our audited consolidated financial statements for the applicable year.

5.
Revenue as reported under GAAP.

Financial Performance Measures
As described in greater detail in the Compensation Discussion and Analysis, our executive compensation program reflects a variable pay-for-performance philosophy with a substantial portion of our NEOs’ annual target total direct compensation “at-risk” and/or subject to performance-based vesting requirements. The metrics that we use for both our short and long-term compensation programs are selected based on the objective of ensuring our NEOs’ interests are aligned with those of our shareholders  and to motivate and reward individual initiative and effort. The most important financial performance measures used by us to link executive compensation actually paid to the NEOs, for the most recently completed fiscal year, to our performance are set forth below. These measures are utilized in our annual cash and long-term equity incentive compensation programs.
•
Revenue

•
Non-GAAP EBIT

•
Rule of 40 (Average 3-year revenue growth percentage + Average 3-year EBITDA margin)

•
Relative TSR compared to the Russell 2000 Index

The graphs and narratives on the following pages reflect the relationship between (i) the compensation actually paid to our CEO and the average compensation actually paid to our Non-CEO NEOs and (ii) each of the financial performance measures included within the Pay Versus Performance table above.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   71

Compensation Actually Paid vs. Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The following graph compares the amount of compensation actually paid to our CEO and the average compensation actually paid to our Non-CEO NEOs with our cumulative TSR and the TSR of our peer group over the three years presented in the table.

Compensation Actually Paid vs.
Company TSR and Peer Group TSR
Compensation Actually Paid
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
TSR
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
2021
2022
2023
Avg NEO
CEO
Company TSR
Peer Group TSR

Compensation Actually Paid vs. Revenue
The following graph compares the amount of compensation actually paid to our CEO and the average compensation actually paid to our Non-CEO NEOs with revenue. While the Company uses several financial performance measures to evaluate performance for purposes of its executive compensation program, the Company has determined that revenue is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the NEOs for the most recently completed fiscal year to Company performance. Revenue is a key driver of both (i) annual cash incentive plan, which, for fiscal 2023, utilized revenue adjusted to reflect the impact, if any, of acquisitions and divestitures during the year as one of the two corporate performance measures (weighted 60%) and (ii) our long-term equity incentive compensation program in our fiscal 2023 Rule of 40 PSUs (average 3-year revenue growth percentage). Note, however, that because a significant portion of compensation actually paid is comprised of equity awards, which have multi-year vesting periods, compensation actually paid is heavily impacted by fluctuations in stock price year-over-year, as compared to revenue.

Compensation Tables
Compensation Actually Paid vs. Net Income (Loss)
The following graph compares the amount of compensation actually paid to our CEO and the average compensation paid to our Non-CEO NEOs to our net income (loss) over the three years presented in the table.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   73

Non-Employee Director Compensation

The Governance/Nominating Committee of the Board reviews and makes a recommendation to the full Board regarding the compensation to be paid to the non-employee directors each year. In the past fiscal year, the base annual retainer for each non-employee director, except for the Non-Executive Chairman of the Board, was $220,000, of which $160,000 was payable in Company common stock and $60,000 was payable in stock or cash at the election of each director. The base annual retainer for the Non-Executive Chairman of the Board during the past fiscal year was $290,000, of which $200,000 was payable in Company common stock and $90,000 was payable in stock or cash at the Chairman’s election. An additional $10,000 per committee was payable to each non-employee director for his or her service on the Audit/Finance, Compensation and Governance/Nominating Committees, payable in stock or cash at the election of each director. No additional compensation was paid for service on the Executive Committee. The chairs of the Audit/Finance, Compensation and Governance/Nominating Committees were paid an additional $20,000, $20,000, and $10,000, respectively, as compensation for their additional responsibilities as chairs, payable in stock or cash at each chair’s election.
Director fees are paid in arrears on a quarterly basis. The Company reimburses its outside directors for travel and other expenses directly incurred by them in connection with their service to the Company. The Company maintains a deferred compensation plan under which the directors may elect to defer receipt of their equity (but not cash) fees.
The following table shows the compensation awarded in fiscal year 2023 to the Company’s non-employee directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
John L. Battelle	60,000	170,000	230,000
Timothy R. Cadogan	60,000	200,000	260,000
Vivian Chow	90,000	160,000	250,000
Richard P. Fox1	40,000	80,000	120,000
Clark M. Kokich	105,000	200,000	305,000
Brian O’Kelley2	0	0	0
Kamakshi Sivaramakrishnan3	80,000	120,000	200,000
Omar Tawakol	65,000	165,000	230,000
Debora B. Tomlin	80,000	160,000	240,000

1.
Mr. Fox’s term ended on the date of the 2022 annual meeting of shareholders. The amounts above represent his fees for his service during the first half of fiscal 2023.

2.
Mr. O’Kelley was appointed to the Board on February 10, 2023, but since board fees are paid quarterly in arrears, he did not receive any compensation in fiscal 2023, which ended on March 31, 2023.

3.
Ms. Sivaramakrishnan resigned from the Board effective January 27, 2023.

Board of Directors’ Stock Ownership Guidelines
The following guidelines have been adopted by the Board with respect to stock ownership:
To further align the interests of non-employee directors with the interests of the Company’s shareholders, each non-employee director is expected to acquire and retain shares of the Company’s common stock having a value equal to at least three times the total value of the non-employee director’s annual stock and cash retainer. Non-employee directors shall have five years from the date of election or appointment to attain such ownership levels. The Governance/Nominating Committee in its discretion may extend the period of time for attainment of such ownership levels in appropriate circumstances.
For purposes of these guidelines, a non-employee director’s stock ownership shall include all shares of the Company’s common stock owned outright by the director and by his or her immediate family members (spouse and dependent children) and any shares held in trust for the benefit of the director and/or his or her immediate family members, plus any stock held for the benefit of the director in a deferred compensation plan. The value of stock to be acquired by the

Non-Executive Chairman of the Board need not be more than that of the other directors. The value of a share shall be measured as the greater of the then current market price or the closing price of a share of the Company’s common stock on the director’s acquisition date. In the event the non-employee directors’ annual retainer increases, they have one year from the date of the increase to acquire any additional shares needed to meet these guidelines. All current directors own stock in the Company, and each director who has served on the Board for five or more years has met or exceeded the ownership requirements.
Related-Party Transactions

The Audit/Finance Committee of the Board has the responsibility of reviewing and approving any transaction required to be disclosed as a related-party transaction under SEC rules and regulations. As provided in that committee’s charter, no related-party transaction will be approved unless it is deemed by the committee to be commercially reasonable and in the best interests of, or not inconsistent with the best interests of, the Company. Since the beginning of the Company’s past fiscal year, there were no reportable related-party transactions, and none are currently anticipated.
Shareholder Proposals

It is currently anticipated that the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) will be held on August 13, 2024. Shareholders who intend to present proposals at the 2024 Annual Meeting and who wish to have those proposals included in LiveRamp’s proxy statement for the 2024 Annual Meeting must ensure that those proposals are received by the Company’s Corporate Secretary at 301 Main Street, 2nd Floor, Little Rock AR 72201 on or before March 2, 2024. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2024 Annual Meeting.
Under LiveRamp’s bylaws, shareholders who intend to submit a proposal regarding a director nomination or other matter of business at the 2024 Annual Meeting, and who do not intend to have such proposal included in the Company’s proxy statement and form of proxy relating to the 2024 Annual Meeting pursuant to SEC regulations, must ensure that notice of any such proposal (including certain additional information specified in LiveRamp’s bylaws) is received by the Company’s Corporate Secretary at the address specified above no earlier than May 17, 2024 and no later than June 16, 2024, to be considered timely. Such proposals, and the additional information specified by the bylaws, must be submitted within this time period in order to be considered at the 2024 Annual Meeting.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 16, 2024.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   75

Expenses of Solicitation

LiveRamp will bear the expense of preparing and mailing the Proxy Statement and related materials. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward the solicitation materials to our shareholders, and we will provide reimbursement for reasonable out-of-pocket expenses incurred by these third parties. We have retained Alliance Advisors, LLC to assist in the solicitation of proxies and provide related informational support, for a services fee, plus customary disbursements, which are not expected to exceed $35,000.
Householding of Proxy Materials

If you and other LiveRamp shareholders share a mailing address, you may have received a single copy of LiveRamp’s notice of Internet availability of proxy materials and, if applicable, this Proxy Statement and the annual report. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless the Company has received contrary instructions from you or the other shareholders sharing your address that you did not want to participate in householding, you are deemed to have consented to it. Each shareholder will continue to receive a separate proxy card or voting instruction form. If you would like to receive an extra copy of the annual report or this Proxy Statement, we will send a copy to you by mail upon request to the Corporate Secretary, 301 Main Street, 2nd Floor, Little Rock, AR 72201. Each document is also available in digital form for download or review in the “Investors  —  Financial Information  —  Annual Reports & Proxies” section of our website at www.LiveRamp.com or at www.proxyvote.com.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials, or if your household is currently receiving multiple copies of the proxy materials and you would like in the future to receive only a single set of proxy materials at your address, you may be able to do so by contacting the Broadridge Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095, and providing your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. If this option is not available to you, please contact your custodian bank or broker directly. The revocation of a consent to householding will be effective 30 days following its receipt. You may also have an opportunity to opt in or opt out of householding by following the instructions on your voting instruction form or by contacting your bank or broker.

Other Matters

The Board does not intend to present any items of business other than those listed in the Notice of Annual Meeting of Shareholders above. If other matters are properly brought before the meeting, the persons acting as proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy. The materials referred to in this Proxy Statement under the captions “Compensation Committee Report” and “Audit/Finance Committee Report” shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by any general statement of incorporation by reference in any filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
By Order of the Board of Directors
Jerry C. Jones
Executive Vice President, Chief Ethics and
Legal Officer and Secretary
June 30, 2023
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   77

Appendix A

AMENDED AND RESTATED
2005 EQUITY COMPENSATION PLAN
OF
LIVERAMP HOLDINGS, INC.
1. Establishment and Purpose.
This Amended and Restated 2005 Equity Compensation Plan of LiveRamp Holdings, Inc. (the “Plan”) was originally established under the name of the 2000 Associate Stock Option Plan of Acxiom Corporation, the predecessor of LiveRamp Holdings, Inc. (“Company”). The Plan has been amended from time to time and hereby is amended and restated as set forth herein, effective May 17, 2023, for awards issued on or after that date. The purpose of the Plan is to further the growth and development of the Company and any of its present or future Subsidiaries and Affiliated Companies (as defined below) by allowing certain Associates (as defined below) to acquire or increase equity ownership in the Company, thereby offering such Associates a proprietary interest in the Company’s business and a more direct stake in its continuing welfare, and aligning their interests with those of the Company’s shareholders. The Plan is also intended to assist the Company in attracting and retaining talented Associates, who are vital to the continued development and success of the Company.
2. Definitions.
The following capitalized terms, when used in the Plan, have the following meanings:
(a) “Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.
(b) “Affiliated Company” means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company or any of its Subsidiaries has an ownership interest.
(c) “Associate” means any employee, officer (whether or not also a director), director, affiliate, independent contractor or consultant of the Company, a Subsidiary or an Affiliated Company who renders those types of services which tend to contribute to the success of the Company, its Subsidiaries or its Affiliated Companies, or which may reasonably be anticipated to contribute to the future success of the Company, its Subsidiaries or its Affiliated Companies.
(d) “Award” means the grant, pursuant to the Plan, of any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Awards, Performance Share, Performance Unit, Qualified Performance-Based Award, or Other Stock Unit Award. The terms and conditions applicable to an Award shall be set forth in applicable Grant Documents.
(e) “Award Agreement” means any written or electronic agreement, contract, or other document or instrument evidencing any Award granted by the Committee or the Board hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.
(f) “Board” means the Board of Directors of the Company.
(g) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.
(h) “Common Stock” means the common stock, par value $.10 per share, of the Company or any security into which such common stock may be changed by reason of any transaction or event of the type described in Section 16 of the Plan.
(i) “Committee” means the Compensation Committee of the Board (as well as any successor to the Compensation Committee and any Company officers to whom authority has been lawfully delegated by the Compensation Committee). All of the members of the Committee, which may not be less than two, are intended at all times to qualify as “outside directors” within the meaning of Section 162(m) of the Code and “Non-Employee Directors” within the meaning of Rule 16b-3, and each of whom is “independent” as set forth in the applicable rules and

Appendix A
regulations of the Securities and Exchange Commission and/or Nasdaq or any stock exchange upon which the Shares may be listed in the future; provided, however, that the failure of a member of such Committee to so qualify shall not be deemed to invalidate any Award granted by such Committee.
(j) “Covered Associate” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.
(k) “Date of Grant” means the date specified by the Committee or the Board, as applicable, on which a grant of an Award will become effective.
(l) “Exercise Period” means the period during which an Option shall vest and become exercisable by a Participant (or his or her representatives or transferees) as specified in Section 6(c) below.
(m) “Exercise Price” means the purchase price per share payable upon exercise of an Option.
(n) “Fair Market Value” means, as of any applicable determination date or for any applicable determination period, the closing price of the Company’s Common Stock as reported by Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading).
(o) “Grant Documents” means any written or electronic Award Agreement, memorandum, notice, and/or other document or instrument evidencing the terms and conditions of the grant of an Award by the Committee or the Board under the Plan, which may, but need not, be executed or acknowledged by both the Company and the Participant.
(p) “Incentive Stock Option” means an Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(q) “Legal Requirements” means any laws, or any rules or regulations issued or promulgated by the Internal Revenue Service (including Section 422 of the Code), the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., Nasdaq (or any other stock exchange upon which the Common Stock may be listed for trading), or any other governmental or quasi-governmental agency having jurisdiction over the Company, the Common Stock or the Plan.
(r) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s) “Option” means an option granted to a Participant pursuant to the Plan to acquire a certain number of Shares at such price(s) and during such period(s) and under such other terms and conditions as the Committee or Board shall determine from time to time.
(t) “Other Stock Unit Award” means any right granted to a Participant by the Committee or Board pursuant to Section 10 hereof.
(u) “Participant” means an Associate who is selected by the Committee or the Board to receive an Award under the Plan.
(v) “Performance Award” means any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.
(w) “Performance Goals” means the pre-established objective performance goals established by the Committee for each Performance Period. The Performance Goals may be based upon the performance of the Company (or a division, organization or other business unit thereof), a Subsidiary, an Affiliated Company, or of an individual Participant, using one or more of the Performance Measures selected by the Committee in its discretion. Performance Goals may be set at a specific level, or may be expressed as a relative percentage to the comparable measure at comparison companies or a defined index. Performance Goals shall, to the extent applicable, be based upon generally accepted accounting principles, but shall be adjusted by the Committee to take into account the effect of the following: changes in accounting standards that may be required by the Financial Accounting Standards Board after the Performance Goal is established; realized investment gains and losses; extraordinary, unusual, non-recurring, or infrequent items; “non-GAAP financial measures” that have been included in the Company’s quarterly earnings releases and disclosed to investors in accordance with SEC regulations; and other items as the Committee determines to be required so that the operating results of the Company (or a division, organization or other business unit thereof), a Subsidiary or an Affiliated Company shall be computed on a
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   79

comparative basis from Performance Period to Performance Period. Determinations made by the Committee shall be based on relevant objective information and/or financial data, and shall be final and conclusive with respect to all affected parties.
(x) “Performance Measures” means one or more of the following criteria, on which Performance Goals may be based: (a) earnings (either in the aggregate or on a per-Share basis, reflecting dilution of Shares as the Committee deems appropriate and, if the Committee so determines, net of or including dividends) before or after interest and taxes (“EBIT”) or before or after interest, taxes, depreciation, and amortization (“EBITDA”); (b) gross or net revenue or changes in annual revenues; (c) cash flow(s) (including operating, free or net cash flows); (d) financial return ratios; (e) total shareholder return, shareholder return based on growth measures or the attainment by the Shares of a specified value for a specified period of time, (f) Share price, or Share price appreciation; (g) earnings growth or growth in earnings per Share; (h) return measures, including return or net return on assets, net assets, equity, capital, investment, or gross sales; (i) adjusted pre-tax margin; (j) pre-tax profits; (k) operating margins; (l) operating profits; (m) operating expenses; (n) dividends; (o) net income or net operating income; (p) growth in operating earnings or growth in earnings per Share; (q) value of assets; (r) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (s) aggregate product price and other product measures; (t) expense or cost levels, in each case, where applicable, determined either on a company-wide basis or in respect of any one or more specified divisions; (u) reduction of losses, loss ratios or expense ratios; (v) reduction in fixed costs; (w) operating cost management; (x) cost of capital; (y) debt reduction; (z) productivity improvements; (aa) satisfaction of specified business expansion goals or goals relating to acquisitions or divestitures; (bb) customer satisfaction based on specified objective goals or a Company-sponsored customer survey; or (cc) Associate diversity goals.
Performance Measures may be applied on a pre-tax or post-tax basis, and may be based upon the performance of the Company (or a division, organization or other business unit thereof), a Subsidiary, an Affiliated Company, or of an individual Participant. The Committee may, at time of grant, in the case of an Award intended to be a Qualified Performance-Based Award, and in the case of other grants, at any time, provide that the Performance Goals for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, and any unusual nonrecurring gain or loss.
(y) “Performance Period” means that period established by the Committee or the Board at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee or the Board with respect to such Award are to be measured.
(z) “Performance Share” means any grant pursuant to Section 9 hereof of a right to receive the value of a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.
(aa) “Performance Unit” means any grant pursuant to Section 9 hereof of a right to receive the value of property other than a Share, or a portion or multiple thereof, which value may be paid to the Participant by delivery of such property as the Committee or Board shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee or the Board shall establish at the time of such grant or thereafter.
(bb) “Qualified Performance-Based Award” means an Award to a Covered Associate who is a salaried employee of the Company or to an Associate that the Committee determines may be a Covered Associate at the time the Company would be entitled to a deduction for such Award, which Award is intended to provide “qualified performance-based compensation” within the meaning of Code Section 162(m).
(cc) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee or the Board, in their sole discretion, may impose (including, without limitation, any forfeiture condition or any restriction on the right to vote such Share, and the right to receive any cash dividends on unvested shares), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee or the Board may deem appropriate.

Appendix A
(dd) “Restricted Stock Award” means an award of Restricted Stock or Restricted Stock Units under Section 8 hereof.
(ee) “Restricted Stock Unit” means a right awarded to a Participant that, subject to Section 8(c), may result in the Participant’s ownership of Shares upon, but not before, the lapse of restrictions related thereto.
(ff) “Restriction Period” means the period of time specified by the Committee or Board pursuant to Sections 8 and 10 below.
(gg) “Rule 16b-3” means Rule 16b-3 under Section 16 of the Act, as such Rule may be in effect from time to time.
(hh) “Shares” means the shares of Common Stock of the Company, $.10 par value, as may be adjusted in accordance with Section 16 of the Plan.
(ii) “Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 of the Plan, to surrender to the Company all (or a portion) of such right and, if applicable, a related Option, and receive cash or shares of Common Stock in accordance with the provisions of Section 7.
(jj) “Strike Price” shall have the meaning set forth for such term in Section 7(b) of the Plan.
(kk) “Subsidiary” means any corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity in which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power or equity interests represented by all classes of stock, membership or other interests issued by such corporation, limited liability company, partnership, limited liability partnership, joint venture or other entity.
(ll) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or with which the Company combines.
(mm) “UK Addendum” means the addendum set forth on Schedule A.
3. Administration.
The Plan shall be administered by the Committee and the Board. Except as otherwise provided herein, each of the Committee or the Board has the full authority and discretion to administer the Plan, and to take any action that is necessary or advisable in connection with the administration of the Plan including, without limitation, the authority and discretion to:
(a) select the Associates eligible to become Participants under the Plan;
(b) determine whether and to what extent Awards are to be granted;
(c) determine the number of Shares to be covered by each grant;
(d) determine the terms and conditions, not inconsistent with the terms of the Plan, of any grant hereunder (including, but not limited to, the term of the Award, the Exercise Price or Strike Price and any restriction, limitation, procedure, or deferral related thereto, provisions relating to the effect upon the Award of a Participant’s cessation of employment, acceleration of vesting, forfeiture provisions regarding an Award and/or the profits received by any Participant from receiving an Award of exercising an Option or Stock Appreciation Right, and any other terms and conditions regarding any Award, based in each case upon such guidelines and factors as the Committee or Board shall determine from time to time in their sole discretion);
(e) determine whether, to what extent and under what circumstances grants under the Plan are to be made and operate, whether on a tandem basis or otherwise, with other grants or awards (whether equity or cash based) made by the Company under or outside of the Plan; and
(f) delegate to one or more officers of the Company the right to grant Awards under the Plan, provided that such delegation is made in accordance with the provisions of applicable state and federal laws.
Each of the Committee and the Board shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   81

Plan and any Award granted under thereunder (and any Grant Documents relating thereto); and to otherwise supervise the administration of the Plan.
Each of the Committee and the Board shall also have the authority to provide, in their discretion, for the rescission, forfeiture, cancellation or other restriction of any Award granted under the Plan, or for the forfeiture, rescission or repayment to the Company by a Participant or former Participant of any profits or gains related to any Award granted hereunder, or other limitations, upon the occurrence of such prescribed events and under such circumstances as the Committee or the Board shall deem necessary and reasonable for the benefit of the Company; provided, however, that this provision shall have no application after a Change in Control Event (as defined below in Section 11) has occurred.
All decisions made by the Committee and the Board pursuant to the provisions of the Plan shall be made in the Committee’s or Board’s sole discretion and shall be final and binding on all persons including the Company and any Participant. No member of the Committee or Board will be liable for any such action taken or omitted to be taken or determination made in good faith.
Notwithstanding any provision of the Plan to the contrary, the Committee shall have the exclusive authority and discretion to award, administer or otherwise take any action required or permitted to be taken with respect to Qualified Performance-Based Awards or under any provisions of the Plan with respect to Awards that are intended to comply with the requirements of Section 162(m) of the Code.
4. Shares Subject to the Plan.
(a) The total number of Shares (“Total Shares”) which may be issued pursuant to the Plan shall not exceed 42,375,000 Shares; provided, that the Total Shares shall be increased to 46,375,000 Shares, subject to the approval of the Company’s shareholders within one year of May 17, 2023. Such Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, as determined in the discretion of the Committee or the Board. Notwithstanding anything to the contrary in this Section 4, in no event will more than the Total Shares be cumulatively available for Awards of Incentive Stock Options under the Plan.
(b) If any Award made under the Plan is forfeited, any Option (and the related Stock Appreciation Right, if any), or any Stock Appreciation Right not related to an Option terminates, expires or lapses without being exercised, or any Stock Appreciation Right is exercised for cash, the Shares subject to such Awards that are, as a result, not delivered to the Participant shall again be available for delivery in connection with Awards. If a Stock Appreciation Right is exercised, the total number of Shares against which the Stock Appreciation Right was measured, not merely the number of Shares issued, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. If the Exercise Price of any Option is satisfied by delivering Shares to the Company (by either actual delivery or by attestation), the total number of Shares exercised, not merely the number of Shares delivered or attested to, shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery pursuant to Awards under the Plan. To the extent any Shares subject to an Award are not delivered to a Participant because such Shares are used to satisfy an applicable tax withholding obligation, such Shares that are not delivered shall be deemed delivered and shall not thereafter be available for delivery in connection with Awards.
(c) Shares available for issuance or reissuance under the Plan will be subject to adjustment as provided in Section 16 below.
5. Eligible Participants.
All Associates shall be eligible to receive Awards and thereby become Participants in the Plan, regardless of such Associate’s prior participation in the Plan or any other benefit plan of the Company, provided that (1) only Associates who are employees of the Company or a Subsidiary may receive Incentive Stock Options; and (2) for any Performance Period for which Awards are intended to be Qualified Performance-Based Awards to eligible classes of Associates as set forth in Section 14, the Committee shall designate the Associates eligible to be granted Awards no later than the 90th day after the start of the fiscal year (or in the case of a Performance Period based upon a time period other than a fiscal year, no later than the date on which 25% of the Performance Period has elapsed). No executive officer named in the Summary Compensation Table of the Company’s then current Proxy Statement shall be eligible to receive in excess of 400,000 Options or Stock Appreciation Rights in any one-year period.

Appendix A
6. Options.
(a) Grant of Options. The Committee, the Board or their authorized designees may from time to time authorize grants of Options to any Participant upon such terms and conditions as the Committee or Board may determine in accordance with the provisions set forth in the Plan. Each grant will specify, among other things, the number of Shares to which it pertains; the Exercise Price; the form of payment to be made by the Participant for the Shares purchased upon exercise of any Option; the required period or periods (if any) of continuous service by the Participant with the Company, a Subsidiary or an Affiliated Company and/or any other conditions to be satisfied before the Options or installments thereof will vest and become exercisable. Options granted under the Plan may be either Non-Qualified Options or Incentive Stock Options.
Notwithstanding any provision of the Plan to the contrary, the aggregate Fair Market Value (as determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed the maximum amount specified by Section 422 of the Code, as amended from time to time (currently $100,000).
Each Option granted under this Plan will be evidenced by Grant Documents delivered to the Participant containing such further terms and provisions, not inconsistent with the Plan, as the Committee or Board may approve in their discretion.
(b) Exercise Price.
(i) The Exercise Price for each share of Common Stock purchasable under any Option shall be not less than 100% of the Fair Market Value per share on the Date of Grant as the Committee or Board shall specify. All such Exercise Prices shall be subject to adjustment as provided for in Section 16 hereof.
(ii) If any Participant to whom an Incentive Stock Option is to be granted under the Plan is on the Date of Grant the owner of stock (as determined under Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any one of its Subsidiaries or Affiliated Companies, then the Exercise Price per share of Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one Share on the Date of Grant.
(c) Exercise Period. Subject to Section 11 hereof, the period during which an Option shall vest and become exercisable by a Participant (or his or her representative(s) or transferee(s)) whether during or after employment or following death, retirement or disability (the “Exercise Period”) shall be such period of time as may be designated by the Committee or the Board as set forth in the Committee’s or Board’s applicable rules, guidelines and practices governing the Plan and/or in the Grant Documents executed in connection with such Option. If the Committee or Board provides, in their sole discretion, that any Option is exercisable only in installments, the Committee or Board may waive or accelerate such installment exercise provisions at any time at or after grant in whole or in part, based upon such factors as the Committee or Board shall determine, in their sole discretion.
The maximum duration of any Incentive Stock Option granted under the Plan shall be ten (10) years from the Date of Grant (and no such Incentive Stock Option shall be exercisable after the expiration of such (10) year period), unless the Incentive Stock Option is granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company, in which case the term may not exceed five (5) years from the Date of Grant. The duration of Non-Qualified Stock Options shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed ten years.
(d) Exercise of Option. Subject to Section 11 hereof, an Option may be exercised by a Participant at any time and from time to time during the Exercise Period by giving written notice of such exercise to the Company specifying the number of shares of Common Stock to be purchased by the Participant. Such notice shall be accompanied by payment of the Exercise Price in accordance with subsection (e) below.
(e) Payment for Shares. Full payment of the Exercise Price for the Shares purchased upon exercise of an Option, together with the amount of any tax or excise due in respect of the sale and issue thereof, may be made in one of the following forms of payment:
(i) Cash, by check or electronic funds transfer;
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   83

(ii) Pursuant to procedures approved by the Company, through the sale (or margin) of Shares acquired upon exercise of the Option through a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale (or if applicable margin loan) proceeds sufficient to pay for the Exercise Price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise;
(iii) By delivering previously-owned shares of Common Stock owned by the Participant for a period of at least six months having a Fair Market Value on the date upon which the Participant exercises his or her Option equal to the Exercise Price, or by delivering a combination of cash and shares of Common Stock equal to the aggregate Exercise Price;
(iv) By authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option having an aggregate Fair Market Value on the date upon which the Participant exercises his or her Option equal to the aggregate Exercise Price; or
(v) By any combination of the foregoing.
Provided, however, that the payment methods described in clause (iv) immediately above shall not be available to a Participant without the prior consent of either the Committee or its authorized designee(s), or if at any time the Company is prohibited from purchasing or acquiring Shares under applicable Legal Requirements. The Committee or the Board may permit a Participant to exercise an Option and defer the issuance of any Shares, subject to such rules and procedures as the Committee or Board may establish.
The Company will issue no certificates for Shares until full payment of the Exercise Price has been made, and a Participant shall have none of the rights of a shareholder until certificates for the Shares purchased are issued; provided however, that for purposes of this Section 6, full payment shall be deemed to have been received by the Company upon evidence of delivery to a broker-dealer of the irrevocable instructions contemplated by clause (ii) immediately above.
No dividends, dividend equivalents or other similar payments shall be payable in respect of an unvested Option.
(f) Withholding Taxes. The Company may require a Participant exercising a Non-Qualified Stock Option or Stock Appreciation Right granted hereunder to reimburse the Company (or the entity which employs the Participant) for taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance of the Shares. Such withholding requirements may be satisfied by any one of the following methods:
(i) A Participant may deliver cash in an amount which would satisfy the withholding requirement;
(ii) A Participant may deliver previously-owned Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) in an amount which would satisfy the withholding requirement; or
(iii) With the prior consent of either the Committee or the Board, or its authorized designees, a Participant may request that the Company (or the entity which employs the Participant) withhold from the number of Shares otherwise issuable to the Participant upon exercise of an Option such number of Shares (based upon the Fair Market Value of the Common Stock on the date of exercise) as is necessary to satisfy the withholding requirement.
(g) Conditions to Exercise of Options. The Committee or the Board may, in their discretion, require as conditions to the exercise of Options or Stock Appreciation Rights and the issuance of shares thereunder either (a) that a registration statement under the Securities Act of 1933, as amended, with respect to the Options or Stock Appreciation Rights and the shares to be issued upon the exercise thereof, containing such current information as is required by the Rules and Regulations under said Act, shall have become, and continue to be, effective; or (b) that the Participant or his or her transferee(s) (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, both that he or she is acquiring the Option or Stock Appreciation Right and, at the time of exercising the Option or Stock Appreciation Right, that he or she is acquiring the shares for his/her own account, for investment and not with a view to or in connection with any distribution; (ii) shall have agreed to restrictions on transfer, in form and substance satisfactory to the Company; and (iii) shall have agreed

Appendix A
to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions both on the option and on the certificate representing the shares.
(h) Use of Proceeds. Proceeds realized from the sale of Common Stock pursuant to Options granted hereunder shall constitute general funds of the Company.
(i) Minimum Vesting Period. The minimum vesting period applicable to any Option shall be one (1) year from the date of grant.
7. Stock Appreciation Rights.
(a) When granted, Stock Appreciation Rights may, but need not be, identified with a specific Option (including any Option granted on or before the Date of Grant of the Stock Appreciation Rights) in a number equal to or different from the number of Stock Appreciation Rights so granted. If Stock Appreciation Rights are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Grant Documents, the Participant’s associated Stock Appreciation Rights shall terminate upon the expiration, termination, forfeiture or cancellation of such Option or the exercise of such Option.
(b) The Strike Price of any Stock Appreciation Right shall (i) for any Stock Appreciation Right that is identified with an Option, equal the Exercise Price of such Option, or (ii) for any other Stock Appreciation Right, be not less than 100% of the Fair Market Value of a Share of Common Stock on the Date of Grant as the Committee or Board shall specify. The duration of any Stock Appreciation Right shall be for such period as determined by the Committee or Board in its sole discretion, not to exceed ten years.
(c) Subject to Section 11 hereof, (i) each Stock Appreciation Right which is identified with any Option grant shall vest and become exercisable by a Participant as and to the extent, including the minimum vesting period provided in Section 6(i), that the related Option with respect to which such Stock Appreciation Right is identified may be exercised; and (ii) each other Stock Appreciation Right shall vest and become exercisable by a Participant, whether during or after employment or following death, retirement or disability, at such time or times as may be designated by the Committee or Board as set forth in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents executed in connection with such Stock Appreciation Right; provided, however, that the minimum vesting period applicable to any such other Stock Appreciation Right shall be one (1) year from the date of grant.
(d) Subject to Section 11 hereof, Stock Appreciation Rights may be exercised by a Participant by delivery to the Company of written notice of intent to exercise a specific number of Stock Appreciation Rights. Unless otherwise provided in the applicable Grant Documents, the exercise of Stock Appreciation Rights which are identified with Shares of Common Stock subject to an Option shall result in the cancellation or forfeiture of such Option to the extent of the exercise of such Stock Appreciation Right.
(e) The benefit to the Participant for each Stock Appreciation Right exercised shall be equal to (i) the Fair Market Value of a Share of Common Stock on the date of exercise, minus (ii) the Strike Price of such Stock Appreciation Right. Such benefit shall be payable in cash, except that the Committee or Board may provide in the applicable rules, guidelines and practices governing the Plan and/or the Grant Documents that benefits may be paid wholly or partly in Shares of Common Stock. No dividends, dividend equivalents or other similar payments shall be payable in respect of an unvested Stock Appreciation Right.
8. Restricted Stock Awards.
(a) Issuance. A Restricted Stock Award shall be subject to restrictions imposed by the Committee or the Board during a period of time specified by the Committee or Board (the “Restriction Period”). Restricted Stock Awards may be issued hereunder to Participants for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   85

(b) Restricted Stock.
(i) The Company may grant Restricted Stock to those Associates the Committee or the Board may select in their sole discretion. Each Award of Restricted Stock shall have those terms and conditions that are expressly set forth in or are required by the Plan and the Grant Documents as the Committee or the Board may determine in their discretion.
(ii) While any restriction applies to any Participant’s Restricted Stock, (a) the Participant shall receive the proceeds of the Restricted Stock in any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, which proceeds shall automatically and without need for any other action become Restricted Stock and be subject to all restrictions then existing as to the Participant’s Restricted Stock; (b) the Participant shall be entitled to vote the Restricted Stock during the Restriction Period; and (c) no dividends, dividend equivalents or other similar payments shall be payable in respect of such Restricted Stock.
(iii) The Restricted Stock will be delivered to the Participant subject to the understanding that while any restriction applies to the Restricted Stock, the Participant shall not have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any shares of Restricted Stock or any interest therein. As a result of the retention of rights in the Restricted Stock by the Company, except as required by any applicable law, neither any shares of the Restricted Stock nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law. Any action attempting to effect any transaction of that type shall be void.
(iv) Unless other provisions are specified in the Grant Documents or Plan guidelines which may be adopted by the Committee or the Board from time to time, any Restricted Stock held by the Participant at the time the Participant ceases to be an Associate for any reason shall be forfeited by the Participant to the Company and automatically re-conveyed to the Company.
(v) The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Restricted Stock.
(vi) The making of an Award of Restricted Stock and delivery of any Restricted Stock is subject to compliance by the Company with all applicable Legal Requirements. The Company need not issue or transfer Restricted Stock pursuant to the Plan unless the Company’s legal counsel has approved all legal matters in connection with the delivery of the Restricted Stock.
(vii) The Restricted Stock will be book-entry Shares only unless the Committee or the Board decides to issue certificates to evidence any shares of Restricted Stock. The Company may place stop-transfer instructions with respect to all Restricted Stock on its stock transfer records.
(viii) At the time of grant of Restricted Stock (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant of an Award of Restricted Stock to defer receipt of his or her Restricted Stock in accordance with rules and procedures established by the Committee or the Board. Alternatively, the Committee or the Board may, in their discretion and at the times provided above, permit an individual who would have been a Participant with respect to an Award of Restricted Stock, to elect instead to receive an equivalent Award of Restricted Stock Units, and the Committee or the Board may permit the Participant to elect to defer receipt of Shares under the Restricted Stock Units in accordance with Section 8(c)(viii).
(ix) The minimum Restriction Period applicable to any Award of Restricted Stock that is not subject to performance conditions restricting the grant size, the transfer of the shares, or the vesting of the award shall be two (2) years from the date of grant; provided, however, that a Restriction Period of less than two (2) years may be approved under the Plan for such Awards with respect to up to a total of 100,000 Shares.

Appendix A
(c) Restricted Stock Units.
(i) The Company may grant Restricted Stock Units to those Associates as the Committee or the Board may select in its sole discretion. Restricted Stock Units represent the right to receive Shares in the future, at such times, and subject to such conditions as the Committee or the Board shall determine. The restrictions imposed shall take into account potential tax treatment under Code Section 409A.
(ii) Until the Restricted Stock Unit is released from restrictions and any Shares subject thereto are delivered to the Participant, the Participant shall not have any beneficial ownership in any Shares subject to the Restricted Stock Unit, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Restricted Stock Unit or any interest therein. Except as required by any law, no Restricted Stock Unit nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law. Any action attempting to effect any transaction of that type shall be void.
(iii) Upon the lapse of the restrictions, the Participant holder of Restricted Stock Units shall, except as noted below, be entitled to receive, as soon as administratively practical, (a) that number of Shares subject to the Award that are no longer subject to restrictions, (b) cash in an amount equal to the Fair Market Value of the number of Shares subject to the Award that are no longer subject to restrictions, or (c) any combination of Shares and cash, as the Committee or the Board shall determine in their sole discretion, or shall have specified at the time the Award was granted.
(iv) Restricted Stock Units and the entitlement to Shares, cash, or any combination thereunder will be forfeited and all rights of a Participant to such Restricted Stock Units and the Shares thereunder will terminate if the applicable restrictions are not satisfied.
(v) A Participant holder of Restricted Stock Units is not entitled to any rights of a holder of the Shares (e.g., voting rights), prior to the receipt of such Shares pursuant to the Plan. No dividends, dividend equivalents or other similar payments shall be payable in respect of an outstanding Restricted Stock Unit.
(vi) The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to any Restricted Stock Units.
(vii) The granting of Restricted Stock Units and the delivery of any Shares is subject to compliance by the Company with all applicable Legal Requirements
(viii) At the time of grant of Restricted Stock Units (or at such earlier or later time as the Committee or the Board determines to be appropriate in light of the provisions of Code Section 409A), the Committee or the Board may permit a Participant to elect to defer receipt of the Shares or cash to be delivered upon lapse of the restrictions applicable to the Restricted Stock Units in accordance with rules and procedures that may be established from time to time by the Committee or the Board. Such rules and procedures shall take into account potential tax treatment under Code Section 409A, and may provide for payment in Shares or cash.
(ix) The minimum Restriction Period applicable to any Award of Restricted Stock Units shall be one (1) year from the date of grant, provided, however, that a Restriction Period of less than one (1) year may be approved under the Plan for such Awards with respect to up to a total of 100,000 Shares.
9. Performance Awards.
(a) Grant. The Company may grant Performance Awards to Associates on any terms and conditions the Committee or the Board deem desirable. Each Award of Performance Awards shall have those terms and conditions that are expressly set forth in, or are required by, the Plan and the Grant Documents.
(b) Performance Goals. The Committee or the Board may set Performance Goals which, depending on the extent to which they are met during a Performance Period, will determine the number of Performance Shares or Performance Units that will be delivered to a Participant at the end of the Performance Period. The Performance Goals may be set at threshold, target, and maximum performance levels, and the number of Performance Share
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   87

or Performance Units to be delivered may be tied to the degree of attainment of the various performance levels specified under the various Performance Goals during the Performance Period, which may not be less than one year. No payment shall be made with respect to a Performance Award if any specified threshold performance level is not attained.
(c) Beneficial Ownership. A Participant receiving a Performance Award shall not have any beneficial ownership in any Shares subject to such Award until Shares are delivered in satisfaction of the Award, nor shall the Participant have the right to sell, transfer, assign, convey, pledge, hypothecate, grant any security interest in or mortgage on, or otherwise dispose of or encumber any Performance Award or any interest therein. Except as required by any law, neither the Performance Award nor any interest therein shall be subject in any manner to any forced or involuntary sale, transfer, conveyance, pledge, hypothecation, encumbrance, or other disposition or to any charge, liability, debt, or obligation of the Participant, whether as the direct or indirect result of any action of the Participant or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors’ rights law. Any action attempting to effect any transaction of that type shall be void.
(d) Determination of Achievement of Performance Awards. The Committee or the Board shall, promptly after the date on which the necessary financial, individual or other information for a particular Performance Period becomes available, determine and certify the degree to which each of the Performance Goals have been attained.
(e) Payment of Performance Awards. After the applicable Performance Period has ended, a recipient of a Performance Award shall be entitled to payment based on the performance level attained with respect to the Performance Goals applicable to the Performance Award. Performance Awards shall be settled as soon as practicable after the Committee or Board determines and certifies the degree of attainment of Performance Goals for the Performance Period. Subject to the terms and conditions of the Grant Documents, payment to a Participant with respect to a Performance Award may be made (a) in Shares, (b) in cash, or (c) any combination of Shares and cash, as the Committee or the Board may determine at any time in their sole discretion.
(f) Limitation on Rights/Withholding.  A recipient of a Performance Award is not entitled to any rights of a holder of the Shares (e.g. voting rights), prior to the receipt of such Shares pursuant to the Plan. No dividends, dividend equivalents or other similar payments shall be payable in respect of an outstanding Performance Award. The Committee or the Board may withhold, in accordance with Section 17(f) hereof, any amounts necessary to collect any withholding taxes upon any taxable event relating to Performance Awards.
10. Other Stock Unit Awards.
Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee or the Board may determine. Subject to the provisions of the Plan, the Committee or the Board shall have sole and complete authority to determine the Associates to whom such Awards shall be made, the times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of such Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each Participant. For any Award or Shares subject to any Award made under this Section 10, the vesting of which is conditioned only on the passage of time, such Restriction Period shall be a minimum of two (2) years for full vesting. Shares (including securities convertible into Shares) subject to Awards granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. No dividends, dividend equivalents or other similar payments shall be payable in respect of an outstanding Other Stock Unit Award.
11. Change in Control.
Notwithstanding any other provision of the Plan to the contrary, upon the occurrence of a transaction involving the consummation of a reorganization, merger, consolidation or similar transaction involving the Company (other than a reorganization, merger, consolidation or similar transaction in which the Company’s shareholders immediately prior to such transaction own more than 50% of the combined voting power entitled to vote in the election of directors of the surviving corporation), a sale of all or substantially all of its assets, the liquidation or dissolution of the Company, the acquisition of a significant percentage, which shall be no less than beneficial ownership (within the meaning of

Appendix A
Rule 13d-3 under the Act) of 20%, of the voting power of the Company, (each a “Change in Control Event”), which shall not include preliminary transaction activities such as receipt of a letter of interest, receipt of a letter of intent or an agreement in principle, each outstanding Award will be treated as the Committee or Board may determine (subject to the provisions of the following paragraph), without a Participant’s consent, including, without limitation, that (A) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or affiliate thereof), with appropriate adjustments as to the number and kind of shares and prices; (B) upon written or electronic notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control Event; (C) that, to the extent the Committee or Board may determine, in whole or in part prior to or upon consummation of such Change in Control Event, (i) Options and Stock Appreciation Rights may become immediately exercisable; (ii) restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Unit Award may become free of all restrictions and limitations and become fully vested and transferable; (iii) all Performance Awards may be considered to be prorated, and any deferral or other restriction may lapse and such Performance Awards may be immediately settled or distributed (provided, for purposes of clarification, that any Performance Award converted into an Award that provides for service-based vesting will be treated in accordance with clause (ii) of this subsection 11(C)); and (iv) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards granted under the Plan may lapse and such Other Stock Unit Awards or such other Awards may become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the Award not previously forfeited or vested; (D) the termination of an Award in exchange for an amount equal to the excess of the fair market value of the Shares subject to the Award immediately prior to the occurrence of such transaction (which shall be no less than the value being paid for such Shares pursuant to such transaction as determined by the Committee or Board) over the Exercise Price or Strike Price, if applicable, of such Award, with such amount payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee or Board in their discretion shall determine, or (E) any combination of the foregoing. In taking any of the actions permitted by this Section 11, the Committee or Board will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. Notwithstanding the definition of Change in Control Event above in this Section 11, to the extent required to avoid the adverse tax consequences under Section 409A of the Code, a Change in Control Event shall be deemed to occur only to the extent it also meets the requirements for a change in control event for purposes of Section 409A of the Code.
In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), (i) Options and Stock Appreciation Rights will vest and become immediately exercisable; (ii) restrictions and deferral limitations applicable to any Restricted Stock or Restricted Stock Unit Award will become free of all restrictions and limitations and become fully vested and transferable; (iii) all Performance Awards will be considered to be prorated, and any deferral or other restriction will lapse and such Performance Awards will be immediately settled or distributed; and (iv) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards granted under the Plan will lapse and such Other Stock Unit Awards or such other Awards will become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the Award not previously forfeited or vested. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control Event, the Committee or Board will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Committee or Board in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this Section 11, an Award will be considered assumed if, following the Change in Control Event, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control Event, the consideration (whether stock, cash, or other securities or property) received in the Change in Control Event by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control Event is not solely common stock of the successor corporation or its parent entity, the Committee or Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of any other Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its parent entity equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control Event.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   89

Notwithstanding anything in this Section 11 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control Event corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
12. Clawback.
All Awards granted pursuant to this Plan are subject to the Company’s “clawback policy” as may be in effect at the time.
13. Transferability of Awards.
(a) Incentive Stock Options granted under the Plan shall not be transferred by a Participant, except by will or by the laws of descent and distribution.
(b) Other Awards (subject to the limitations in paragraph (c) below) granted under the Plan may be transferred by a Participant to: (i) the Participant’s family members (whether related by blood, marriage, or adoption and including a former spouse); (ii) trust(s) in which the Participant’s family members have a greater than 50% beneficial interest; (iii) trusts, including but not limited to charitable remainder trusts, or similar vehicles established for estate planning and/or charitable giving purposes; and (iv) family partnerships and/or family limited liability companies which are controlled by the Participant or the Participant’s family members, such transfers being permitted to occur by gift or pursuant to a domestic relation order, or, only in the case of transfers to the entities described in clauses (i), (ii) and (iii) immediately above, for value. The Committee or Board, or their authorized designees may, in their sole discretion, permit transfers of Awards to other persons or entities upon the request of a Participant; provided, however, that such Awards may not be transferred to a third party financial institution for value, including as collateral. Subsequent transfers of previously transferred Awards may only be made to one of the permitted transferees named above, unless the subsequent transfer has been approved by the Committee or the Board, or their authorized designee(s). Otherwise, such transferred Awards may be transferred only by will or the laws of descent and distribution.
(c) Notwithstanding the foregoing, if at the time any Option is transferred as permitted under this Section 13, a corresponding Stock Appreciation Right has been identified as being granted in tandem with such Option, then the transfer of such Option shall also constitute a transfer of the corresponding Stock Appreciation Right, and such Stock Appreciation Right shall not be transferable other than as part of the transfer of the Option to which it relates.
(d) Concurrently with any transfer, the transferor shall give written notice to the Plan’s then-current Plan administrator of the name and address of the transferee, the number of Shares being transferred, the Date of Grant of the Awards being transferred, and such other information as may reasonably be required by the administrator. Following a transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The provisions of the Plan and applicable Grant Documents shall continue to be applied with respect to the original Participant, and such Awards shall be exercisable by the transferee only to the extent that they could have been exercised by the Participant under the terms of the original Grant Documents. The Company disclaims any obligation to provide notice to a transferee of any termination or expiration of a transferred Award.
14. Code Section 162(m) Provisions and Award Limitations.
(a) Notwithstanding any other provision of the Plan, (i) to the extent Awards to salaried employees (each an “eligible employee” for purposes of Code Section 162(m) and the Treasury Regulations thereunder with regard to shareholder approval of the material terms of the Performance Goals) are intended to be Qualified Performance-Based Awards; or (ii) if the Committee determines at the time any Award is granted to a salaried employee who is, or who may be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Associate, then the Committee may provide that this Section 14 is applicable to such Award.

Appendix A
(b) If an Award is subject to this Section 14, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement or attainment of one or more objective Performance Goals as determined by the Committee, using one or more Performance Measures also as determined by the Committee. Such Performance Goals shall be established by the Committee no later than 90 days after the beginning of the Performance Period to which the Performance Goals pertain and while the attainment of the Performance Goals is substantially uncertain, and in any event no later than the date on which 25% of the Performance Period has elapsed.
(c) Notwithstanding any provision of this Plan (other than Section 11 or 15), with respect to any Award that is subject to this Section 14, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of the death or disability of the Participant.
(d) The Committee shall have the power to impose such other restrictions on Awards subject to this Section 14 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto. Whenever the Committee determines that it is advisable to grant or pay Awards that do not qualify as Qualified Performance-Based Awards, the Committee may make grants or payments without satisfying the requirements of Code Section 162(m).
(e) Notwithstanding any provision of this Plan other than Section 16, commencing with calendar year 2005, (i) no Participant may be granted in any twelve (12) month period an aggregate amount of Options and/or Stock Appreciation Rights with respect to more than 400,000 Shares, and (ii) no Participant may be granted in any twelve (12) month period an aggregate amount of Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards or Other Stock Unit Awards, with respect to more than 400,000 Shares (or cash amounts based on the value of more than 400,000 Shares).
(f) Notwithstanding any provision of this Plan other than Section 16, commencing with calendar year 2015, no non-employee director of the Company may be granted in any twelve (12) month period an aggregate amount of equity having a value of more than $400,000 on the date of grant, under this Plan or any other equity compensation plan sponsored by the Company.
15. Alteration, Termination, Discontinuance, Suspension, and Amendment.
(a) The Committee or the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement for which or with which the Committee or Board deems it necessary or desirable to qualify or comply; or (ii) the consent of the affected Participant, if such action would impair the rights of such Participant under any outstanding Award. Notwithstanding anything to the contrary herein, the Committee or the Board may make technical amendments to the Plan as may be necessary so as to have the Plan conform to any Legal Requirements in any jurisdiction within or outside the United States, so long as shareholder approval of such technical amendments is not required.
(b) The Committee or Board may amend the terms of any outstanding Award, prospectively or retroactively, except to the extent that such action would cause an Award subject to Section 14 not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(c) of the Code, and except that no such amendment shall impair the rights of any Participant without his or her consent. Subject to the requirements of paragraph (c) below, the Committee or Board may, without the consent of the Participant, amend any Grant Documents evidencing an Option or Stock Appreciation Right granted under the Plan, or otherwise take action, to accelerate the time or times at which an Option or Stock Appreciation Right may be exercised; to waive any other condition or restriction applicable to an Award or to the exercise of an Option or Stock Appreciation Right; to amend the definition of a change in control of the Company (if such a definition is contained in such Grant Documents) to expand the events that would result in a change in control and to add a change in control provision to such Grant Documents (if such provision is not contained in such Grant Documents); and may amend any such Grant Documents in any other respect with the consent of the Participant.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   91

(c) If an amendment would (i) materially increase the benefits to participants under the Plan, (ii) increase the aggregate number of Shares that may be issued under the Plan, or (iii) materially modify the requirements for participation in the Plan by materially increasing the class or number of persons eligible to participate in the Plan, then such amendment shall be subject to shareholder approval.
(d) If required by any Legal Requirement, any amendment to the Plan or any Award will also be submitted to and approved by the requisite vote of the shareholders of the Company. If any Legal Requirement requires the Plan to be amended, or in the event any Legal Requirement is amended or supplemented (e.g., by addition of alternative rules) to permit the Company to remove or lessen any restrictions on or with respect to an Award, the Board and the Committee each reserve the right to amend the Plan or any Grant Documents evidencing an Award to the extent of any such requirement, amendment or supplement, and all Awards then outstanding will be subject to such amendment.
(e) Notwithstanding any provision of the Plan to the contrary, the Committee or the Board may not, without prior approval of the shareholders of the Company, reprice any outstanding Option and/or Stock Appreciation Rights by either lowering the Exercise Price thereof or canceling such outstanding Option and/or Stock Appreciation Rights in consideration of a grant having a lower Exercise Price or in exchange for awards or cash considerations. This paragraph 15(e) is intended to prohibit the repricing of  “underwater” Options without prior shareholder approval and shall not be construed to prohibit the adjustments provided for in Section 16 hereof.
(f) The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Award.
16. Adjustment of Shares; Effect of Certain Transactions.
Notwithstanding any other provision of the Plan to the contrary, in the event of any change affecting the Shares subject to the Plan or any Award (through merger, consolidation, reorganization, recapitalization, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or other change in capital structure of the Company), appropriate adjustments or substitutions shall be made by the Committee or the Board as to the (i) Total Shares subject to the Plan, (ii) maximum number of Shares for which Awards may be granted to any one Associate, (iii) number of Shares and price per Share subject to outstanding Awards, and (iv) class of shares of stock that may be delivered under the Plan and/or each outstanding Award, as shall be equitable to prevent dilution or enlargement of rights under previously granted Awards. The determination of the Committee or Board as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Incentive Stock Option and any related Stock Appreciation Right shall comply with the rules of Section 424(a) of the Code; and (ii) in no event shall any adjustment be made which would disqualify any Incentive Stock Option granted hereunder as an Incentive Stock Option for purposes of Section 422 of the Code.
17. General Provisions.
(a) No Associate or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Associates or Participants under the Plan.
(b) Except to the extent that such action would cause an Award subject to Section 14 not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m)(4)(c) of the Code, the Committee or Board shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee or Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee or Board may, in their discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.
(c) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee or Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares

Appendix A
are then listed, and any applicable state or Federal securities law, and the Committee or Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d) No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee or the Board in their sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other Legal Requirements to which such offer, if made, would be subject.
(e) The Committee or the Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.
(f) The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Plan administrator to satisfy all obligations for the payment of such taxes, not to exceed the statutory minimum withholding obligation. The Committee or Board shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes (i) by delivery of or transfer of Shares to the Company, (ii) with the consent of the Committee or the Board, by directing the Company to retain Shares otherwise deliverable in connection with the Award, (iii) by payment in cash of the amount to be withheld, or (iv) by withholding from any cash compensation otherwise due to the Participant.
(g) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if required, and such arrangements may be either generally applicable or applicable only in specific cases.
(h) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the state of Delaware and applicable Federal law.
(i) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the determination of the Committee or the Board, materially altering the intent of the Plan, it shall be stricken, and the remainder of the Plan shall remain in full force and effect.
(j) Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee or the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee or Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligations with respect to tax equalization for Associates on assignments outside their home country.
(k) No Award shall be granted or exercised if the grant of the Award or the exercise and the issuance of shares or other consideration pursuant thereto would be contrary to the Legal Requirements of any duly constituted authority having jurisdiction.
(l) The Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary or Affiliated Company, nor will it interfere in any way with any right the Company or any Subsidiary or Affiliated Company would otherwise have to terminate a Participant’s employment or other service at any time.
(m) Notwithstanding any provision of the Plan to the contrary, in the event of a Participant’s retirement from the Company or any Subsidiary or Affiliated Company on or after age 65 with at least five (5) years of service as an Associate, the Participant’s Awards shall continue to vest in accordance with the schedule set forth in the applicable Grant Documents excluding any inconsistent provisions relating to the effect upon the Award of the Participant’s cessation of employment.
(n) Employees and directors of the Company and its Subsidiaries who are based in the United Kingdom may be granted Awards pursuant to the terms of the UK Addendum. Grants made pursuant to the UK Addendum shall be subject to the terms and conditions of the Plan, unless otherwise provided in the UK Addendum.
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   93

Schedule A
UK Addendum
1.
Purpose and eligibility

The purpose of this addendum to the Plan (the “UK Addendum”) is to enable the Board to grant Awards to certain employees and directors of LiveRamp Holdings, Inc. (the “Company”) and its Subsidiaries who are based in the United Kingdom. Awards (which will be unapproved for UK tax purposes) may only be granted under the UK Addendum to employees and directors of the Company and its Subsidiaries. Awards granted pursuant to the UK Addendum are granted pursuant to an “employees’ share scheme” for the purposes of the Financial Services and Markets Act 2000.
2.
Definitions

Definitions are as contained in Section 2 of the Plan, with the following additions, amendments or substitutions:
(a)
The definition of “Associate” shall be deleted and the word “Employee” shall be substituted therefor throughout the Plan.

(b)
“Control” (for the purposes of the definition of “Subsidiary”, below) has the meaning contained in section 995 Income Tax Act 2007.

(c)
“Employee” shall mean any employee or director of the Company or its Subsidiaries.

(d)
“HMRC” means the UK HM Revenue & Customs.

(e)
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

(f)
“PAYE” means the UK Pay-As-You-Earn income tax withholding system governed by the Income Tax (PAYE) Regulations 2003.

(g)
“Service” means service as an Employee, subject to such further limitations as may be set forth in the applicable Stock Option Agreement or Restricted Share Agreement. Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(h)
The definition of “Subsidiary” shall be restated in its entirety as follows: “Subsidiary” shall mean a company (wherever incorporated) which for the time being is under the Control of the Company.

3.
Terms

Awards granted pursuant to the UK Addendum shall be governed by the terms of the Plan, subject to any such amendments set out below and as are necessary to give effect to Section 1 of the UK Addendum, and by the terms of the individual Award Agreement entered into between the Company and the Participant.
4.
Participation

For the purpose of granting awards pursuant to the Plan to UK Employees only, the Plan shall be amended by the substitution of the word “Employee” for the word “Associate” throughout.
5.
Non-transferability of Awards

An Award granted pursuant to the UK Addendum may not be transferred other than by the laws of intestacy on death of the Participant.

Appendix A
6.
Withholding obligations

6.1
The Participant shall be accountable for any income tax and, subject to the following provisions, national insurance liability which is chargeable on any assessable income deriving from the exercise of, or other dealing in, the Award. In respect of such assessable income the Participant shall indemnify the Company and (at the direction of the Company) any Subsidiary which is or may be treated as the employer of the Participant in respect of the following (together, the “Tax Liabilities”):

(a)
any income tax liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under ITEPA and the PAYE regulations referred to in it; and

(b)
any national insurance liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

(i)
all the Employee’s primary Class 1 national insurance contributions; and

(ii)
all the employer’s secondary Class 1 national insurance contributions.

6.2
Pursuant to the indemnity referred to in clause 6.1, the Participant shall make such arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)
making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary in time to enable the company to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)
appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired pursuant to the exercise of, or other dealing in, the Award to cover the Tax Liabilities and authorizing the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares;

(c)
entering into an election whereby the employer’s liability for secondary Class 1 national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.

7.
Section 431 Election

Where the Shares to be acquired on the exercise of, or other dealing in, the Award are considered to be “restricted securities” for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of exercise or acquisition of the Shares that the Participant if so directed by the Company enter into a joint election with the Company or, if different, the relevant Subsidiary employing the Participant pursuant to section 431 ITEPA electing that the market value of the Shares to be acquired on the exercise of, or other dealing in, the Award be calculated as if the Shares were not “restricted securities”.
Adopted by the Compensation Committee on
February 14, 2012
LiveRamp Holdings, Inc. Notice of 2023 Annual Meeting and Proxy Statement   95

LIVERAMP HOLDINGS, INC. 225 BUSH STREET, 17TH FLOOR SAN FRANCISCO, CA 94104 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time the day before the cut-off date* or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RAMP2023You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch- tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time the day before the cut-off date* or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.*Voting instructions submitted by participants in the LiveRamp Holdings, Inc. Retirement Savings Plan must be received by Newport no later than 8:59 p.m. Pacific Time on August 10, 2023. Plan participants will not be permitted to vote during the Meeting.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V19636-P94767-Z85203KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY LIVERAMP HOLDINGS, INC. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 5 and for a frequency of EVERY YEAR on Proposal 4.1.Election of Directors Nominees: 1a. Timothy R. Cadogan 1b. Vivian Chow 1c. Scott E. Howe For Against Abstain For Against Abstain 2.Approval of an increase in the number of shares available for issuance under the Company's Amended and Restated 2005 Equity Compensation Plan.3.Advisory (non-binding) vote to approve the compensation of the Company's named executive officers. Every Every Every Abstain Year Two ThreeYearsYears4.Advisory (non-binding) vote to approve the frequency of future advisory votes on executive compensation.For Against Abstain 5.Ratification of KPMG LLP as the Company's independent registered public accountant for Fiscal Year 2024. NOTE: In their discretion, the proxies are authorized to consider and vote upon such other business that may come before the meeting or any postponement or adjournment thereof. NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V19637-P94767-Z85203 ProxyLIVERAMP HOLDINGS, INC.ProxyThis proxy is solicited by the Board of DirectorsFor the Annual Meeting of Shareholdersto be held on August 15, 2023The undersigned hereby appoints Jerry C. Jones and Amy Lee Stewart as proxies, or either of them, with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of common stock of LiveRamp Holdings, Inc. held of record by the undersigned on June 20, 2023, at the Annual Meeting of Shareholders to be held via the Internet at www.virtualshareholdermeeting.com/RAMP2023 at 11:30 a.m. Pacific Time on August 15, 2023, or any postponement or adjournment thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTEDIN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 5, AND FOR A FREQUENCY OF "EVERY YEAR" ON PROPOSAL 4.If the undersigned is a participant in the LiveRamp Holdings, Inc. Retirement Savings Plan ("the
Plan") with balances in the LiveRamp Stock Fund, the undersigned hereby instructs Newport Trust Company, as named fiduciary and investment manager for the LiveRamp Stock Fund under the Plan, to vote all shares of LiveRamp common stock credited to the Plan account of the undersigned at the Annual Meeting of Shareholders to be held on August 15, 2023, or any postponements or adjournments thereof. The shares credited to the Plan account of the undersigned will be voted in the manner directed herein. THISVOTING INSTRUCTION CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RECEIVED NO LATER THAN 8:59 P.M. PACIFIC TIME ON AUGUST 10, 2023. IF YOUR VOTING INSTRUCTIONS ARE NOT TIMELY RECEIVED, NEWPORT TRUST COMPANY WILL VOTE THESE SHARES IN ITS OWN DISCRETION.Please mark, sign, date and return the proxy card promptly using the enclosed envelope.SEE REVERSE SIDE